UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0059
Washington, D.C. 20549	Expires: January 31, 2008
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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

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American Mortgage Acceptance Company

(Name of Registrant as Specified In Its Charter)

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AMERICAN MORTGAGE
ACCEPTANCE COMPANY

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
on
June 8, 2005

April 30, 2005

To the Shareholders of American Mortgage Acceptance Company:

NOTICE IS HEREBY GIVEN THAT the 2005 annual meeting of the holders of the common shares of beneficial interest of American Mortgage Acceptance Company (our “Company”) will be held on Wednesday, June 8, 2005 at 10:00 A.M. (local time), at the law offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York for the following purposes:

(1)	The election of five (5) trustees for a term of one year to expire at the 2006 annual meeting;

(2)	The approval of an amendment and restatement of our Company’s Second Amended and Restated Declaration of Trust which reflects the following significant amendments:

2a.	the transfer of provisions with respect to our investment policy from our declaration of trust to our bylaws;

2b.	the transfer of provisions with respect to our debt policy from our declaration of trust to our bylaws;

2c.	the transfer of provisions with respect to our operating procedures from our declaration of trust to our bylaws; and

2d.	the reduction in the vote required to approve a conversion transaction or a roll-up from 80% to a majority vote.

(3)	The adjournment or postponement of the annual meeting if necessary to permit further solicitation of proxies if there are not sufficient votes at the time of the annual meeting to approve the proposals;

(4)	The transaction of such other business as may properly come before the meeting.

Our board of trustees recommends a vote “FOR” each of the proposals. The accompanying proxy statement contains additional information and should be carefully reviewed by shareholders.

Our board of trustees has fixed the close of business on April 1, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment or postponement thereof.

By Order of the Board of Trustees

Stuart J. Boesky
President and Chief Executive Officer

IT IS MOST IMPORTANT THAT YOU SUBMIT YOUR PROXY EITHER BY MAIL OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU DECIDE TO DO SO BY MAIL, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED STAMPED, SELF-ADDRESSED PROXY CARD.

YOUR FAILURE TO PROMPTLY RETURN THE PROXY INCREASES THE OPERATING COSTS OF YOUR INVESTMENT.

YOU ARE CORDIALLY INVITED TO PERSONALLY ATTEND THE MEETING, BUT YOU SHOULD VOTE BY INTERNET OR MAIL WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

AMERICAN MORTGAGE ACCEPTANCE COMPANY
625 MADISON AVENUE
NEW YORK, NEW YORK 10022

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

INTRODUCTION

The accompanying form of proxy is solicited on behalf of the board of trustees of American Mortgage Acceptance Company (which we refer to as our “Company,” “we,” “our” or “us”) for use at the annual meeting of shareholders to be held Wednesday, June 8, 2005 at 10:00 A.M. (local time), at the law offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York, and at any adjournment or postponement thereof. On or about April 30, 2005, we first mailed these proxy materials to holders of record of our common shares at the close of business on April 1, 2005. Our executive offices are located at 625 Madison Avenue, New York, New York 10022 (telephone: (212) 317-5700).

Common shares represented by properly executed proxy cards received by us at or prior to the annual meeting will be voted according to the instructions you indicate on the proxy card. If you do not give any instructions, the persons named on your signed proxy card intend to vote your common shares so represented “FOR” each of the proposals.

You may revoke your proxy and reclaim your right to vote by (i) delivering to our secretary a written notice of revocation bearing a later date than the date of the proxy at or prior to the annual meeting, (ii) delivering to our secretary a duly executed, subsequently dated proxy with respect to the same common shares at or prior to the annual meeting, or (iii) attending the annual meeting and voting in person, although attendance at the annual meeting will not, by itself, constitute revocation. Any written notice revoking a proxy should be delivered at or prior to the annual meeting to the attention of the Secretary, American Mortgage Acceptance Company, 625 Madison Avenue, New York, New York 10022.

Our board of trustees recommends a vote “FOR” each of the proposals.

As of April 1, 2005, approximately 8,336,803 common shares were outstanding, with each common share entitled to one vote on all matters that may come before the annual meeting.

QUESTIONS AND ANSWERS

Q:	Why am I receiving these proxy materials?

A:    You are receiving these proxy materials because you are a shareholder in our Company. Our board of trustees is asking for the right to vote your shares as your proxy or agent at the annual meeting of our shareholders. Your shares will be voted as you instruct on your proxy card at the annual meeting. This proxy statement discusses the issues to be voted on. Each share you own is entitled to one vote on each matter being voted on at the annual meeting.

Q:	What am I being asked to vote on?

A:    You are being asked to consider and vote upon the following proposals:

(1)	The election of five (5) trustees for a term of one year to expire in 2006;

(2)	The approval of an amendment and restatement of our Company’s Second Amended and Restated Declaration of Trust which reflects the following significant amendments:

a.	the transfer of provisions with respect to our investment policy from our declaration of trust to our bylaws;

b.	the transfer of provisions with respect to our debt policy from our declaration of trust to our bylaws;

c.	the transfer of provisions with respect to our operating procedures from our declaration of trust to our bylaws; and

d.	the reduction in the vote required to approve a conversion transaction or a roll-up from 80% to a majority vote.

(3)	The adjournment or postponement of the annual meeting if necessary to permit further solicitation of proxies if there are not sufficient votes at the time of the annual meeting to approve the proposals.

Q:	Who is being nominated for election as a trustee?

A:    The nominating committee of our board of trustees has nominated Stuart J. Boesky, Alan P. Hirmes, Scott M. Mannes, Stanley R. Perla and Richard M. Rosan for election as trustees at the annual meeting. Additional information about each of the nominees is included under the heading “Proposal #1: Election of Trustees.”

Q:	Why are we amending and restating the declaration of trust?

A:    When our Company was originally formed, it was our intention to operate as a closed-end, finite-life company to acquire government insured mortgage loans, utilizing only the proceeds from our initial capital raised and no indebtedness. When our Company was restructured to an infinite-life real estate investment trust (a “REIT”) in 1999, our shareholders voted to amend our declaration of trust in order to accommodate our new business plan. These amendments included, among other changes, expanding the types of investments we could make and utilizing a defined amount of indebtedness to acquire higher yielding mezzanine and bridge loans and other real estate related investments. However, at the time of the restructuring, there were certain restrictions with respect to our operating procedures that were left in our declaration of trust that we now believe, after five years of operations as a public company, may no longer be applicable to our Company and in any event should be left to the discretion of our board of trustees. For these reasons, we are asking you to approve an amendment and restatement of our declaration of trust which will give our trustees powers substantially similar to those granted to directors of most public companies and allow our board to amend, without the need to solicit shareholder consent, the provisions that will be moved into the bylaws as deemed necessary and appropriate to effectively manage our business.

Although we recommend that you adopt all of the proposed amendments to our declaration of trust, we have divided the various amendments into four separate proposals, as more fully discussed in the next question.

Q:	What are the four (4) separate proposals to the declaration of trust that I am being asked to vote on?

A:    You are being asked to approve amending and restating our declaration of trust by voting on the following four proposals:

a.	The transfer of provisions with respect to our investment policy from our declaration of trust to our bylaws. The first declaration of trust proposal, “Proposal #2a — The transfer of provisions with respect to our investment policy from our declaration of trust to our bylaws,” is asking you to approve amending our declaration of trust to move Article VII — Investment Policy of our declaration of trust to our bylaws (with the exception of the provisions in Article VII that relate to our debt policy, which we are asking you to vote on separately in Proposal #2b). This amendment would permit our board of trustees to have discretion over any change to the Company’s investment policy. We feel that transferring our investment policy to our bylaws will afford our Company needed flexibility in our continued operations and expanding business and also enable us to operate in a more efficient and economical manner by allowing our board of trustees to react quickly to changes in the competitive and regulatory conditions in which we operate.

b.	The transfer of provisions with respect to our debt policy from our declaration of trust to our bylaws. The second declaration of trust proposal, “Proposal #2b — The transfer of provisions with respect to our debt policy from our declaration of trust to our bylaws,” is asking you to approve amending our declaration of trust to move our debt policy, which restricts the amount of indebtedness that we are permitted to incur, into our bylaws. Our declaration of trust currently limits our ability to incur indebtedness to (i) 100% of our total market value with respect to total indebtedness and (ii) 50% of our total market value with respect to indebtedness other than working capital indebtedness, trade payables and subordinated advisor fees. We are asking you to approve moving this restriction on indebtedness into our bylaws which will grant our board of trustees the discretion to determine, from time to time, our appropriate level of indebtedness. Although we have no immediate plans to increase the amount of our indebtedness beyond that currently permitted by our declaration of trust, moving the debt policy into our bylaws will provide us with greater flexibility and allow us to react quickly to changes in our industry.

c.	The transfer of provisions with respect to our operating procedures from our declaration of trust to our bylaws. The third declaration of trust proposal, “Proposal #2c — The transfer of provisions with respect to our operating procedures from our declaration of trust to our bylaws,” is asking you to approve amending the declaration of trust to transfer certain provisions related to our operating procedures from the declaration of trust to our bylaws. These include, for example, provisions regarding meetings of shareholders, including quorum and voting mechanics; authority of our trustees, including resignation and removal procedures; appointments of our officers; the setting of record dates and voting procedures. It also includes references to the North American Securities Administrators Association (“NASAA”) guidelines, which are no longer applicable to our Company. In light of our continuing growth and the manner in which our Company has changed since our declaration of trust was created, such an amendment would allow our board of trustees to exercise greater discretion and control over the operation of our Company and provide needed flexibility. Approving this proposal will give our board of trustees powers substantially similar to those granted to boards of most public companies and also allow our board to amend, without the need to solicit shareholders consent, these operating procedures as deemed necessary and appropriate to effectively manage our business.

d.	Reduction in the vote required to approve a conversion transaction or a roll-up from eighty percent (80%) to a majority vote. The fourth declaration of trust proposal, “Proposal #2d — Reduction in the vote required to approve a conversion transaction or a roll-up from eighty (80%) to a majority vote,” is asking you to approve amending the declaration of trust to change the shareholder voting requirements for approval of certain exchange offers, mergers, consolidations, conversions, roll-ups or other similar transactions (collectively, “Conversion or Roll-Up Transactions”) from eighty percent (80%) to a majority of the outstanding shares of our Company held by our shareholders. We believe the eighty percent (80%) approval requirement has the potential to unduly limit our ability to obtain approval of a Conversion or Roll-Up Transaction which may be in the best interest of the majority of our shareholders. If approved, this amendment would continue to permit our shareholders to exercise discretion over such transactions. However, undertaking a Conversion or Roll-Up Transaction will be less costly and our Company will have the ability to obtain such approval in a timely manner.

Q:	What is the effect of Proposals #2a, #2b and #2c which transfer provisions to the bylaws?

A:    Three proposals, Proposal #2a, #2b and #2c, seek shareholder approval to transfer provisions which are currently set forth in our declaration of trust into our bylaws. The principal effect of this change will be to give our board of trustees the ability to amend, without the need to solicit shareholder consent, the transferred provisions as deemed necessary and appropriate to effectively manage our business. As a result, shareholders will no longer have a vote on whether or not certain investment policies and operating procedures can be changed, including various restrictions which currently limit the discretion of management and the board of trustees.

Q:	Has management discussed revising or eliminating the provisions relating to Proposals #2a, #2b and #2c after they are moved to the bylaws?

A:    While management has discussed with the board from time to time the elimination or revision of certain of these restrictions, neither management nor the board of trustees has a present intention to do so (other than the NASAA guidelines) , although, as noted above, the proposals would permit our board of trustees to take actions on its own that would previously have required shareholder approval if the board felt such changes were in the best interest of our shareholders and us.

Q:	What vote is required to approve the proposals?

A:    The affirmative vote of the holders of a majority of the issued and outstanding common shares entitled to vote at the annual meeting at which a quorum is present is required to approve each of the amendments to our declaration of trust, other than Proposal #2d, which requires approval of 80% of our common shares outstanding.

The affirmative vote of a plurality of the votes actually cast by shareholders, in person or by proxy, and entitled to vote at the annual meeting at which a quorum is present is required for the election of each of the trustee nominees. The affirmative vote of the holders of a majority of the common shares voting either in person or by proxy at the annual meeting is required to approve, if necessary, the extension of the solicitation period and the adjournment of the annual meeting.

Abstentions and broker non-votes will have no effect on the vote for Proposals #1 and #3 because the vote required is a plurality and majority, respectively, of the votes actually cast (assuming the presence of a quorum). Abstentions and broker non-votes will be counted as votes against Proposals #2a, #2b, #2c and #2d.

Q:	Who is entitled to vote?

A:    Shareholders of record as of the close of business on April 1, 2005 are entitled to vote at the annual meeting.

Q:	Does holding my stock in a brokerage account affect my entitlement to vote?

A:    While your broker may vote your shares with respect to Proposals #1 and #3 even if you do not instruct your broker how to vote, your broker may only vote your shares with respect to Proposals #2a, #2b, #2c and #2d if you provide instructions to your broker on how to vote. You should contact your broker and ask what directions your broker will need from you. If your shares are held in the name of a broker, and you intend to attend the annual meeting and vote your shares in person, you must obtain a legal proxy, executed in your favor, from your broker to be able to vote at the annual meeting.

Q:	What if there are not enough votes to establish a quorum?

A:    If there are not enough votes to establish a quorum or to meet the voting requirement at the annual meeting, we may propose an adjournment or postponement of the annual meeting for the purpose of soliciting additional proxies. Therefore, please note that, by delivering a proxy to vote at the annual meeting, you are also granting a proxy that can be voted in favor of any adjournments or postponements of the annual meeting.

Q:	What do I need to do now?

A:    After reading this proxy statement, complete, sign and mail the enclosed proxy card in the enclosed return envelope as soon as possible. In the alternative, you may also submit a proxy on the Internet by following the instructions on the enclosed proxy card. To submit a proxy on the Internet, log on to the Internet and go to http://www.eproxyvote.com/amc, enter your authentication number which can be found in the grey shaded box on the proxy card and follow the directions outlined on the secure website. Even if you plan to attend the annual meeting in person, we urge you to return your proxy card to assure the representation of your shares at the annual meeting.

Q:	Can I change my vote after I have mailed my signed proxy card?

A:    Yes. You can change your vote at any time before your proxy is voted at the annual meeting. You may do this in one of three ways. First, you can send us a written notice stating that you revoke your proxy. Second, you can complete and submit a new proxy card, dated a later date than the first proxy card. Third, you can attend the annual meeting and vote in person. Your attendance at the annual meeting will not, however, by itself revoke your proxy. If you hold your shares in “street name” and have instructed your broker to vote your shares, you must follow directions received from your broker to change those instructions.

Q:	Do I have dissenters’ rights?

A:    No dissenters’ rights apply to any matter to be acted upon at this annual meeting.

Q:	How does the board of trustees recommend that I vote?

A:    Our board of trustees unanimously recommends that you vote:

“FOR” The election of five (5) trustees for a term of one year to expire in 2006; and

“FOR” The approval of an amendment and restatement of our Company’s Second Amended and Restated Declaration of Trust which reflects the following significant amendments:

a.	the transfer of provisions with respect to our investment policy from our declaration of trust to our bylaws;

b.	the transfer of provisions with respect to our debt policy from our declaration of trust to our bylaws;

c.	the transfer of provisions with respect to our operating procedures from our declaration of trust to our bylaws; and

d.	the reduction in the vote required to approve a conversion transaction or a roll-up from 80% to a majority vote.

“FOR” The adjournment or postponement of the annual meeting if necessary to permit further solicitation of proxies if there are not sufficient votes at the time of the annual meeting to approve the proposals.

Q:	Who can help answer my questions?

A:    If you would like additional copies of this proxy statement, or if you would like to ask any additional questions, you should contact:

The Altman Group
1200 Wall Street West
Lyndhurst, NJ 07071
Attn: Fred Bonnell
(201) 806-7319
or
American Mortgage Acceptance Company
625 Madison Avenue
New York, New York 10022
Attn: Brenda Abuaf
(212) 317-5700

PROPOSALS BEFORE THE MEETING

Proposal #1:	Election of Trustees

At the annual meeting, five trustees are to be elected for one-year terms expiring in 2006. All of the nominees are currently trustees of our Company. Trustees are elected by a plurality of the votes cast (assuming the presence of a quorum consisting of a majority of holders of our common shares, whether present in person or by proxy).

Unless holders of our common shares otherwise specify, the common shares represented by duly executed proxies will be voted “FOR” the indicated nominees for election as trustees. Our board of trustees has no reason to believe that any of the nominees will be unable or unwilling to continue to serve as a trustee if elected. However, in the event that any nominee should be unable or unwilling to serve, the common shares represented by proxies received will be voted for another nominee selected by our board of trustees. Our board of trustees recommends a vote “FOR” each of the listed nominees.

The following table sets forth information with respect to each nominee nominated to serve as a trustee for a term to expire in 2006.

Name of Trustee/ Nominee for Election	Age	Principal Occupation
Stuart J. Boesky	48
Mr. Boesky is Chairman, President and Chief Executive Officer of our Company and is a Director and the President of Related AMI Associates, Inc. (our “Advisor”). Mr. Boesky is also the Chief Executive Officer and a Managing Trustee of CharterMac (AMEX:CHC), Chairman of CharterMac Mortgage Capital Corporation (“CharterMac Mortgage Capital”) and Managing Director of Related Capital Company LLC (“RCC”), two of CharterMac’s subsidiaries. Mr. Boesky is responsible for our strategic planning and new business development. He oversees all of CharterMac’s and our Company’s debt products, including CharterMac’s portfolio investing and mortgage banking operations, capital markets, strategic planning and new product development. Mr. Boesky practiced real estate and tax law with the law firm of Shipley & Rothstein from 1984–1986, when he joined RCC. From 1983–1984, he practiced law with the Boston office of Kaye, Fialkow, Richman and Rothstein. Previously, Mr. Boesky was a consultant at the accounting firm of Laventhol & Horwath. Mr. Boesky graduated with high honors from Michigan State University with a Bachelor of Arts degree and from Wayne State School of Law with a Juris Doctor degree. He then received a Master of Laws degree in Taxation from Boston University School of Law. Mr. Boesky is a regular speaker at industry conferences and on television. Mr. Boesky is also a member of the board of directors of the National Association of Affordable Housing Lenders and the Investment Program Association.

Alan P. Hirmes	50
Mr. Hirmes is a managing trustee and Chief Financial Officer of our Company and is a Director and the Chief Financial Officer and a Senior Vice President of our Advisor. Mr. Hirmes is also a Managing Trustee, the Chief Operating Officer and Chief Financial Officer of CharterMac, the President of RCC and a Board member of CharterMac Mortgage Capital. Mr. Hirmes is responsible for managing the overall administration of CharterMac, RCC and the Company, as well as any new initiatives or special projects. In addition, Mr. Hirmes oversees RCC’s finance and accounting, human resources, information technology and investor services departments and the joint venture development program. Mr. Hirmes has been a Certified Public Accountant in New York since 1978. Mr. Hirmes currently serves as Chairman Emeritus of the Affordable Housing Tax Credit Coalition, a national organization dealing with issues relating to the Tax Credit Program. He is also a member of the Advisory Board of the Low Income Housing Tax Credit Monthly Report and of the National Housing Conference, and he serves on the Executive

Name of Trustee/ Nominee for Election	Age	Principal Occupation

Board of the National Multi Housing Council. Prior to joining RCC in October 1983, Mr. Hirmes was employed by Weiner & Co., certified public accountants, where he specialized in real estate and partnership taxation. Mr. Hirmes graduated from Hofstra University with a Bachelor of Arts degree.

Scott M. Mannes	45
Mr. Mannes is an independent trustee of our Company. Mr. Mannes is a Managing Director of the Norseman Group, LLC, which is a credit focused mezzanine lender to single tenant property owners. Prior to Norseman, Mr. Mannes was a principal of Drawbridge Capital, LLC, a company providing consulting services to specialty and consumer finance companies. Prior to Drawbridge, Mr. Mannes was a key participant in the development and evolution of the investment banking and merchant banking operations during his nine-year tenure at ContiFinancial Corporation, most notably as Co-President of ContiFinancial Services Corporation. Prior to joining ContiFinancial in 1990, Mr. Mannes spent seven years with Financial Guaranty Insurance Company, developing the first financial guaranties applied to sub-prime mortgage loan securitizations. Mr. Mannes is a graduate of State University of New York at Albany and received a Master of Public Administration degree from the Rockefeller School of Public Affairs and Policy at SUNY Albany. Mr. Mannes is a member of the audit committee, the chairman of the nominating and governance committee and a member of the compensation committee.

Stanley R. Perla	61
Mr. Perla is an independent trustee of our Company. Mr. Perla, a licensed Certified Public Accountant, was with the firm of Ernst & Young LLP for 35 years, the last 25 of which he was a partner. His area of expertise for the past 40 years was real estate, and he was also responsible for the auditing of public and private companies. Mr. Perla served as Ernst & Young’s National Director of Real Estate Accounting, as well as on Ernst & Young’s National Accounting and Auditing Committee. He is an active member of the National Association of Real Estate Investment Trusts and the National Association of Real Estate Companies. Mr. Perla also served on the real estate committees of the New York State Society of Certified Public Accountants and the American Institute of Certified Public Accountants. In addition, Mr. Perla has been a frequent speaker on real estate accounting issues at numerous real estate conferences. He is currently on the Board of Trustees and Chairman of the Audit Committee of Lexington Corporate Properties Trust (NYSE:LXP) and is a Vice President and the Director of Internal Audit of Vornado Realty Trust. Mr. Perla is the chairman of the audit committee and is a member of the nominating and governance committee.

Richard M. Rosan	63
Mr. Rosan is an independent trustee of our Company and is the President of the Urban Land Institute (“ULI”), a post he has held since 1992. ULI, a globally focused organization with an international membership of over 20,000 real estate professionals, is considered the preeminent “think tank” in land use development. In addition to the duties of leading ULI, Mr. Rosan is also the President of the ULI Foundation, the philanthropic arm of ULI. Mr. Rosan is an architect and Fellow of the American Institute of Architects. Prior to his service at ULI, Mr. Rosan spent 22 years in New York City in several capacities, including 12 years with the City of New York, ending as its Economic Development Director, six years as President of the Real Estate Board of New York, and five years in the private development business working as Project Director on several large New York City development projects. Mr. Rosan holds a B.A. from Williams College and a Masters of Architecture from The School of Architecture at the University of Pennsylvania. He completed Post Graduate work in Urban Planning at the University of Cambridge, England. Mr. Rosan is a member of the audit committee and the chairman of the compensation committee.

Proposal #2:	Amending and Restating our Declaration of Trust

Introduction

Our board of trustees has approved, and recommends that you authorize them to adopt and execute, an amended and restated declaration of trust of our Company pursuant to Proposals #2a through #2d, below. The amended and restated declaration of trust, which will be in the form attached to this proxy statement as Appendix A, has been marked to show changes from our existing declaration of trust.

The changes reflected in the amendment and restatement will, among other matters:

•	transfer provisions with respect to our investment policy to our bylaws;

•	transfer provisions with respect to our debt policy to our bylaws;

•	transfer provisions with respect to our operating procedures to our bylaws; and

•	lower the shareholder approval percentage (from 80% to a majority) for approval of certain exchange offers, mergers, consolidations, conversions, roll-ups or other similar transactions.

Overview of Reasons for Proposed Changes

When our Company was originally formed in 1993, it was our intention to operate as a closed-end, finite-life real estate investment trust (“REIT”) that would acquire government insured mortgage loans, utilizing only the proceeds from our initial capital raise and no indebtedness. When we were restructured to an infinite-life company in 1999, our shareholders voted to amend our declaration of trust in order to accommodate our new business plan, which included, among other changes, expanding the types of investments we could make and utilizing a defined amount of indebtedness to acquire higher yielding mezzanine and bridge loans and other real estate related investments. However, at the time of the restructuring, there were certain restrictions with respect to our operating procedures that were left in our declaration of trust that we now believe, after five years of operations as a public company, may no longer be applicable to our Company and in any event should be left to the discretion of our board of trustees.

Many of these restrictions do not reflect the nature of our current business plan and are based upon the guidelines of the North American Securities Administrators Association (“NASAA”), which were applicable when we were a non-listed entity. We are no longer required by law to be encumbered by those restrictions.

For these reasons, we are asking you to approve an amendment and restatement of our declaration of trust. By doing so, our trustees will be given powers substantially similar to those granted to directors of most public companies. It will also allow our board of trustees to amend, without the need to solicit shareholder consent, the provisions that will be moved into the bylaws as deemed necessary and appropriate to effectively manage our business. We feel this will enable us to operate in a more efficient and economical manner by allowing our board of trustees to react quickly to changes in the competitive and regulatory environment in which we operate. If the various proposals included in the amendment and restatement of our declaration of trust are not approved, we may be at a competitive disadvantage if business opportunities arise in the future which would otherwise require us to obtain shareholder approval prior to consummating such a transaction.

Recommendation

Our board of trustees recommends that you authorize them to adopt and execute an amended and restated declaration of trust of our company by voting “FOR” Proposals #2a, #2b, #2c and #2d set forth below. Each of these proposals requires the approval of a majority of our common shares outstanding, other than Proposal #2d which requires approval of 80% of our common shares outstanding.

Principal Effects and Risks of the Proposals

The following discusses the principal effects and risks of the proposals:

Loss of Shareholder Approval.    Three of the proposals, Proposals #2a, #2b and #2c, seek shareholder approval to transfer provisions which are currently set forth in our declaration of trust into our bylaws. The principal effect of this change will be to give our board of trustees the ability to amend, without the need to solicit shareholder consent, the transferred provisions as deemed necessary and appropriate to effectively manage our business. As a result, shareholders will no longer have a vote on whether or not certain investment policies and operating procedures can be changed, including various restrictions which currently limit the discretion of management and the board of trustees. While management has discussed with the board from time to time the elimination or revision of certain of these restrictions, neither management nor the board of trustees has a present intention to do so, although, as noted above, the proposals would permit our board of trustees to take actions on its own that would previously have required shareholder approval if the board felt such changes were in the best interest of our shareholders and us.

If the proposals are approved, some of the more significant restrictions which will be moved into our bylaws and, therefore, will no longer require shareholder approval to change include the following:

•	Debt Limitation. Our declaration of trust currently restricts our ability to incur indebtedness in excess of a set limitation. The present debt limitation is set at (i) 100% of our total market value with respect to total indebtedness and (ii) 50% of our total market value with respect to indebtedness other than working capital indebtedness, trade payables and subordinated advisor fees. We have no present intention to revise this limitation as it has provided us with significant flexibility to implement our business plan as currently formulated.

•	Specified Investments. Our declaration of trust currently provides that 40% of our new investments be of the type we originally invested in prior to our restructuring in 1999. We expect to continue to maintain approximately 40% of our investments in government insured or guaranteed investments, primarily through the acquisition of Government National Mortgage Association (“GNMA” or “Ginnie Mae”) and Federal National Mortgage Association (“FNMA” or “Fannie Mae”) mortgage-backed securities and pass-through certificates.

•	NASAA Guideline Limitations. Our declaration of trust currently provides that our Advisor’s compensation is determined in accordance with the NASAA guidelines. Furthermore, unless approved by our independent trustees, our total operating expenses may not exceed the greater of (i) 2% of our average invested assets and (ii) 25% of our net income. We have never exceeded the foregoing limitations.

In addition to the provisions which contain various restrictions that would be moved to the bylaws, the proposals also contemplate that the more mundane provisions that are typically found in the bylaws of public companies would be moved from the declaration of trust to the bylaws. These include, for example, provisions regarding meetings of shareholders, including quorum and voting mechanics; authority of our trustees, including resignation and removal procedures; appointments of our officers; the setting of record dates and voting procedures.

Increased Financing Risk.    If our Investment Policy is moved into our bylaws and our board determines to increase our financing, the following risks of leverage already present will be increased:

•	we could lose our interests in assets given as collateral for secured borrowings or leverage if the required repayments are not made when due;

•	our cash flow from operations may not be sufficient to retire these obligations as they mature, making it necessary for us to either refinance these obligations prior to maturity or to raise additional debt and/or equity or dispose of some of our assets to retire the obligations which could have an adverse effect on the amount of cash available for distribution to our shareholders; and

•	there can be no assurance as to the availability, or the terms and conditions, of any financing needed by us to refinance borrowings.

Less Control by Minority Shareholders.    Proposal #2d seeks shareholder approval to lower the required percentage (from 80% to a majority) for approval of certain exchange offers, mergers, consolidations, conversions, roll-ups or other similar transactions (“Conversion or Roll-Up Transactions”). The principal effect of this change would be a reduction in the voting requirement for us to seek approval for a Conversion or Rollup Transaction which would have a direct impact on the ability of a minority shareholder to block such a transaction. As a result, even though our shareholders would exercise discretion over such transactions, it will not longer be as difficult for us to obtain the vote to pursue a Conversion or Roll-up Transaction.

Proposal #2a: Transfer Provisions with Respect to our Investment Policy to our Bylaws

Our board of trustees has approved, and recommends that you authorize them to adopt and execute, an amended and restated declaration of trust of our Company, which would, among other things, move Article VII — Investment Policy of the declaration of trust to our bylaws (with the exception of the provisions in Article VII that relate to our debt policy, which we are asking you to vote on separately in Proposal #2b). Presently, any amendment to our declaration of trust and, therefore, changes to our investment policy requires the approval of our shareholders. Obtaining shareholder approval for such amendments is often costly and time-consuming. We have also surveyed other public REITs and determined that most public companies and similarly situated REITs provide for director discretion with respect to investment policy. We feel that moving our investment policy into our bylaws would enable us to operate in a more efficient and economical manner by allowing our board of trustees to react quickly to changes in the competitive and regulatory environment in which we operate.

For example, in recent years, we have expanded our business plan and undertaken a growing variety of investments in real estate including diversifying outside of multifamily residential to include commercial opportunities. While such investments are currently permitted by our declaration of trust, we wish to move the provision to our bylaws so that if necessary, our board can alter the provision in order to take full advantage of investment opportunities that are within our core competency as soon as such opportunities are presented.

By transferring our investment policy to our bylaws, we would be giving our board the needed flexibility in our continued operations and expanding business. It would also enable us to operate in a more efficient and economical manner by allowing our board of trustees to react quickly to changes in the competitive and regulatory conditions in which we operate.

For these reasons, we are asking you to approve shifting the investment policy of our Company into our bylaws. A copy of our Amended and Restated Bylaws has been attached to this proxy as Appendix B.

Proposal #2b: Transfer Provisions with Respect to our Debt Policy to our Bylaws

Our board of trustees has approved, and recommends that you authorize them to adopt and execute, an amended and restated declaration of trust of our Company, which would, among other things, move our debt policy to our bylaws.

Our declaration of trust currently restricts our ability to incur indebtedness in excess of a set limitation. The present debt limitation is set at (i) 100% of our total market value with respect to total indebtedness and (ii) 50% of our total market value with respect to indebtedness other than working capital indebtedness, trade payables and subordinated advisor fees. We are asking you to approve moving this restriction on indebtedness to our bylaws which will grant our board of trustees the discretion to determine, from time to time, our appropriate level of indebtedness.

Although we have no immediate plans to increase the amount of our indebtedness beyond that currently permitted by the declaration of trust, granting the board of trustees discretion with respect to such decisions will provide us with greater flexibility and allow us to react quickly to changes in our industry. In addition, we have surveyed other public mortgage REITs and determined that most similarly situated REITs grant the board discretion with respect to indebtedness limitations.

For these reasons, we are asking you to approve shifting provisions related to the debt policy of our Company into our bylaws. A copy of our Amended and Restated Bylaws has been attached to this proxy as Appendix B.

Proposal #2c: Transfer Provisions with Respect to our Operating Procedures to our Bylaws

Our board of trustees has approved, and recommends that you authorize them to adopt and execute, an amended and restated declaration of trust of our Company, which would, among other things, transfer certain provisions related to our operating procedures from our declaration of trust to our bylaws. These include, for example, provisions regarding meetings of shareholders, including quorum and voting mechanics; authority of our trustees, including resignation and removal procedures; appointments of our officers; the setting of record dates and voting procedures. It also includes references to the NASAA guidelines, which were only applicable when we were a non-listed company.

In light of our continuing growth and the manner in which our Company has changed since our declaration of trust was created, such an amendment would allow our board of trustees to exercise greater discretion and control over the operation of our Company and provide needed flexibility. For example, our declaration of trust currently contains restrictions as set by the NASAA guidelines which limits the amount we may compensate our advisor. It also contains restrictions, also set by the NASAA guidelines, which does not permit our total operating expense to exceed the greater of (i) 2% of our average invested assets and (ii) 25% of our net income. While we have never exceeded the foregoing limitations, we are no longer required by law to be encumbered with the NASAA restrictions and feel that moving these to our bylaws would put our board of trustees in a position to amend, should it in the future determine it is in our best interest and without the need to solicit shareholders consent, these operating procedures as deemed necessary and appropriate to effectively manage our business.

For these reasons, we are asking you to approve an amendment to our declaration of trust that would transfer certain provisions related to our operations to our bylaws. A copy of our Amended and Restated Bylaws has been attached to this proxy as Appendix B.

Proposal #2d: Amendment to the Shareholder Voting Requirements for Approval of Conversion Transactions or Roll-Ups

Our board of trustees has approved, and recommends that you authorize them to adopt and execute, an amended and restated declaration of trust of our Company, which would, among other things, amend the shareholder voting requirements for approval of certain Conversion or Roll-Up Transactions.

Presently, Conversion or Roll-Up Transactions require the approval of the holders of eighty percent (80%) of the outstanding shares of our Company. We propose to reduce this eighty percent (80%) approval requirement to a majority of the outstanding shares of our Company held by our shareholders in order to authorize a Conversion or Roll-Up Transaction.

The eighty percent (80%) approval requirement currently provided for in our declaration of trust has the potential to unduly limit our Company’s ability to obtain approval of a Conversion or Roll-Up Transaction, as our Company has a broad and diverse shareholder base with many shareholders owning small amounts of our shares. In addition, the current declaration of trust provides for the approval of the holders of a majority of the shares outstanding for all other major decisions with respect to our Company. If approved, this amendment would continue to permit our shareholders to exercise discretion over such transactions; however, undertaking a Conversion or Roll-Up Transaction would be less costly and our Company would have the ability to obtain such approval in a timely manner.

For these reasons, we are asking you to approve the amendment of the voting requirements for approval of Conversion or Roll-Up Transactions as described above.

Comparison of Provisions of Our Existing Declaration of Trust to the Proposed Amended and Restated Declaration of Trust

Set forth below is a comparison of our existing declaration of trust to the proposed amended and restated declaration of trust showing the provisions that will be modified if Proposals #2a, #2b, #2c, and #2d are approved by our shareholders. The comparison (and the discussion above) are summaries and you should not assume they are complete. You should read the form of Third Amended and Restated Declaration of Trust which is attached to this proxy as Appendix A for a complete description of the proposed changes.

Topic	Existing Declaration of Trust	Amended Declaration of Trust
Annual Meetings of Shareholders	• Annual meeting of shareholders for the election of trustees and for other business not less than 30 days after delivery of the annual report, but not later than June 30 of each year.	• Unchanged, however mechanics moved to the bylaws.
Other Meetings of the Shareholders	• Meetings of shareholders for any purpose held at such time and place as shall be stated in the notice of the meeting.	• Unchanged, however mechanics moved to the bylaws.
Shareholder Voting
•  Each shareholder entitled to vote in accordance with the declaration of trust shall be entitled to one vote for each share (i) at a meeting, in person, by written proxy or by a signed writing or consent or (ii) without a meeting, by a signed writing or consent.
• Unchanged, however mechanics moved to the bylaws.
	• All elections for trustees decided by plurality vote provided that at least a majority of the outstanding shares cast a vote in such election.	• No change.
	• All other questions decided by a majority of votes cast at a meeting at which a quorum is present or a majority of outstanding shares cast, without a meeting.	• No change.

•  None of the Advisor, the trustees nor their affiliates may vote any shares held by them on matters submitted to the shareholders regarding (a) the removal of the Advisor, the trustees or their affiliates; or (b) any transaction between the Company and the Advisor, the trustees or their affiliates.
• No change.
Inspection of Elections	• Procedures for the inspection of elections and duties of the inspector.	• Moved to bylaws.
Access to Records	• Procedures for the inspection of records of the Company.	• Unchanged, however mechanics moved to the bylaws.
List of Shareholders	• Procedures for maintaining a list of shareholders and for making such list available to shareholders.	• Moved to bylaws.
Quorum of Shareholders	• The presence, in person or by proxy, of shareholders holding a majority of the outstanding shares of the Company entitled to vote, shall constitute a quorum.	• Moved to bylaws.
	• Procedures for adjourning meetings in the event a quorum is not present and conducting business in such adjourned meeting.	• Moved to bylaws.

Topic	Existing Declaration of Trust	Amended Declaration of Trust
Special Meetings of the Shareholders	• Procedures for calling for a special meeting of the shareholders.	• Moved to bylaws.
Notice of Shareholder Meetings	• Provisions regarding the procedures for providing notice to shareholders of an annual or special meeting of the shareholders.	• Moved to bylaws.
Business Transacted at Shareholder Meetings	• No business other than that stated in the notice shall be transacted at any meeting without the unanimous consent of all the shareholders entitled to vote thereat.	• Moved to bylaws.
Number of Trustees	• The number of trustees shall be not less than three nor more than nine and a majority of trustees shall at all times be independent trustees.	• No change.
Nomination, Election and Term of Trustees	• Trustees shall be elected at the annual meeting of the shareholders	• No change.
	• Each trustee shall serve a term of one year.	• No change.
	• Provisions regarding the qualification of trustees and the board of trustees.	• Moved to bylaws.
	• Provisions regarding the nomination of trustees by the board of trustees and shareholders.	• Moved to bylaws.
Authority and Responsibility of Trustees	• Provisions regarding general responsibility and authority of the trustees.	• No change.
	• Provisions regarding specific and special authority of the board of trustees.	• Moved to bylaws.
	• Provisions regarding limitations and suitability of available business opportunities to the trustees.	• Moved to bylaws.
Resignation and Removal of Trustees	• Provisions regarding the resignation of trustees.	• Moved to bylaws.
	• Trustees may be removed for cause, by action of the majority of the board of trustees.	• Moved to bylaws.
	• Trustees may be removed, with or without cause, by a vote of the holders of a majority of outstanding shares entitled to vote.	• No change.

Topic	Existing Declaration of Trust	Amended Declaration of Trust
Vacancies
•  Newly created trusteeships or vacancies occurring in the board of trustees for any reason except the removal of trustees by shareholders filled by vote of a majority of the trustees, although less than a quorum exists.
• Unchanged, however mechanics relating to trustees filling vacancies moved to the bylaws.
	• Vacancies as a result of the removal of trustees by shareholders shall be filled by shareholders.	• No change.
	• Provisions regarding the vesting of the right, title and interest of the trustees in and to the assets of the Company in successor and additional trustees.	• Moved to bylaws.
Action by the Trustees	• Provisions regarding the ability of the trustees to take action at a meeting.	• Moved to bylaws.
	• Provisions regarding the ability of the trustees to take action without a meeting.	• Moved to bylaws.
Compensation of Trustees	• Provisions regarding the compensation of the Trustees.	• Moved to bylaws.
Meetings of Trustees/Action without Meeting	• Trustees may participate in meetings by means of conference telephone or similar communications equipment and may take action by written consent.	• Moved to bylaws.
Appointment of Executive Committee	• Provisions regarding the board of trustees’ ability to appoint an Executive Committee and delegate certain duties thereto.	• Moved to bylaws.
Officers	• Provisions regarding the election, appointment and duties of the officers of the Company.	• Moved to bylaws.
Advisor	• Provisions with respect to appointment of an Advisor of the Company.	• No change.
	• All provisions with respect to Advisor compensation and contract renewal.	• Moved to bylaws.
Exculpation and Indemnification	• All provisions with respect to the exculpation and indemnification of the trustees and officers.	• No change.
Investment Policy	• All provisions with respect to the types of investments entered into by the Company and limitations on such investments.	• Moved to bylaws.
Debt Limitation
•  The Company is authorized to incur indebtedness up to (i) 100% of its total market value, with respect to total indebtedness and (ii) 50% of its total market value, with respect to indebtedness other than working capital indebtedness, trade payables and subordinated advisor fees.
• Moved to bylaws.

Topic	Existing Declaration of Trust	Amended Declaration of Trust
Shares	• Certificates evidencing shares; share ledger; procedure for transferring shares.	• Moved to bylaws.
	• All other share provisions.	• No change.
Miscellaneous	• Description and use of the Company seal.	• Moved to bylaws.
	• The fiscal year of the Company shall be determined by resolution of the Board of Trustees.	• Moved to bylaws.

•  All checks, drafts or other orders for the payment of money, etc. shall be signed by such officer(s), or agent(s) of the Company, and in such manner, as determined by resolution of the board of trustees.
• Moved to bylaws.
	• Provisions with respect to delivery of notices and waivers of notice.	• Moved to bylaws.
	• The declaration of trust shall be binding upon all successors and assigns of the trustees and the shareholders.	• No change.
	• Inspection of books and records of the Company shall be permitted to the extent permitted by applicable law, unless broader rights are granted under the bylaws.	• No change.
	• Provision regarding severability and applicable law.	• No change.
Duration, Amendment and Termination	• All provisions regarding the duration, amendment or termination of the Company.	• No change — Except as noted below.
	• Amendment to provisions regarding the approval of certain conversion transactions requires the vote of 80% of the holders of the outstanding shares.	• Amendment to provisions regarding the approval of certain conversion transactions requires the vote of a majority of the holders of the outstanding shares.
Excess Shares	• All provisions regarding Excess Shares (as defined in the declaration of trust).	• No change.
Conversion Transactions
•  The approval of the holders of 80% of the shares and the unanimous approval of the independent trustees shall be required for certain exchange offers, mergers, consolidations or similar transactions.

•  The approval of the holders of a majority of the shares and the unanimous approval of the independent trustees shall be required for certain exchange offers, mergers, consolidations or similar transactions.

Topic	Existing Declaration of Trust	Amended Declaration of Trust
Roll-Up Transactions	• All provisions relating to Roll-Ups (as defined in the declaration of trust).	• No change — Except as noted below.
	• The Company shall not participate in any Roll-Up that results in the Shareholders having rights to receive reports that are less than those provided in the declaration of trust.	• No change except to add reference to the Bylaws.

•  The Company shall not participate in any Roll-Up that results in the investors of the Roll-Up entity having rights of access to records of the Roll-Up entity that are less than those provided in the declaration of trust.
• No change except to add reference to the Bylaws.

MANAGEMENT

Our board of trustees directs the management of the business of our Company but retains our Advisor to manage our day-to-day affairs. Our Advisor is indirectly owned by CharterMac. Our board of trustees delegates to our Advisor responsibilities with respect to, among other things, overseeing our portfolio of assets and acquiring and disposing of investments.

Meetings and Attendance

During 2004, our board of trustees held twelve meetings, the audit committee held five meetings, the compensation committee held two meetings and the nominating and governance committee held two meetings. The average attendance in the aggregate of the total number of board of trustees and committee meetings was 91%, and no trustee attended fewer than 75% of the aggregate of all meetings of the board of trustees and applicable committee meetings.

Our Company does not have a formal policy requiring trustees to be present at annual meetings, although we do encourage their attendance. All of our trustees attended the 2004 annual meeting.

Trustees and Executive Officers

The trustees and executive officers of our Company are as follows:

Name	Age	Office Held	Year First Became Officer/Trustee	Term Expires
Stuart J. Boesky	48	Chairman of the Board, Chief Executive Officer and President	1991	2005
Alan P. Hirmes	50	Managing Trustee and Chief Financial Officer	1991	2005
Scott M. Mannes	45	Managing Trustee (Independent)	2001	2005
Stanley R. Perla	61	Managing Trustee (Independent)	2004	2005
Richard M. Rosan	63	Managing Trustee (Independent)	2004	2005
John A. Garth	47	Chief Operating Officer and Senior Vice President	2004	—
Denise L. Kiley[1]	45	Senior Vice President	1999	—
Marc D. Schnitzer	44	Senior Vice President	1999	—

[1]	On March 23, 2005, we announced Ms. Kiley’s intention to retire in 2005

Biographical information with respect to Messrs. Boesky, Hirmes, Mannes, Perla and Rosan is set forth under “PROPOSALS BEFORE THE MEETING; Proposal #1: Election of Trustees” above.

JOHN A. GARTH is Chief Operating Officer and a Senior Vice President of our Company. Mr. Garth joined our Company with over 20 years of professional experience, including approximately 19 years in varied management positions in the real estate industry. Prior to joining our Company, Mr. Garth was Senior Vice President and Production Manager at GMAC Commercial Mortgage Corporation (“GMAC”), a commercial real estate financial services firm. Mr. Garth joined GMAC in 1997 as Vice President and Senior Underwriter and managed a 20-person team that originated, underwrote, and closed $3 billion in loans in two years. He was promoted to Senior Vice President in 1999 and was responsible for originating or co-originating and closing over $3 billion in 150 transactions. Prior to his tenure with GMAC, Mr. Garth spent nearly 12 years in various positions with The Prudential Insurance Company of America, including Vice President of the company’s Assets, Structured Finance, and Realty Groups. Mr. Garth graduated from Tulane University with a Bachelor of Science degree in Civil Engineering and subsequently received a Master of Science degree in Civil Engineering. Mr. Garth also received his Masters in Business Administration from The Wharton School at The University of Pennsylvania.

DENISE L. KILEY is a Senior Vice President of our Company and a Vice President of our Advisor. Ms. Kiley is a Managing Trustee and the Chief Credit Officer of CharterMac, the Chief Operating Officer of RCC and a member of the board of directors of CharterMac Mortgage Capital. Ms. Kiley is the Director of the Asset Management and Underwriting Divisions, where she is responsible for overseeing the due diligence and asset management of all multifamily residential properties invested in by CharterMac, our Company and RCC. Prior to joining RCC in 1990, Ms. Kiley was a First Vice President with Resources Funding Corporation, where she was responsible for acquiring, financing, and asset managing multifamily residential properties. From 1981–1985 she was an auditor with Price Waterhouse. Ms. Kiley is a Member of the Advisory Committee for the Joint Center for Housing at Harvard University; she is on the Multifamily Leadership Board for the National Association of Home Builders; and she is a member of the National Housing & Rehabilitation Association. Ms. Kiley received a Bachelor of Science degree in accounting from The Carroll School of Management at Boston College. As noted above, Ms. Kiley is retiring from the Company.

MARC D. SCHNITZER is a Senior Vice President of our Company and a Vice President of our Advisor. Mr. Schnitzer is a Managing Trustee and President of CharterMac, the Chief Executive Officer of RCC and a member of the board of directors of CharterMac Mortgage Capital. Mr. Schnitzer directs RCC’s Tax Credit Group, which has invested in excess of $4.5 billion in affordable housing tax credit properties since 1987. Mr. Schnitzer is also responsible for structuring and marketing RCC’s institutional tax credit offerings. Mr. Schnitzer is a member of the executive committee of the board of directors of the National Multi Housing Council and a Vice President and member of the Executive Committee of the Affordable Housing Tax Credit Coalition. He is a frequent speaker at industry conferences sponsored by the National Council of State Housing Agencies and the National Housing and Rehabilitation Association. Mr. Schnitzer joined RCC in 1988 after receiving a Master of Business Administration degree from The Wharton School of The University of Pennsylvania in December 1987. From 1983–1986, Mr. Schnitzer was a Financial Analyst in the Fixed Income Research Department of The First Boston Corporation, an international investment bank. Mr. Schnitzer received a Bachelor of Science degree, summa cum laude, in Business Administration from the School of Management at Boston University in 1983.

Other Officers of Our Company

Other officers of our Company are as follows:

JOHN J. SOREL, 44, is an Executive Vice President of CharterMac and the Chief Credit Officer of CharterMac Mortgage Capital. Mr. Sorel directs the portfolio risk management group overseeing a portfolio of construction and forward commitment assets for CharterMac and CharterMac Mortgage Capital valued at over $2.5 billion. As Chief Credit Officer for CharterMac Mortgage Capital, Mr. Sorel is responsible for creating and overseeing overall credit policy and risk management for all market rate investments and serves on several investment committees within CharterMac and CharterMac Mortgage Capital. In 2004, John directed the consolidation of the CharterMac servicing and risk management groups with that of its mortgage banking unit, resulting in a combined servicing platform in excess of 1,100 loans valued at $5.9 billion. Mr. Sorel joined CharterMac in 1999 as a Vice President, initially to focus on the construction lending and risk management of its bond portfolio and was promoted in 2001 to Senior Vice President and Director of Portfolio Management. Prior to joining CharterMac, Mr. Sorel was a commercial banker for 13 years. As a Vice President in the commercial real estate division of BankBoston he originated a variety of construction loans for affordable and market rate property as well as various corporate lending relationships with the affordable housing business. Mr. Sorel holds a Bachelors Degree in Economics from Syracuse University.

ROBERT LEVY, 39, is a Senior Vice President of Capital Markets of our Company and is a Senior Vice President of capital markets for RCC. Mr. Levy joined RCC in November of 2001. From 1998 through 2001, Mr. Levy was a Vice President in the Real Estate Equity Research and Investment Banking Departments at Robertson Stephens, an investment banking firm in San Francisco. Prior to 1998, Mr. Levy was employed by Prudential Securities in the Real Estate Equity Research Group and at the Prudential Realty Group, the real estate investment arm of the Prudential Insurance Company. He received his Bachelor of Arts from Northwestern University and a Masters in Business Administration from New York University.

JOHN J. KELLY, 40, is the Chief Accounting Officer of our Company and a Senior Vice President of RCC. Prior to joining RCC in 2004, Mr. Kelly was employed by Vertis Holdings, Inc. and Chancery Lane Capital from 1997 to 2002. Mr. Kelly held prior positions with Pfizer, Inc., Melville Corporation and KPMG. Mr. Kelly holds a Bachelors of Business Administration degree in Accounting from Old Dominion University and is a Certified Public Accountant in New York.

Committees of the Board of Trustees

Our board of trustees has standing audit, compensation and nominating and governance committees. The functions of each committee are detailed in the respective committee charters, which are available on our website at http://www.americanmortgageco.com in the “Investor Relations” section. Please note that the information on our website is not incorporated by reference in this Proxy Statement.

Audit Committee

The audit committee’s duties include the periodic review of our financial statements and meetings with our independent auditors. The audit committee must have three members and be comprised solely of independent trustees. The audit committee held five meetings during the year ended December 31, 2004 and is currently comprised of Messrs. Mannes, Perla and Rosan, each of whom the board of trustees has determined is independent within the meaning of Securities and Exchange Commission (“SEC”) regulations and the listing standards of the American Stock Exchange. In addition, our board of trustees has determined that Mr. Perla is qualified as an audit committee financial expert within the meaning of SEC regulations and the listing standards of the American Stock Exchange. On March 9, 2005, our board of trustees approved minor changes to our audit committee charter, which included the delegation to the audit committee of the responsibility of overseeing compliance with our Company’s Code of Conduct. Our amended audit committee charter, which is posted on our website at http://www.americanmortgageco.com in the “Investor Relations” section, is also attached to this proxy statement as Appendix C.

Compensation Committee

The compensation committee’s duties include the determination of compensation, if any, of our executive officers and of our Advisor and the administration of our Incentive Share Option Plan (our “Share Option Plan”). The compensation committee must have at least two members and be comprised solely of independent trustees. The compensation committee held two meetings during the year ended December 31, 2004 and is currently comprised of Messrs. Mannes and Rosan, each of whom the board of trustees has determined is independent within the meaning of SEC regulations and the listing standards of the American Stock Exchange.

Nominating and Governance Committee

Duties/Composition.    The nominating and governance committee’s duties include recommending to the Board, for its approval, the trustee nominees for election at any annual or special meeting of our shareholders and overseeing our compliance with legal and regulatory requirements pertaining to corporate governance, including the corporate governance listing requirements of the American Stock Exchange. The nominating and governance committee must have at least two members and be comprised solely of independent trustees. The nominating and governance committee held two meetings during the year ended December 31, 2004. The nominating and governance committee is currently comprised of Messrs. Mannes and Perla, each of whom the board of trustees has determined is independent within the meaning of SEC regulations and the listing standards of the American Stock Exchange. Mr. Mannes is the chairman of the nominating and governance committee.

Criteria for Nomination.    The following requirements, which are currently set forth in our declaration of trust (but will be moved to our bylaws if Proposal #2c is approved), help our nominating and governance committee identify trustee nominees:

•	a majority of trustees must at all times be independent trustees;

•	a trustee must be an individual at least 21 years of age who is not under legal disability;

•	a trustee must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage mortgage investments; and

•	at least one independent trustee must have at least three years of relevant real estate experience.

Shareholder Nominations.    Any shareholder entitled to vote at the annual meeting may submit a nomination for a trustee. However, any shareholder entitled to vote at the annual meeting generally may nominate one or more persons for election as trustees at a meeting only if written notice of such shareholder’s intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to our Secretary not later than (i) with respect to an election to be held at an annual meeting of shareholders, 90 days prior to the anniversary date of the immediately preceding annual meeting, and (ii) with respect to an election to be held at a special meeting of shareholders for the election of trustees, the close of business on the tenth day following the date on which notice of such meeting is first given to shareholders. Each such notice shall set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of our shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had the nominee been nominated, or intended to be nominated by the board of trustees; and (e) the consent of each nominee to serve as a Trustee of the Trust, if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

Communication with Trustees

You may communicate directly with the board of trustees of our Company by sending correspondence to our Company’s Secretary at: Secretary, American Mortgage Acceptance Company, 625 Madison Avenue, New York, New York 10022. The sender should indicate in the address whether it is intended for the entire board, the independent trustees as a group, or to an individual trustee. Each communication intended for the board or independent trustees received by the Secretary will be promptly forwarded to the intended recipients in accordance with the sender’s instructions.

Other Corporate Governance Initiatives

We have adopted a Code of Business Conduct and Ethics that applies to our trustees and executive officers, including our Chief Financial Officer, as well as all employees of our Advisor.

We regularly monitor developments in the area of corporate governance and continue to enhance our corporate governance structure based upon a review of new developments and recommended best practices. Our corporate governance materials, including our Corporate Governance Guidelines, Code of Business Conduct and Ethics, Whistle Blower Policy (which is incorporated in our Code of Business Conduct and Ethics) and standing committee charters may be found on our website at http://www.americanmortgageco.com in the “Investor Relations” section. Copies of these materials are also available to shareholders upon written request to our Secretary at: Secretary, American Mortgage Acceptance Company, 625 Madison Avenue, New York, New York 10022.

Our Advisor

The officers of our Advisor provide services to our Company. All of the voting shares of our Advisor are indirectly owned by CharterMac.

The directors and officers of our Advisor are set forth below.

Related AMI Associates, Inc.

Name	Age	Offices Held	Year First Became Officer/Director
Stuart J. Boesky	48	Director/President/Senior Vice President	1991
Alan P. Hirmes	50	Director/Chief Financial Officer/Senior Vice President	1991
Denise L. Kiley	45	Vice President	1999
Marc D. Schnitzer	44	Vice President	2000

Biographical information with respect to Ms. Kiley and Mr. Schnitzer is set forth under “Trustees and Executive Officers.” Biographical information with respect to Messrs. Hirmes and Boesky is set forth under “PROPOSALS BEFORE THE MEETING — Proposal #1: Election of Trustees” above.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and trustees, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. These persons are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file.

During the fiscal year ended December 31, 2004, all of our trustees, executive officers and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements.

EXECUTIVE COMPENSATION

Trustees and Management

We currently have five executive officers (one of whom, Ms. Kiley, has announced her retirement) and five trustees (three of whom are independent trustees). We do not pay or accrue any fees, salaries or other forms of compensation to our officers other than options which may be received under our Share Option Plan. Independent trustees receive compensation for serving as independent trustees at the rate of $20,000 per year payable one-half in cash and one-half in common shares (or all in common shares at the trustee’s discretion) in addition to an expense reimbursement for attending meetings of our board of trustees. The chairman of the audit committee receives an additional $5,000 in cash for serving on the audit committee.

Our Advisor, at its expense, provides all personnel necessary to conduct our regular business. Our Advisor receives various fees and reimbursements for advisory and other services performed under our Advisory Agreement, as further described in the “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS — Advisory Agreement” section of this Proxy Statement. An affiliate of our Advisor pays all salaries, bonuses and other compensation (other than options which may be received under our Share Option Plan) to the officers of our Advisor (including such officers who also serve as officers of our Company). Certain officers of our Advisor and certain officers of our Company receive compensation from our Advisor and its affiliates for services performed for various affiliated entities, which may include services performed for us. Such compensation may be based in part on our performance; however, our Advisor believes that any such compensation attributable to services performed for us is immaterial.

Share Option Plan

We have adopted a Share Option Plan, the purpose of which is (i) to attract and retain qualified persons as trustees and officers and (ii) to incentivize and more closely align the financial interests of our Advisor and its employees and officers with the interests of the holders of our common shares by providing our Advisor with a substantial financial interest in our success. The compensation committee, which is comprised of Messrs. Mannes and Rosan, administers our Share Option Plan. Pursuant to our Share Option Plan, if our distributions per common share in the immediately preceding calendar year exceed $1.45 per common share, the compensation committee has the authority to issue options to purchase, in the aggregate, that number of common shares which is equal to 10% of the aggregate number of common shares outstanding as of December 31 of the immediately preceding calendar year (subject to any limitations imposed by the national securities exchange or national quotation system upon which the Company is listed). This is the “life maximum” for our Share Option Plan.

All options granted by the compensation committee will have an exercise price equal to or greater than the fair market value of the common shares on the date of the grant. The maximum option term is ten years from the date of grant. All common share options granted pursuant to our Share Option Plan may vest immediately upon issuance or in accordance with the determination of the compensation committee. No options were granted for the years ended December 31, 1999, December 31, 2000, and December 31, 2001. In 2002, we distributed $1.51 per common share. Therefore, the compensation committee was authorized to issue options for the year ended December 31, 2002. On April 11, 2003, the compensation committee granted 190,000 options to 25 employees of RCC and to our Advisor. In 2003, we distributed $1.60 per common share, however, there were not any options issued. For the year ended December 31, 2004, we distributed $1.60 per common share and therefore, the compensation committee is authorized to issue options for the year ended December 31, 2004. On March 23, 2005, we granted 65,052 options for common shares to Mr. Garth pursuant to our Share Option Plan. The options have an effective date of January 3, 2005. All share options will vest over a three year period, with one third vesting on the first anniversary of the effective date.

Report of the Compensation Committee

The compensation committee of our board of trustees is comprised of two independent trustees (Messrs. Mannes and Rosan). The role of the compensation committee is to administer the policies governing our Share Option Plan. Because we do not pay salaries and bonuses to our officers or our Advisor, the compensation committee does not determine executives’ salary levels. Subject to the restrictions contained in our Share Option Plan, option compensation is intended to be set at a level competitive with the amounts paid to the management of similarly sized companies in similar industries. The compensation committee also evaluates the performance of management when determining the number of options to be issued.

Our grants of share options are structured to link the compensation of our officers and the officers and employees of our Advisor with our performance. Through the establishment of our Share Option Plan, we have aligned the financial interests of our executives (and the executives and employees of our Advisor) with the results of our performance, which is intended to enhance shareholder value. The compensation committee may only grant options if certain performance levels are met and is limited in the number of options which may be granted each year (See “Share Option Plan” above). The amount of options which may be granted will be set at levels that the compensation committee believes to be consistent with others in our industry, with such compensation contingent upon our level of annual and long-term performance.

Section 162(m) was added to the Internal Revenue Code (the “Code”) as part of the Omnibus Budget Reconciliation Act of 1993. Section 162(m) limits the deduction for compensation paid to the chief executive officer and the other executive officers to the extent that compensation of a particular executive exceeds $1,000,000 (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain “performance-based” compensation established by an independent compensation committee which conforms to certain restrictive conditions stated under the Code and related regulations. It is our goal to have compensation paid to our executive officers qualify as performance-based compensation deductible for federal income tax purposes under Section 162(m). Given the fact that we are currently externally managed by our Advisor and the only compensation that currently may be paid to our executive officers are options pursuant to our Share Option Plan, it is unlikely that Section 162(m) will present any concerns.

During the fiscal year ended December 31, 2004, the compensation committee consisted of Messrs. Rosan and Mannes. No compensation committee member had any interlocking relationships requiring disclosure under applicable rules and regulations. No compensation committee member was employed by the Company as an officer or employee during 2004. No executive officer of the Company serves as a member of the board of directors or compensation committee of any other company that has one or more executive officers serving as a member of our board of trustees or the compensation committee.

COMPENSATION COMMITTEE

Richard M Rosan — Chairman
Scott M. Mannes

Stock Performance Graph

The following stock performance graph compares our performance to the S&P 500 and the NAREIT Mortgage REIT Index. The graph assumes a $100 investment on December 31, 1999. All stock price performance figures include the reinvestment of dividends.

Cumulative Total Return

	12/99	12/00	12/01	12/02	12/03	12/04
AMAC	$100.00	$89.44	$163.94	$158.76	$183.66	$193.80
S & P 500	100.00	90.89	80.09	62.39	80.29	89.02
NAREIT MORTGAGE	100.00	115.96	205.64	269.55	424.24	502.44

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of April 1, 2005, no one was known by us to be the beneficial owner of more than five percent of the outstanding common shares of our Company.

As of April 1, 2005, trustees and executive officers of our Company and directors and executive officers of our Advisor own, directly or beneficially, common shares as follows:

Name	Title	Amount and Nature of Beneficial Ownership	Percent of Class
Stuart J. Boesky	Chairman, President and Chief Executive Officer of our Company and Director and President of our Advisor	115,971 Common Shares[1]	1.39%
Alan P. Hirmes	Trustee and Chief Financial Officer of our Company, Director and Senior Vice President of our Advisor	106,471 Common Shares[1]	1.28%
Stanley R. Perla	Trustee of our Company	1,311 Common Shares	*
Richard M. Rosan	Trustee of our Company	656 Common Shares	*
Scott M. Mannes	Trustee of our Company	656 Common Shares	*
Denise L. Kiley[2]	Senior Vice President of our Company, Vice President of our Advisor	94,471 Common Shares[1]	1.13%
Marc D. Schnitzer	Senior Vice President of our Company and Vice President of our Advisor	94,471 Common Shares[1]	1.13%
John A. Garth	Chief Operating Officer and Senior Vice President of our Company	2,500 Common Shares	*
All Executive Officers and trustees and directors of our Company and our Advisor as a group (8 persons)		140,433 Common Shares[1]	1.68%

[1]	92,858 of these common shares are owned by RelCap Holdings, LLC, of which Messrs. Hirmes, Boesky and Schnitzer and Ms. Kiley are equity owners.

[2]	On March 23, 2005, we announced Ms. Kiley’s intention to retire in 2005.

*	Less than 1% of the common shares outstanding.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have and will continue to have certain relationships with our Advisor and its affiliates. However, there have been no direct financial transactions between us and our trustees and officers or the directors and officers of our Advisor.

Advisory Agreement

Our Company and our Advisor entered into an Advisory Agreement pursuant to which our Advisor is obligated to use its best efforts to seek out and present to us, whether through its own efforts or those of third parties retained by it, suitable and a sufficient number of investment opportunities which are consistent with our investment policies and objectives and consistent with investment programs our board of trustees may adopt from time to time in conformity with our declaration of trust.

Although our board of trustees has continuing exclusive authority over our management, the conduct of our affairs, and the management and disposition of our assets, our board of trustees has delegated to our Advisor, subject to the supervision and review of our board of trustees and consistent with the provisions of our declaration of trust, the power and duty to: (i) obtain, furnish and/or supervise the services necessary to perform any ministerial functions in connection with the management of our day-to-day operations; (ii) seek out and present to us, whether through its own efforts or those of third parties retained by it, suitable and a sufficient number of investment opportunities which are consistent with our investment objectives and policies as adopted by our trustees from time to time; (iii) exercise absolute discretion, subject to our trustees’ review, in decisions to originate, acquire, retain, sell or negotiate for the prepayment or restructuring of mortgages and our other investments; (iv) recommend investment opportunities consistent with our investment objectives and policies and negotiate on our behalf with respect to potential investments or the disposition thereof; (v) upon request, cause an affiliate to serve as the mortgagee of record for our mortgages if such affiliate is qualified to do so and in that capacity to hold escrows on behalf of mortgagors in connection with the servicing of mortgages, which it may deposit with various banks including banks with which it may be affiliated; (vi) obtain for us such other services as may be required in acquiring or disposing of investments, disbursing and collecting our funds, paying our debts and fulfilling our obligations, and handling, prosecuting and settling any of our claims, including foreclosing and otherwise enforcing mortgages and other liens securing investments; (vii) obtain for us such services as may be required for property management, mortgage brokerage and servicing, and other activities relating to our investment portfolio; (viii) evaluate, structure and negotiate potential prepayments or sales of mortgages and other investments and, if applicable, coordinate with government agencies and Fannie Mae and Freddie Mac in connection therewith; (ix) monitor annual participating interest payments, monitor operations and expenses of the developments, and verify computations of annual participating interest payments; (x) from time to time, or as requested by our board of trustees, make reports to us as to its performance of the foregoing services; and (xi) do all things necessary to assure its ability to render the services contemplated herein.

Our Advisory Agreement is renewable annually by us, subject to an evaluation of the performance of our Advisor by our board of trustees. Our Advisory Agreement may be terminated (i) without cause by our Advisor or (ii) for cause by a majority of the independent trustees, each without penalty, and each upon 60 days’ prior written notice to the non-terminating party.

Pursuant to the terms of our Advisory Agreement, our Advisor is entitled to receive the fees and other compensation set forth below:

Fees/Compensation/Points*	Amount
Asset Management Fee
Equal to .625% on existing Original Mortgage Investments; .355% on new Original Mortgage Investments; .355% on investment grade Additional Mortgage Investments; .750% on non-investment grade Additional Mortgage Investments; and 1.000% on unrated Additional Mortgage Investments.**

Fees/Compensation/Points*	Amount
Annual Incentive Fee
Subject to (1) a minimum annual Distributions being made to Shareholders from cash available for distribution of $1.45 per common share and (2) the Company achieving at least annual Adjusted Funds From Operations per share of $1.60 (net of the Annual Incentive Fee), the Advisor shall be entitled to receive incentive compensation for each fiscal year in an amount equal to the product of: (A) 25% of the dollar amount by which (1) Adjusted Funds From Operations of the Company (before the Annual Incentive Fee) per common share (based on the weighted average number of common shares outstanding exceed (2) an amount equal to the greater of: (a) (i) the weighted average of (x) $20 (the price per common share of the initial public offering) and (y) the prices per common share of any secondary offerings by the Company multiplied by (ii) the Ten-Year U.S. Treasury Rate plus 2% per annum; and (b) $1.45 multiplied by (B) the weighted average number of common shares outstanding during such year.

Origination Points
Our Advisor receives, with respect to each mortgage investment originated by us, a portion of the origination points paid by borrowers equal to up to 1% of the principal amount and we receive the portion of the origination points paid by borrowers in excess of 1% of the principal amount of such mortgage investment.

Operating Expense Reimbursement	For direct expenses incurred by our Advisor.
Incentive Share Options
Our Advisor may receive options to acquire additional common shares pursuant to our Share Option Plan only if our distributions in any year exceed $1.45 per common share and the compensation committee of our board of trustees determines to grant such options.

*	Our Advisor is also permitted to earn miscellaneous compensation, which may include, without limitation, construction fees, escrow interest, property management fees, leasing commissions and insurance brokerage fees. The payment of any such compensation is generally limited to the competitive rate for the services being performed.

**	“Original Mortgage Investments” means investments authorized under our original investment policy, which include originated Mortgages, acquired Mortgages and additional loans (and within such terms are also included REMICS, CMOs, GNMA, FHA and FHLMC Pass-Through Certificates). “Additional Mortgage Investments” shall mean uninsured mortgage loans, construction loans, bridge loans, mezzanine loans, mortgage derivatives, and commercial mortgage-backed securities (“CMBS”) subordinated interests (including subordinated interests in CMBS).

Our Advisor may engage in other business activities related to real estate, mortgage investments or other investments whether similar or dissimilar to ours, or act as Advisor to any other person or entity having investment policies whether similar or dissimilar to ours. Before our Advisor, the officers and directors of our

Advisor and all persons controlled by our Advisor and its officers and directors may take advantage of an opportunity for their own account or present or recommend it to others, they are obligated to present such investment opportunity to us if (i) such opportunity is of a character which could be taken by us, (ii) such opportunity is compatible with our investment objectives and policies and (iii) we have the financial resources to take advantage of such opportunity.

The declaration of trust and Advisory Agreement provide that we will indemnify our Advisor and its affiliates under certain circumstances.

Our Advisor is entitled to subcontract its obligations under our Advisory Agreement to an affiliate. In accordance with the foregoing, our Advisor has assigned its rights and obligations to RCC.

Pursuant to our Advisory Agreement, our Advisor is entitled to receive as compensation a number of shares equal to 1% of all common shares issued by us. No common shares were issued to our Advisor in 2004 in connection with any follow-on offerings.

Affiliated Transactions

In June 2004, we entered into a revolving credit facility (the “Revolving Facility”) with CharterMac. The Revolving Facility, which is unsecured, will provide up to $20.0 million in borrowings to be used to purchase new investments, and bears interest at 30-day LIBOR plus 300 basis points. The Revolving Facility is for a term of one year with a one-year optional extension and contains customary restrictions/covenants that are similar to our mortgage warehouse line of credit with Bank of America. In the opinion of our management, the terms of this facility are consistent with those of transactions with independent third parties. As of December 31, 2004, we had approximately $4.6 million in borrowings outstanding on the Revolving Facility at an interest rate of 5.42%.

ACCOUNTING AND AUDIT INFORMATION

Audit Committee Report

The audit committee of our board of trustees has issued the following report for the fiscal year ended December 31, 2004:

•	The audit committee assists the board in fulfilling its oversight responsibilities with respect to the integrity of the Company’s financial statements;

•	The audit committee met periodically with the independent auditors, with and without management present, to discuss the results of their examinations of the financial statements and internal controls;

•	The audit committee has reviewed and discussed with our management our fiscal 2004 audited financial statements;

•	The audit committee also reviewed management’s report on its assessment of the effectiveness of internal control over financial reporting as of December 31, 2004;

•	The audit committee has discussed with Deloitte & Touche LLP (our independent auditors) the matters required to be discussed by Statements on Auditing Standards No. 61 as amended by Statements on Auditing Standards No. 90; and

•	The audit committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1 (which related to the auditors’ independence from our Company and its related entities) and has discussed with the auditors their independence from us.

Based on the review and discussions referred to above, the audit committee recommended to our board of trustees that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

Submitted by the audit committee of our board of trustees:

Stanley R. Perla — Chairman
Scott M. Mannes
Richard M. Rosan

Independent Auditors

Deloitte & Touche LLP have been and are presently our independent auditors. Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting and to be available to respond to appropriate questions from holders of our common shares. In addition, such representatives will have the opportunity to make a statement if they desire to do so.

The following table presents fees for professional audit services rendered by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte & Touche”) for the audit of our financial statements for the fiscal years ended December 31, 2004 and December 31, 2003, and fees for other services rendered by Deloitte & Touche during those periods.

	2004	2003
Audit Fees (a)	$248,922	$196,500
Audit-Related Fees (b)	—	—
Tax Fees (c)	49,500	42,000
All Other Fees (d)	—	—
Total	$298,422	$238,500

(a)	Fees for audit services billed in 2004 and 2003 consisted of the audit of the Company’s annual financial statements, reviews of the Company’s quarterly financial statements, comfort letters, consents and other services related to SEC matters. 2004 includes an allocation from CharterMac for the review of internal controls pursuant to Section 404 of the Sarbanes-Oxley Act of 2002.

(b)	No audit-related services were rendered by Deloitte & Touche in 2004 or 2003.

(c)	Fees for tax services billed in 2004 and 2003 consisted of tax compliance services. Tax compliance services are services rendered based upon facts already in existence or transactions that have already occurred to document, compute, and obtain government approval for amounts to be included in tax filings and consisted of Federal, state and local income tax return assistance and REIT compliance testing.

(d)	No other services were rendered by Deloitte & Touche during 2004 or 2003.

All audit-related services, tax services and other services were pre-approved by the audit committee, which concluded that the provision of those services by Deloitte & Touche was compatible with the maintenance of Deloitte & Touche’s independence in the conduct of its auditing functions.

Policy on Pre-Approval of Independent Auditor Services

The audit committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. The audit committee has established a policy regarding pre-approval of all audit and non-audit services provided by our Company’s independent auditors.

On an on-going basis, management communicates specific projects and categories of service for which the advance approval of the audit committee is requested. The audit committee reviews these requests and advises management if the audit committee approves the engagement of the independent auditors. The audit committee may also delegate the ability to pre-approve audit and permitted non-audit services to one or more of its members, provided that any pre-approvals are reported to the audit committee at its next regularly scheduled meeting.

EXPENSES OF SOLICITATION

We will bear the costs of the solicitation of proxies in connection with the annual meeting, including the costs of preparing, assembling and mailing proxy materials and the handling and tabulation of proxies received. In addition to the solicitation of proxies by mail, proxies may be solicited by trustees of our Company, for no additional compensation, by telephone, telegram, personal interviews or otherwise. Arrangements have also been made with brokerage firms, custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of common shares held of record by these persons or firms with their nominees, and in connection therewith, these firms will be reimbursed for their reasonable out-of-pocket expenses in forwarding these materials.

Additionally, we have retained The Altman Group, a proxy solicitation firm, to assist in the solicitation of proxies. We anticipate that the cost of this proxy solicitation firm in the aggregate will not exceed $55,000, plus expenses. The telephone number of The Altman Group is (201) 806-7300. Other than as set forth above, neither we nor any other person acting on our behalf has retained any other person to make solicitations or recommendations to shareholders with respect to the approval of the acquisition transaction or any other proposal submitted to the shareholders for consideration at the annual meeting.

VOTING PROCEDURES

General

EquiServe Trust Company, N.A. (the “Inspector”) has been appointed the inspector of elections. The Inspector will count all votes cast, in person or by submission of a properly executed proxy, received at or prior to the annual meeting. Abstentions and “broker non-votes” (nominees holding common shares for beneficial owners who have not voted on a specific matter) will be treated as present for purposes of determining whether a quorum is present at the annual meeting. However, abstentions and broker non-votes will have no effect on the vote for Proposals #1 and #3 because the vote required is a plurality and majority, respectively, of the votes actually cast (assuming the presence of a quorum). Abstentions and broker non-votes will be counted as votes against Proposal #2.

Voting

You may vote by completing, signing and mailing the enclosed proxy card in the enclosed return envelope. In the alternative, you may also submit a proxy on the Internet by following the instructions on the enclosed proxy card. To submit a proxy on the Internet, log on to the Internet and go to http://www.eproxyvote.com/amc, enter your authentication number which can be found in the grey shaded box on the proxy card, and follow the directions outlined on the secure website. Even if you plan to attend the annual meeting in person, we urge you to return your proxy card to assure the representation of your shares at the annual meeting.

Record Date

Only holders of our common shares of record at the close of business on April 1, 2005 are entitled to receive notice of, and to vote at, the annual meeting, or any postponements or adjournments thereof. As of that date, there were approximately 8,335,639 common shares issued and outstanding. Each common share entitles the record holder thereof to one vote, exercisable in person or by properly executed proxy, on all matters which properly come before the annual meeting (or any postponement or adjournment thereof).

Quorum; Adjournments

For purposes of the annual meeting, the presence, in person or by proxy, of shareholders entitled to cast a majority of all votes entitled to be cast at the annual meeting will constitute a quorum. If a quorum is not obtained or, as to any one or more of the proposals, if fewer common shares are voted in favor of the proposal than the number of shares required for approval, the annual meeting may be adjourned for the purpose of obtaining additional proxies or votes or for any other purpose and, at any subsequent reconvening of the annual meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the annual meeting, except for any proxies which have theretofore effectively been revoked or withdrawn, notwithstanding that they may have been effectively voted on the same day for any other matter at a previous meeting.

Vote Required

The affirmative vote of the holders of a majority of the issued and outstanding common shares entitled to vote at the annual meeting at which a quorum is present is required to approve each of the amendments to our declaration of trust, other than Proposal #2d, which requires approval of 80% of our common shares outstanding. The affirmative vote of a plurality of the votes actually cast by the holders of our common shares either in person or by proxy at the annual meeting is required for the election of each of the Trustee nominees. The affirmative vote of the holders of a majority of the common shares voting either in person or by proxy at the annual meeting is required to approve, if necessary, the extension of the solicitation period and the adjournment of the annual meeting.

SHAREHOLDER PROPOSALS

Any shareholder proposal intended to be presented at the 2006 Annual Meeting of Shareholders must be received by us at our principal executive office not later than January 6, 2006, for inclusion in the proxy statement and form of proxy relating to that meeting. Any such proposal must also comply with other requirements of the proxy solicitation rules of the SEC. No business other than that stated in the proxy statement and form of proxy shall be transacted at any meeting without the unanimous consent of all the shareholders entitled to vote thereat.

ANNUAL REPORT ON FORM 10-K

Upon written request by any shareholder entitled to vote at the meeting, we will furnish that person without charge a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2004, which is filed with the SEC, including the financial statements and schedules thereto. Requests should be addressed to Brenda Abuaf at American Mortgage Acceptance Company, 625 Madison Avenue, New York, New York 10022.

OTHER BUSINESS

Our board of trustees does not know of any other matters to be brought before the annual meeting except those set forth in the notice thereof. If other business is properly presented for consideration at the annual meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters.

It is important that your common shares be represented at the annual meeting. If you are unable to be present in person, please complete, date, sign and return the enclosed stamped, self-addressed proxy card or submit a proxy on the Internet at http://www.eproxyvote.com/amc. Your failure to do so will increase the costs of operating our Company and decrease the return on your investment.

By Order of the Board of Trustees

Stuart J. Boesky
Chairman, President and Chief Executive Officer

April 30, 2005

Appendix A

NOTE:

The following reflects what our Third Amended and Restated Trust Agreement would look like if all of our proposed changes were to be approved. The strike-through text represents deletions from our current trust agreement and the bold/underlined text represents additions to our current trust agreement.

~~SECOND~~THIRD
AMENDED AND RESTATED DECLARATION OF TRUST
OF
AMERICAN MORTGAGE ~~INVESTORS TRUST~~ACCEPTANCE COMPANY

WHEREAS the Declaration of Trust of American Mortgage Acceptance Company (f/k/a American Mortgage Investors Trust~~)~~ was declared, executed and acknowledged in Boston, Massachusetts on June 11, 1991 by Carmela Laurella (the ~~“~~“Initial Trustee~~”~~”) and was thereafter filed in the offices of the Secretary of the Commonwealth of Massachusetts (the ~~“~~“Original Declaration of Trust~~”~~”); ~~and~~

WHEREAS the Original Declaration of Trust was amended and restated by the Amended and Restated Trust Agreement dated as of March 29, 1993 filed in the offices of the Secretary of State of the Commonwealth of Massachusetts (the ~~“~~“First Amended and Restated Declaration of Trust~~”~~”);

WHEREAS the First Amended and Restated Declaration of Trust was amended and restated by the Second Amended and Restated Trust Agreement, dated as of April 6, 1999, filed in the offices of the Secretary of State of the Commonwealth of Massachusetts (the “Second Amended and Restated Declaration of Trust”);

WHEREAS the undersigned, being all of the presently incumbent Trustees, desire to amend and restate the ~~First~~Second Amended and Restated Declaration of Trust to read in its entirety as set forth herein; ~~and~~

WHEREAS the Trustees have unanimously approved amending the ~~First~~Second Amended and Restated Declaration of Trust pursuant to the proposals (the ~~“~~Proposals~~”~~) as more fully described in the ~~Consent Solicitation~~Proxy Statement dated ~~February 11, 1999 (“Consent Statement”~~April   , 2005 (the “Proxy”) and distributed to all Shareholders of record as of ~~February 5, 1999;~~ April 1, 2005; and

WHEREAS the Proposals require the approval of Shareholder ~~holding a majority of the Shares entitled to vote and such~~and the requisite approval was obtained~~;~~ .

~~WHEREAS the Trustees confirm and recite the recitals of the First Amended and Restated Declaration of Trust, to wit:~~

~~A. The Trust has been formed for the purposes of raising capital and utilizing such capital to invest in Mortgage Investments.~~

~~B. The Trustees desire that such Trust qualify as a “real estate investment trust” under the REIT Provisions of the Internal Revenue Code.~~

~~C. The Trustees may hereafter acquire, hold, invest and dispose of Trust assets as trustees in the manner provided in this Declaration of Trust.~~

~~D. The beneficial interest in the Trust assets shall be divided into one or more classes of transferable shares of beneficial interest, as provided in this Declaration of Trust.~~

DECLARATION

NOW, THEREFORE, Stuart J. ~~Michael Fried, residing at 6 Peter Cooper Road, Apt. 29, New York, New York, Peter T. Allen, residing at 2224 Applewood Court, Ann Arbor, Michigan and Arthur P. Fisch, residing at 25 Joralemon Street, Brooklyn, New York~~Boesky, Alan P. Hirmes, Scott M. Mannes, Stanley Perla, and Richard M. Rosan (such persons and any successor to such persons and additional persons, so long as they shall continue in or be admitted to office in accordance with the terms of this Declaration of Trust, are hereinafter together called the ~~“~~“Trustees~~”~~”), hereby declare that they will hold all property of every type and description which they may acquire as such trustees, together with the proceeds thereof, in trust, to manage, hold and dispose of the same for the benefit of the holders of record from time to time of the Shares being issued and to be issued hereunder and in the manner and subject to the provisions of this Declaration of Trust:

~~ARTICLE I~~
ARTICLE I
THE TRUST

SECTION 1.1. ~~SECTION 1.1~~ NAME. The name of the Trust created by this Declaration of Trust shall be ~~“~~“AMERICAN MORTGAGE ~~INVESTORS TRUST”~~ACCEPTANCE COMPANY” (hereinafter called the ~~“~~“Trust~~””~~) and so far as may be practicable the Trustees shall conduct the Trust~~’’~~s activities, execute all documents and sue or be sued under that name, which name (and the word ~~“~~“Trust~~”~~” whenever used in this Declaration of Trust, except where the context otherwise requires) shall refer to the Trustees in their capacity of Trustees, and not individually or personally, and shall not refer to the officers or Shareholders of the Trust or to the agents or employees of the Trust or of such Trustees. Should the Trustees determine that the use of such name is not practicable, legal or convenient, they may use such other designation or they may adopt such other name for the Trust as they deem proper and the Trust may hold property and conduct its activities under such designation or name, subject, however, to the limitations contained in the next succeeding paragraph.

SECTION 1.2. ~~SECTION 1.2~~ LOCATION. The Trust shall maintain an office of record in Boston, Massachusetts, ~~initially~~ at 84 State Street, care of The Prentice Hall Corporation System, Inc. (the Trust~~’’~~s resident agent ~~initially~~), in the City of Boston, in the County of Suffolk, in the Commonwealth of Massachusetts and the Trust may have such other offices or places of business as the Trustees may from time to time determine as necessary or expedient.

SECTION 1.3. ~~SECTION 1.3~~ NATURE OF TRUST. The Trust shall be of the type commonly termed a Massachusetts business trust; this Declaration of Trust and all amendments hereto and restatements hereof shall be filed in all appropriate state and local offices in the Commonwealth of Massachusetts in order to effectuate such intent. The Trust is not intended to be, shall not be deemed to be, and shall not be treated as, a general partnership, limited partnership, joint venture, corporation or joint stock company. The Shareholders shall be beneficiaries and their relationship to the Trustees shall be solely in that capacity in accordance with the rights conferred upon them hereunder. The Trust is intended to have the status of a ~~“~~“real estate investment trust~~”~~” as that term is defined in the REIT Provisions of the Internal Revenue Code and this Declaration of Trust and all actions of the Trustees hereunder shall be construed in accordance with such intent, unless and until the Trustees, including a majority of the Independent Trustees, may determine that the maintenance of that status is no longer in the best interests of the Shareholders or practicable.

~~ARTICLE II~~

SECTION 1.4. PURPOSE. The purposes of the Trust shall be, as determined from time to time by the Board of Trustees, to engage in any lawful business or activity in which an “Association” (within the meaning of Massachusetts General Laws, Chapter 182, Section 1) may engage, including, without limitation, those businesses and activities in which a corporation subject to the Massachusetts Business Corporation Act may engage.

ARTICLE II
DEFINITIONS

SECTION 2.1. ~~SECTION 2.1 DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Consent Statement.~~DEFINITIONS. Whenever used in this Declaration of Trust, unless the context otherwise requires, the terms defined in this Article II shall have the following respective meanings:

~~(a) Acquired Guaranteed Mortgage Certificate. “Acquired Guaranteed Mortgage Certificate” shall mean any mortgage-backed security guaranteed by Fannie Mae or Freddie Mac which is backed by a conventional mortgage or mortgages and acquired by or on behalf of the Trust other than in connection with the origination of the underlying Mortgage or Mortgages.~~

~~(b) Acquired Insured Mortgage. “Acquired Insured Mortgage” shall mean any Mortgage which is a fully funded mortgage loan insured by FHA and acquired by or on behalf of the Trust as a whole loan or a beneficial interest or a participating interest therein or by a purchase of mortgage-backed securities or pass-through certificates backed by indebtedness secured by FHA insured mortgage loans. Acquired Insured Mortgage shall not include Ginnie Mae mortgage-backed securities or pass-through certificates backed by indebtedness secured by an Originated Insured Mortgage.~~

~~(c) Acquired Mortgage. “Acquired Mortgage” shall mean either an Acquired Insured Mortgage or an Acquired Guaranteed Mortgage Certificate.~~

~~(d) Acquisition Fees. “Acquisition Fees” shall mean the total of all fees and commissions, however designated, paid by any party in connection with the origination or acquisition of Mortgages and other Mortgage Investments by the Trust. Included in the computation of such fees or commissions shall be any real estate commission, selection fee, development fee, nonrecurring management fee, or any fee of a similar nature, however designated.~~

~~(e) Additional Loan. “Additional Loan” shall mean the non-interest bearing loan made to the developer or a sponsor of a Development (or the general partners or other principals of the owner of the Development) in connection with a Mortgage Loan.~~

~~(f) Additional Mortgage Investments. “Additional Mortgage Investments” shall mean the permanent investments of the Trust as described in the Consent Statement, (other than the Original Mortgage Investments) which investments shall include: Uninsured Mortgage Loans, Construction Loans, Bridge Loans, Mezzanine Loans, Mortgage Derivatives and Subordinated Interests in CMBS.~~

(a) ~~(g)~~ Advisor. ~~“Advisor”~~ “Advisor” shall mean the ~~person(s) or entity~~Person(s) responsible for directing or performing the day~~-~~-to~~-~~-day business affairs of the Trust, including a person or entity to which an Advisor subcontracts substantially all such functions. ~~Initially, the~~ The Advisor shall be Related AMI or anyone who succeeds it in such capacity.

(b) ~~(h)~~ Advisory Agreement. ~~“~~ “Advisory Agreement~~”~~” shall mean the agreement between the Trust and the Advisor pursuant to which the Advisor will act as the investment advisor and administrator of the Trust.

(c) ~~(i)~~ Affiliate. ~~“~~ “Affiliate~~”~~” shall mean (i) any Person directly or indirectly controlling, controlled by or under common control with another Person, (ii) any Person owning or controlling 10% or more of the outstanding voting ~~s~~Securities or beneficial interests of such other Person, (iii) any officer, director, trustee or general partner of such Person and (iv) if such other Person is an officer, director, trustee or partner of another entity, then the entity for which that Person acts in any such capacity.

~~(j) Affiliated Programs. “Affiliated Programs” shall mean Aegis Realty, Inc., Capital Mortgage Plus L.P., any similar programs organized by the Sponsor, any successors to such programs or a combination of such programs.~~

~~(k) Asset Management Fee. “Asset Management Fee” shall mean the Asset Management Fee payable to the Advisor under the provisions of the Advisory Agreement.~~

~~(l) Average Invested Assets. “Average Invested Assets” shall mean the average of the aggregate Book Value of the assets of the Trust for any period invested, directly or indirectly, in Mortgage~~

~~Investments, before reserves for depreciation or bad debts or other similar non-cash reserves computed by taking the average of such values at the end of each month during such period.~~

~~(m) Book Value. “Book Value” shall mean the value of an asset or assets of the Trust on the books of the Trust before provision for amortization or depreciation, and before deducting any indebtedness or other liability in respect thereto, except that no asset shall be valued at more than its fair value as determined by the Board of Trustees.~~

~~(n) CMOs. “CMOs” shall mean collateralized mortgage obligations.~~

~~(o) Code. “Code” shall mean the Internal Revenue Code of 1986, as amended, or corresponding provisions of subsequent revenue laws.~~

(d) Bylaws. “Bylaws” shall mean the Bylaws of the Trust, as adopted and amended from time to time by the Board of Trustees.

(e) ~~(p)~~ Common Shares. ~~“Common Shares”~~ “Common Shares” shall mean any Shares classified or reclassified as such by the Trustees.

(f) ~~(q) Competitive Commission. “Competitive Commission”~~Excess Shares. “Excess Shares” shall have the meaning ascribed to such term in Article ~~VI~~X, Section ~~6.6.~~ 10.1.

~~(r) Consent Statement. “Consent Statement” shall mean the Consent Statement sent to Shareholders dated February 11, 1999.~~

~~(s) Debt Limitation. “Debt Limitation” shall mean (i) 100% of Total Market Value (calculated at the time debt is incurred) with respect to Total Trust Indebtedness and (ii) 50% of Total Market Value (calculated at the time debt is incurred) with respect to Permanent Trust Indebtedness.~~

~~(t) Development. “Development” shall mean a multi-family, primarily residential, rental project or health care facility.~~

~~(u) Excess Shares. “Excess Shares” shall have the meaning ascribed to such term in Article XII, Section 12.1.~~

~~(v) Fannie Mae. “Fannie Mae” shall mean the Federal National Mortgage Association.~~

~~(w) FHA. “FHA” shall mean the Federal Housing Administration.~~

~~(x) Freddie Mac. “Freddie Mac” shall mean the Federal Home Loan Mortgage Corporation.~~

~~(y) Ginnie Mae. “Ginnie Mae” shall mean the Government National Mortgage Association.~~

~~(z) HUD. “HUD” shall mean the United States Department of Housing and Urban Development.~~

(g) ~~(aa)~~ Independent Expert. ~~“Independent Expert”~~ “Independent Expert” shall mean a person with no current or prior business or personal relationship with the Advisor or the Trustees and who is engaged, to a substantial extent, in the business of rendering opinions regarding the value of assets of the type held by the Trust.

(h) ~~(bb)~~ Independent Trustees. ~~“~~ “Independent Trustees~~”~~” shall mean the Trustees who (i) are not affiliated, directly or indirectly, with the Advisor, whether by ownership of, ownership interest in, employment by, any material business or professional relationship with, or service as an officer or director of the Advisor, or its Affiliates, (ii) do not serve as a director or trustee for more than three other REITs organized by the Sponsor, and (iii) perform no other services for the Trust except as Trustees. For this purpose, an indirect relationship shall include circumstances in which a member of the immediate family of a Trustee has one of the foregoing relationships with the Advisor or the Trust; provided, however, that if Nasdaq, or the national securities exchange on which any Shares are listed, adopts rules which mandate a different definition of “independence”, such definition shall apply in place of the foregoing.

(i) ~~(cc)~~ Initial Investment. ~~“Initial Investment”~~ “Initial Investment” shall mean the $200,000 investment in Shares which the Advisor has made pursuant to Article VI, Section 6.7 ~~of this Declaration of Trust.~~ hereof.

~~(dd) IRS. “IRS” shall mean the Internal Revenue Service of the United States of America.~~

~~(ee) Mortgage Investments. “Mortgage Investments” shall mean, collectively, Original Mortgage Investments and Additional Mortgage Investments.~~

~~(ff) Mortgage Loan. “Mortgage Loan” shall mean the mortgage loan made to the entity which owns a Development.~~

~~(gg) Mortgage Prepayments, Sales or Insurance. “Mortgage Prepayments, Sales or Insurance” shall mean any Trust transaction (other than the receipt of base interest, Participating Interest Payments which were calculated on net cash flow or other measure of the net rentals or revenues from a Development, principal payments when due on a Mortgage or other Mortgage Investments, the issuance of Shares, and payments by a borrower to the Advisor or an Affiliate in respect of the Asset Management Fee in connection with a negotiated prepayment) including, without limitation, Participating Interest Payments calculated on the profits or proceeds realized upon the refinancing, sale or other disposition of a Development, prepayments, sales, exchanges, foreclosures, or other dispositions of Mortgages and other Mortgage Investments held by the Trust or the receipt of insurance proceeds from the FHA or of guarantee proceeds from Ginnie Mae, Fannie Mae or Freddie Mac or otherwise with respect to any Mortgage, or any other disposition of Trust assets.~~

~~(hh) Mortgages. “Mortgages” shall mean, in a broad sense, beneficial interests or participation interests in whole mortgages, mortgage certificates, mortgage-backed securities, participation certificates backed by either a single mortgage or a pool of mortgages or interests in pass-through entities which, under the REIT Provisions of the Internal Revenue Code, would be considered to be qualifying real estate assets for purposes of the Trust’s qualification as a REIT (e.g., REMICs).~~

~~(ii) Net Assets or Net Asset Value. “Net Assets” or “Net Asset Value” shall~~

(j) Net Assets. “Net Assets” shall mean the Total Assets of the Trust (other than intangibles) at cost before deducting depreciation or other non~~-~~-cash reserves less total liabilities of the Trust, calculated at least quarterly on a basis consistently applied.

~~(jj) Net Income. “Net Income” shall mean, for any period, total revenues applicable to such period, less the expenses applicable to such period other than additions to allowances or reserves for depreciation, amortization or bad debts or other similar non-cash reserves; provided, however, that Net Income shall not include the gain from Mortgage Prepayments, Sales or Insurance.~~

~~(kk) Original Mortgage Investments. “Original Mortgage Investments” shall mean the permanent investments of the Trust as described in the Prospectus, including investments in (i) Acquired Mortgages, (ii) Originated Mortgages, (iii) other types of Mortgages (including interests in pass-through entities such as regular interests in REMICs which, under the REIT Provisions of the Code, are considered to be qualifying real estate assets for purposes of the Trust’s qualification as a REIT), (iv) Additional Loans and (v) subject to restrictions imposed by certain provisions of the Code, CMOs collateralized by mortgages insured by FHA or mortgage certificates guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac.~~

~~(ll) Originated Guaranteed Mortgage Certificate. “Originated Guaranteed Mortgage Certificate” shall mean any mortgage-backed security guaranteed by Fannie Mae or Freddie Mac which is backed by a conventional mortgage or mortgages originated by or on behalf of the Trust.~~

~~(mm) Originated Insured Mortgage. “Originated Insured Mortgage” shall mean a Mortgage originated by or on behalf of the Trust or by another lender and sold to the Trust prior to the time it has been fully funded, the principal of which (excluding Participating Interest Payments and any Additional Loan) is eligible for insurance by FHA and others under programs administered by HUD and shall also include Ginnie Mae mortgage-backed securities and Ginnie Mae pass-through certificates backed by indebtedness secured by an Originated Insured Mortgage.~~

~~(nn) Originated Mortgage. “Originated Mortgage” shall mean either an Originated Insured Mortgage or an Originated Guaranteed Mortgage Certificate.~~

~~(oo) Participating Interest Payments. “Participating Interest Payments” shall mean interest payments to be paid in connection with Originated Mortgages or Acquired Mortgages which payments are in addition to the base rate of interest on an Originated Mortgage or Acquired Mortgage and are calculated as a percentage of the cash flow, rentals, revenues and/or appreciation of the underlying project.~~

~~(pp) Permanent Indebtedness. “Permanent Indebtedness” shall mean all indebtedness of the Trust other than Working Capital Indebtedness, trade payables and ubordinated Advisor fees.~~

(k) ~~(qq)~~ Person. ~~“Person”~~ “Person” shall mean and include individuals, corporations, limited partnerships, general partnerships, limited liability companies, joint stock companies or associations, joint ventures, companies, trusts, banks, trust companies, land trusts, business trusts or other entities and governments and agencies and political subdivisions thereof.

(l) ~~(rr)~~ Preferred Shares. ~~“~~ “Preferred Shares~~”~~” shall mean any Shares classified or reclassified as such by the Trustees.

(m) ~~(ss)~~ Proposals. ~~“~~ “Proposals~~”~~” shall have the meaning ascribed to such term in the Recitals.

~~(tt) Prospectus. “Prospectus” shall mean the final prospectus of the Trust in connection with the initial registration of Shares filed with the Securities and Exchange Commission on Form S-11, as amended.~~

(n) ~~(uu)~~ Real Estate Investment Trust (~~“~~“REIT~~”~~”) Provisions of the Internal Revenue Code. ~~“~~ “Real Estate Investment Trust Provisions of the Internal Revenue Code~~”~~” shall mean part II, subchapter M, chapter 1 of the Code, as now enacted or hereafter amended, or successor statutes, other sections of the Code specifically applicable to REITs and regulations and rulings promulgated thereunder.

~~(vv) Reinvestment Plan. “Reinvestment Plan” shall mean the Trust’s dividend reinvestment plan pursuant to which Shareholders can elect to have their distributions reinvested in additional shares.~~

(o) ~~(ww)~~ REIT. ~~“REIT”~~ “REIT” shall mean a corporation or trust which qualifies as a real estate investment trust as defined in Sections 856 to 860 of the Code.

(p) ~~(xx)~~ Related AMI. ~~“~~ “Related AMI~~”~~” shall mean Related AMI Associates, Inc., a Delaware corporation.

~~(yy) REMIC. “REMIC” shall mean a real estate mortgage investment conduit described in sections 860A through 860G of the Code.~~

(q) ~~(zz)~~ Roll~~-Up. “Roll-Up”~~-Up. “Roll-Up” shall mean a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Trust and the issuance of ~~s~~Securities of a Roll~~-~~-Up Entity. Such term does not include:

(i) ~~(i)~~ a transaction involving ~~s~~Securities of the Trust that have been for at least 12 months listed on a national securities exchange or traded through the National Association of Securities Dealers Automated Quotation National Market System; or

(ii) ~~(ii)~~ a transaction involving the conversion to corporate or association form of only the Trust if, as a consequence of the transaction, there will be no significant adverse change in any of the following:

(a) Shareholders~~’~~’ voting rights;

(b) the term and existence of the Trust;

(c) Sponsor or Advisor compensation;

(d) the Trust~~’~~’s investment objectives.

(r) ~~(aaa)~~ Roll~~-~~-Up Entity. ~~“~~ “Roll~~-~~-Up Entity~~”~~” shall mean a partnership, real estate investment trust, corporation, trust or other entity that would be created or would survive after the successful completion of a proposed Roll~~-~~-Up transaction.

(s) ~~(bbb)~~ Securities. ~~“~~ “Securities~~”~~” shall mean any instruments commonly known as ~~“~~“securities,~~”~~” including stock, shares, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or any certificates of interest, shares or participations, or warrants, options or rights to subscribe to, purchase or acquire any of the foregoing.

(t) ~~(ccc)~~ Shareholders. ~~“~~ “Shareholders~~”~~” shall mean holders of the Shares.

(u) ~~(ddd)~~ Shares. ~~“~~ “Shares~~”~~” shall mean the beneficial interests of a Shareholder in the Trust representing undivided beneficial interests in the assets of the Trust, which may be evidenced by certificates, including, without limitation, Common Shares and Preferred Shares.

~~(eee) Shareholder List. “Shareholder List” shall have the meaning ascribed to such term in Article III, Section 3.5.~~

(v) ~~(fff)~~ Sponsor. ~~“Sponsor”~~ “Sponsor” shall mean any Person directly or indirectly instrumental in organizing, wholly or in part, the Trust or any Person who will manage or participate in the management of the Trust and any Affiliate of any such Person, but does not include (i) any person whose only relationship with the Trust is that of an independent asset manager and whose only compensation from the Trust is as such, and (ii) wholly independent third parties such as attorneys, accountants and underwriters whose only compensation from the Trust is for professional services.

(w) ~~(ggg)~~ Total Assets of the Trust. ~~“~~ “Total Assets of the Trust~~”~~” shall mean the value of all assets of the Trust as shown on the books of the Trust.

~~(hhh) Total Invested Assets. “Total Invested Assets” shall mean the aggregate original amount invested in Mortgage Investments reduced, upon the receipt of sales proceeds, FHA or other insurance or guarantee proceeds or prepayments, by the original amount invested in the Mortgage Investment which is not reinvested, except that in the case of a partial payment, Total Invested Assets shall be reduced on a pro rata basis to the extent not reinvested.~~

~~(iii) Total Operating Expenses. “Total Operating Expenses” shall mean all operating, general and administrative expenses of the Trust as determined by generally accepted accounting principles, exclusive of the expenses of raising capital, interest payments, taxes, non-cash expenditures (i.e., depreciation, amortization, bad debt reserve), costs related directly to a specific Mortgage Investment by the Trust, such as expenses for originating, acquiring, servicing or disposing of a Mortgage.~~

~~(jjj) Total Market Value. “Total Market Value” shall mean the greater of (i) the sum of (x) the aggregate market value of the Trust’s outstanding Shares and (y) the Total Trust Indebtedness excluding unconsolidated subsidiaries and (ii) the aggregate value of the Trust’s assets as determined by the Advisor based upon third-party or management appraisals and other criteria as the Board of Trustees shall determine in its sole discretion.~~

~~(kkk) Total Trust Indebtedness. “Total Trust Indebtedness” shall mean, collectively, Permanent Indebtedness and Working Capital Indebtedness.~~

(x) ~~(lll)~~ Trust. ~~“Trust”~~ “Trust” shall mean the Massachusetts business trust created pursuant to this Declaration of Trust.

(y) ~~(mmm)~~ Trustees. ~~“~~ “Trustees~~”~~” shall have the meaning ascribed to such term in the heading of this Declaration of Trust and who collectively shall constitute the Board of Trustees of the Trust.

~~(nnn) Unimproved Real Property. “Unimproved Real Property” shall mean property which has the following three characteristics: (1) the property was not acquired for the purpose of producing rental or other operating income, (2) there is no development or construction in process on such land, and (3) no development or construction on such land is planned in good faith to commence on such land within one year.~~

~~(ooo) Working Capital Indebtedness. “Working Capital Indebtedness” shall mean indebtedness (i) which has a term of no longer than five years and is utilized by the Trust to acquire and originate Mortgage Investments which are intended to be pooled as part of an issuance of CMOs or pass-through certificates sponsored by the Trust or its subsidiaries, the proceeds of which will be used to repay such indebtedness, or (ii) used to pay distributions to Shareholders and operating expenses, including without limitation, fees to the Advisor.~~

~~ARTICLE III~~
ARTICLE III
MEETING OF SHAREHOLDERS

SECTION 3.1. ~~SECTION 3.1~~ ANNUAL MEETINGS. Annual meetings of Shareholders for the election of Trustees and for such other business as may be stated in the notice of the meeting shall be held at such place~~, either within or without the Commonwealth of Massachusetts,~~ and at such time and date ~~not less than 30 days after delivery of the annual report, but in no event later than June 30 of each such year as the Board of Trustees, by resolution, shall determine. If the date of the annual meeting shall fall upon a legal holiday, the meeting shall be held on the next succeeding business day.~~as shall be determined by or in the manner prescribed by the Bylaws. At each annual meeting, the Shareholders entitled to vote shall elect a Board of Trustees and may transact such other Trust business as shall be stated in the notice of the meeting.

SECTION 3.2. ~~SECTION 3.2~~ OTHER MEETINGS. Meetings of Shareholders for any purpose other than the election of Trustees may be held at such time and place~~, within or without the Commonwealth of Massachusetts,~~ as shall be ~~stated~~determined by or in the ~~notice of~~manner prescribed in the ~~meeting.~~ Bylaws.

SECTION 3.3. ~~SECTION 3.3~~ VOTING. Each Shareholder entitled to vote in accordance with the terms and provisions of this Declaration of Trust shall be entitled to one vote for each Share held by such Shareholder ~~(i) at a meeting, in person, by written proxy or by a signed writing or consent directing the manner in which he desires that his vote be cast, which writing must be received by the Trustees prior to such meeting or (ii) without a meeting, by a signed writing or consent directing the manner in which he desires his vote to be cast, which writing must be received by the Trustees prior to the date upon which the votes of the Shareholders are to be counted. In connection with the foregoing, no proxy shall be voted after six months from its date unless such proxy is coupled with an interest sufficient in law to support an irrevocable power and provides for a longer period and except that the Board of Trustees may prohibit the holders of Excess Shares from voting the Excess Shares. Upon the demand of any Shareholder, the vote for Trustees and upon any question before a meeting, the vote shall be by ballot.~~ in the manner provided for in the Bylaws. All elections for Trustees shall be decided by plurality vote (at a meeting or without a meeting, provided that at least a majority of the outstanding Shares shall cast a vote in such election). Unless otherwise provided by this Declaration of Trust, all other questions shall be decided by a majority of the votes cast at a meeting at which a quorum is present or a majority of outstanding Shares cast, without a meeting. Notwithstanding the foregoing, none of the Advisor, the Trustees nor their Affiliates may vote any Shares held by them, or consent, on matters submitted to the Shareholders regarding:

(a) ~~(a)~~ the removal of the Advisor, the Trustees or their Affiliates; or

(b) ~~(b)~~ any transaction between the Trust and the Advisor, the Trustees or their Affiliates.

Shares held by the Advisor, the Trustees and their Affiliates shall not be included in determining the number of outstanding Shares entitled to vote on the matters discussed in (a) and (b) above, nor in the Shares actually voted thereon.

~~SECTION 3.4 INSPECTORS OF ELECTION. The Board of Trustees, in advance of any Shareholders’ meeting or other Shareholder vote, may appoint one or more inspectors to act at the meeting, any adjournment thereof or in connection with any other Shareholder vote. If inspectors are not so appointed, the person presiding at a Shareholders’ meeting or the Chairman of the Board where there is no meeting, may, and on the request of any Shareholder entitled to vote in connection with a particular question, shall, appoint two inspectors. In case any person appointed fails to appear or act, the vacancy may be filled by appointment made by the Board of Trustees in the case of a meeting, in advance of the meeting or at that meeting by the person presiding thereat or, in the case of a vote without a meeting, in advance of counting the vote. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.~~

~~The inspectors shall determine the number of Shares outstanding and the voting power of each, the Shares represented at the meeting, if applicable, the existence of a quorum, if applicable, and the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents,~~

~~determine the result, and do such acts as are proper to conduct the election or vote with fairness to all Shareholders. On request of the person presiding at the meeting, if applicable, or any Shareholder entitled to vote thereat or in connection with a particular solicitation, the inspectors shall make a report in writing of any challenge, question or matter determined by them and execute a certificate of any fact found by them. Any report or certificate made by them shall be prima facie evidence of the facts stated and of the vote as certified by them.~~

SECTION 3.4. ~~SECTION 3.5~~ ACCESS TO RECORDS. Any Shareholder and any designated representative thereof shall be permitted access to all records of the Trust ~~at all reasonable times, and may inspect and copy any of them. Inspection of the Trust books and records by a state securities administrator shall be provided upon reasonable notice and during normal business hours. In addition, with respect to access to the list of Shareholders:~~to the extent required by law or set forth in the Bylaws.

~~(a) An alphabetical list of the names, addresses, and business telephone numbers of the Shareholders of the Trust along with the number of shares held by each of them (the “Shareholder List”) shall be maintained as a part of the books and records of the Trust and shall be available for inspection by any Shareholder or the Shareholder’s designated agent at the home office of the Trust at 625 Madison Avenue, New York, New York, 10022, or such other address as may be designated by the Trust, upon the request of the Shareholder;~~

~~(b) The Shareholder List shall be updated at least quarterly to reflect changes in the information contained therein;~~

~~(c) A copy of the Shareholder List shall be mailed to any Shareholder requesting the Shareholder List within ten days of the request. The copy of the Shareholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than 10-point type). A reasonable charge for copy work may be charged by the Trust;~~

~~(d) The purposes for which a Shareholder may request a copy of the Shareholder List include, without limitation, matters relating to Shareholders’ voting rights under the Declaration of Trust, and the exercise of Shareholders’ rights under federal proxy laws; and~~

~~(e) If the Advisor or the officers or Trustees of the Trust neglect or refuse to exhibit, produce, or mail a copy of the Shareholder List as requested, the Sponsor shall be liable to any Shareholder requesting the list for the costs, including attorney’s fees, incurred by that Shareholder for compelling the production of the Shareholder List, and for actual damages suffered by any Shareholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Shareholder List is to secure such list of Shareholders or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Shareholder relative to the affairs of the Trust. The Trust may require the Shareholder requesting the Shareholder List to represent that the list is not requested for a commercial purpose unrelated to the Shareholder’s interest in the Trust. The remedies provided hereunder to Shareholders requesting copies of the Shareholder List are in addition to, and shall not in any way limit, other remedies available to Shareholders under federal law, or the laws of any state.~~

~~Subject to the foregoing, with respect to certain solicitations made by the Trust, the Trust may, with the consent of the Shareholder, mail communications on behalf of any Shareholder at his expense who so requests in writing and is entitled to vote on the same subject matter as the Trust’s solicitation.~~

~~SECTION 3.6 QUORUM. Except as otherwise required by law or by this Declaration of Trust, the presence, in person or by proxy, of Shareholders holding a majority of the outstanding Shares of the Trust entitled to vote, shall constitute a quorum at all meetings of the Shareholders. In case a quorum shall not be present at any meeting, a majority in interest of the Shareholders entitled to vote thereat, present in person or by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite amount of Shares entitled to vote shall be present. At any such adjourned meeting at which the requisite amount of Shares entitled to vote shall be presented, any business may be transacted which might have been transacted at the meeting as originally noticed; but only those Shareholders entitled to vote at the meeting as originally noticed shall be entitled to vote at any adjournment or adjournments thereof.~~

~~SECTION 3.7 SPECIAL MEETINGS. Special meetings of the Shareholders may be called by the Chairman of the Board, by the President, by a majority of the Trustees or by a majority of the Independent Trustees, and shall be called by any officer of the Trust upon written request of Shareholders holding in the aggregate not less than 10% of the outstanding Shares of the Trust entitled to vote at such meeting. The call of a special meeting shall state the nature of the business to be transacted and that no other business shall be considered at such meeting.~~

~~Upon receipt of a written request either in person or by registered mail stating the purpose(s) of the meeting requested by Shareholders, the Trust shall provide all Shareholders, within ten (10) business days after receipt of said request, written notice (either in person or by mail) of a meeting and the purpose of such meeting to be held on a date not less than twenty (20) nor more than sixty (60) days after receipt of said request (or as soon thereafter as the applicable proxy rules may reasonably be complied with) for such meeting, at a time and place convenient to the Shareholders.~~

~~The place, date and time of, as well as the record date for determining the persons entitled to notice of and to vote at, any special meeting, including any special meeting to be called at the request of the holders of 10% or more of the Shares outstanding, shall be determined by the Board of Trustees; provided, however, in the case of a special meeting to be called at the request of the holders of 10% or more of the Shares outstanding, if the Board of Trustees declines or fails to make any such determination within ten business days of such request, then the officer calling such special meeting shall at the time of such call designate the place, date and time of such special meeting as well as the record date for determining persons entitled to notice of and to vote at such meeting.~~

~~SECTION 3.8 NOTICE OF ANNUAL AND SPECIAL MEETINGS CALLED BY CERTAIN OR ALL OF THE TRUSTEES AND SOLICITATION OF CONSENT WITHOUT MEETING. Written notice, stating the place, date and time of the annual meeting or a special meeting not called at the request of the Shareholders, and the general nature of the business to be considered in the case of an annual meeting, or the specific nature of the business to be considered in the case of a special meeting, shall be given to each Shareholder entitled to vote thereat at his address as it appears on the records of the Trust, not less than twenty (20) nor more than sixty (60) days before the date of such meeting. In the case of a Shareholder vote without a meeting, the date for responding to such solicitation and the counting of the votes in connection therewith must occur no later than sixty (60) days and no sooner than twenty (20) days after notice of such requested vote is given.~~

~~SECTION 3.9 BUSINESS TRANSACTED. No business other than that stated in the notice shall be transacted at any meeting without the unanimous consent of all the Shareholders entitled to vote thereat.~~

~~ARTICLE IV~~
ARTICLE IV
TRUSTEES

SECTION 4.1. ~~SECTION 4.1~~ NUMBER, TERM AND QUALIFICATIONS. ~~Not later than the time when the Trust first has public Shareholders, the~~ The number of Trustees shall be not less than three (3) nor more than nine (9), as fixed from time to time by the Board of Trustees or as provided for in the Bylaws, a majority of whom shall at all times be Independent Trustees (except that in the event of death, resignation or removal of an Independent Trustee, the requirement for such majority shall not be applicable for a period of sixty (60 ~~days). Unless otherwise fixed by the Board of Trustees or the Shareholders, the number of Trustees constituting the entire Board of Trustees shall be three.~~ ) days). The Trustees shall be elected at the annual meeting of Shareholders. Each Trustee shall serve a term of one year subject to his successor being elected and qualified.

~~A Trustee shall be an individual at least 21 years of age who is not under legal disability. A Trustee shall not be required to devote his full business time and effort to the Trust. A Trustee shall qualify as such when he has either signed this Declaration of Trust or agreed in writing to be bound by it. No bond shall be required to secure the performance of a Trustee unless the Trustees so provide or as required by law.~~

~~A Trustee must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage Mortgage Investments. At least one Independent Trustee must have at least three years of relevant real estate experience.~~

~~Nominations for the election of Trustees may be made by the Board of Trustees or a committee appointed by the Board of Trustees or by any Shareholder entitled to vote in the election of Trustees generally. However, any Shareholder entitled to vote in the election of Trustees generally may nominate one or more persons for election as Trustees at a meeting only if written notice of such Shareholder’s intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Trust not later than (i) with respect to an election to be held at an annual meeting of Shareholders, ninety days prior to the anniversary date of the immediately preceding annual meeting, and (ii) with respect to an election to be held at a special meeting of Shareholders for the election of Trustees, the close of business on the tenth day following the date on which notice of such meeting is first given to Shareholders. Each such notice shall set forth: (a) the name and address of the Shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the Shareholder is a holder of record of Shares of the Trust entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the Shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Shareholder; (d) such other information regarding each nominee proposed by such Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Trustees; and (e) the consent of each nominee to serve as a Trustee of the Trust if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.~~

SECTION 4.2. ~~SECTION 4.2~~ AUTHORITY OF TRUSTEES. ~~(a) General Responsibilities and Authority.~~ Consistent with the duties and obligations of, and limitations on, the Trustees as set forth herein, and under the laws of the Commonwealth of Massachusetts, the Trustees are accountable to the Shareholders as fiduciaries and are required to perform their duties in good faith and in a manner each Trustee believes to be in the best interest of the Trust and its Shareholders, with such care, including reasonable inquiry, as a prudent person in a like position would use under similar circumstances. In addition, the Trustees shall have a fiduciary duty to the Shareholders to review the relationship of the Trust with the Advisor.

The Trustees shall have full, absolute and exclusive power, control, management and authority over the Trust~~’’~~s assets and over the business and affairs of the Trust to the same extent as if the Trustees were the sole owners thereof in their own right. The enumeration of any specific power or authority herein shall not be construed as limiting the aforesaid power or authority or any specific power or authority. The Trustees shall have the power to enter into commitments to make any investment, purchase or acquisition, or to exercise any power authorized by this Declaration of Trust or the Bylaws.

The Trustees ~~shall~~may establish written policies on investments and borrowings and shall monitor the administrative procedures, investment operations and performance of the Trust and the Advisor to assure that such policies are carried out. ~~Until modified by the Trustees, the Trust shall follow the policies on investments and borrowings set forth in the Consent Statement.~~

~~(b) Specific Powers and Authorities. Subject only to the express limitations contained in this Declaration of Trust and in addition to any powers and authorities conferred by this Declaration of Trust or which the Trustees may have by virtue of any present or future statute or rule of law, the Trustees without any action or consent by the Shareholders shall have and may exercise at any time and from time to time the following powers and authorities which may or may not be exercised by them in their sole judgment and discretion and in such manner and upon such terms and conditions as they may from time to time deem proper:~~

~~(i) To retain, invest and reinvest the capital or other funds of the Trust (including, without limitation, repayments and disposition proceeds from sales of the Trust’s Mortgage Investments) in Mortgages and other Mortgage Investments without regard to whether any such Mortgages and other Mortgage Investments may mature before the possible termination of the Trust, and to~~

~~possess and exercise all the rights, powers and privileges appertaining to the ownership of the Trust assets.~~

~~(ii) For such consideration as they deem proper to invest in, purchase or otherwise acquire for cash or other property and hold for investment Mortgages secured by real property located in the United States, and, in connection with any such investment in Mortgages, acquire (i) the entire or any participating interest in rents, lease payments or other income from, or the entire or any participating interest in the profits from, or the entire or any participating interest in the equity or ownership of, real property; and (ii) such investments, either directly or, subject to Article VII, Section 7.1, through joint ventures, partnerships, or other lawful combinations or associations.~~

~~(iii) To sell, exchange, release, partition, assign, mortgage, pledge, hypothecate, grant security interests in, encumber, negotiate, convey, transfer or otherwise dispose of any and all of the assets of the Trust by deeds, trust deeds, assignments, bills of sale, transfers, leases, mortgages, financing statements, security agreements and other instruments for any of such purposes executed and delivered for and on behalf of the Trust or the Trustees by one or more of the Trustees or by a duly authorized officer, employee, agent or any nominee of the Trust.~~

~~(iv) To issue authorized Shares or other Securities, all without the vote of or other action by the Shareholders, to such Persons for such cash, property or other consideration (including Securities issued or created by, or interests in any Person) at such time or times and on such terms as the Trustees may deem advisable and to purchase or otherwise acquire, hold, cancel, reissue, sell and transfer the Shares or any of such Securities.~~

~~(v) To enter into contracts, obligations, and other agreements for a term extending beyond the term of office of the Trustees and beyond the possible termination of the Trust or for a lesser term.~~

~~(vi) To, subject to Article VII, Section 7.9, borrow money and give negotiable or non-negotiable instruments therefor; to enter into other obligations on behalf of the Trust; and to assign, convey, transfer, mortgage, subordinate, pledge, grant security interests in, encumber or hypothecate the assets of the Trust to secure any of the foregoing.~~

~~(vii) To lend money, whether secured or unsecured.~~

~~(viii) To create reserve funds for any purpose.~~

~~(ix) To incur and pay out of the Trust assets any charges or expenses, and disburse any funds of the Trust, which charges, expenses or disbursements are, in the opinion of the Trustees, necessary for or incidental to or desirable for, and are incurred in connection with, the carrying out of any of the purposes of the Trust or the conducting of the business of the Trust, including without limitation taxes and other governmental levies, charges and assessments of whatever kind or nature, imposed upon or against the Trustees in connection with the Trust or upon or against the Trust assets or any part thereof, and for any of the purposes herein.~~

~~(x) To deposit funds or securities held by the Trust in banks, trust companies, savings and loan associations and other depositories, whether or not such deposits will draw interest, the same to be subject to withdrawal on such terms and in such manner and by such Person or Persons (including any one or more Trustees, officers, agents or representatives) as the Trustees may determine.~~

~~(xi) To possess and exercise all the rights, powers and privileges appertaining to the ownership of all or any interests in, or mortgages or securities issued or created by, any Person, forming part of the assets of the Trust, to the same extent that an individual might, and, without limiting the generality of the foregoing, to vote or give any consent, request or notice, or waive any notice, either in person or by proxy or power of attorney, with or without power of substitution, to one or more Persons, which proxies and powers of attorney may be for meetings or action generally or for any particular meeting or action, and may include the exercise of discretionary powers.~~

~~(xii) To enter into joint ventures, general or limited partnerships and any other lawful combinations or associations with independent third parties or, subject: to Article VII, Section 7.1, with Affiliated Programs.~~

~~(xiii) To elect, appoint, engage or employ such officers for the Trust as the Trustees may determine, who may be removed or discharged at the discretion of the Trustees, such officers to have such powers and duties, and to serve such terms and at such compensation, as may be prescribed by the Trustees; to engage or employ any Persons as agents, representatives, employees, or independent contractors (including, without limitation, real estate advisors, investment advisors, transfer agents, registrars, underwriters, accountants, attorneys at law, real estate agents, managers, appraisers, brokers, architects, engineers, construction managers, general contractors or otherwise) in one or more capacities, and to pay compensation from the Trust for services in as many capacities as such Person may be so engaged or employed; and, except as prohibited by law and subject to the supervision of the Trustees, to delegate any of the powers and duties of the Trustees to the Advisor.~~

~~(xiv) To determine the proper accounting treatment for Trust income, loss and capital.~~

~~(xv) To determine from time to time the value of all or any part of the Trust assets and of any securities, assets, or other consideration to be furnished to or acquired by the Trust, and from time to time to revalue all or any part of the Trust assets in accordance with such appraisals or other information as are, in the Trustees’ sole judgment, necessary and/or satisfactory.~~

~~(xvi) To collect, sue for, and receive all sums of money or other assets coming due to the Trust, and to engage in, intervene in, prosecute, join, defend, compound, compromise, abandon or adjust, by arbitration or otherwise, any actions, suits, proceedings, disputes, claims, controversies, demands or other litigation relating to the Trust, the assets of the Trust or the Trust’s affairs, to enter into agreements therefor, whether or not any suit is commenced or claim accrued or asserted and, in advance of any controversy, to enter into agreements regarding arbitration, adjudication or settlement thereof.~~

~~(xvii) To renew, modify, release, compromise, extend, consolidate, or cancel, in whole or in part, any obligation to or of the Trust.~~

~~(xviii) To purchase and pay for out of the Trust assets insurance contracts and policies insuring the Trust assets against any and all risks and insuring the Trust and/or any or all of the Trustees, the Shareholders, officers, employees, agents, investment advisors or independent contractors of the Trust against any and all claims and liabilities of every nature asserted by any Person arising by reason of any action alleged to have been taken or omitted by the Trust or by any such person as Trustee, Shareholder, officer, employee, agent, investment advisor or independent contractor; provided, however, that the Trustees may purchase and pay for out of Trust assets insurance contracts and policies insuring independent contractors or agents, only if such policies are customarily provided to independent contractors or agents providing the services being rendered in the locality where such services are being rendered; provided, further, that limitations on the acquisition of insurance contracts or policies shall not apply to the Advisor, unless otherwise restricted as set forth in Article XI, Section 11.2(c).~~

~~(xix) To adopt a fiscal year for the Trust, and from time to time to change such fiscal year.~~

~~(xx) To adopt and use a seal (but the use of a seal shall not be required for the execution of instruments or obligations of the Trust).~~

~~(xxi) To make, perform, and carry out, or cancel and rescind, contracts of every kind for any lawful purpose without limit as to amount, with any Person, firm, trust, association, corporation, municipality, county, parish, state, territory, government or other municipal or governmental subdivisions. These contracts shall be for such duration and upon such terms as the Trustees in their sole discretion shall determine.~~

~~(xxii) To renew, modify, extend, consolidate or cancel, in whole or in part, the Reinvestment Plan.~~

~~(xxiii) To acquire real property (or an interest therein) in the event of a Mortgage foreclosure and perform all acts incidental to the ownership of real property including, without limitation, entering into leases for space located therein.~~

~~(xxiv) To cause the Trust to repurchase Shares from time to time out of surplus funds of the Trust, if any, to further the business of the Trust;~~

~~(xxv) To list the Shares on the American Stock Exchange or any other exchange or market;~~

~~(xxvi) To, in connection with the leveraging of the Trust’s assets, cause the Trust to form and invest in subsidiaries and other investment vehicles and transfer any or all of the Trust’s assets to such entities; provided, however, that such entities shall be operated in a manner which is consistent with the provisions of this Trust Agreement;~~

~~(xxvii) To adopt, implement and from time to time amend bylaws of the Trust relating to the business and organization of the Trust that are not inconsistent with the provisions of this Declaration of Trust; and~~

~~(xxviii) To do all other such acts and things as are incident to the foregoing, and to exercise all powers which are necessary or useful to carry on the business of the Trust, to promote any of the purposes for which the Trust is formed, and to carry out the provisions of this Declaration of Trust.~~

~~(c) Additional Powers. The Trustees shall additionally have and exercise all the powers conferred by the laws of Massachusetts upon business trusts or real estate investment trusts formed under such laws, insofar as such laws are not in conflict with the provisions of this Declaration of Trust.~~

~~(d) Business Opportunities With Affiliated Programs. The Trustees (including the Independent Trustees) shall periodically monitor the allocation of Mortgage Investments among the Trust and the Affiliated Programs to insure that the allocation method described in the Prospectus is being applied fairly to the Trust.~~

~~(e) Suitable Investment Opportunities. Before any Trustee, including any Independent Trustee, may take advantage of an investment opportunity that is suitable for the Trust for their own account or present or recommend it to others, they shall present such investment opportunity to the Trust if (i) such opportunity is within the Trust’s investment objectives and policies, (ii) such opportunity is of a character which could be taken by the Trust, and (iii) the Trust has the financial resources to take advantage of such opportunity.~~

~~SECTION 4.3 RESIGNATIONS. Any Trustee or other officer may resign at any time. Such resignation shall be made in writing, and shall take effect at the time specified therein, and if no time is specified, at the time of its receipt by the Chairman of the Board or Secretary. The acceptance of a resignation shall not be necessary to make it effective.~~

SECTION 4.3. ~~SECTION 4.4~~ REMOVAL OF TRUSTEES. Any one or more of the Trustees may be removed~~, but only for cause, by action of a majority of the Board of Trustees. Any or all of the Trustees may be removed~~ as provided for in the Bylaws or, with or without cause, by the affirmative vote of the holders of a majority of the outstanding Shares entitled to vote, subject to the provisions of Article III, Section 3.3 hereof. ~~A special meeting of the Shareholders for the purpose of removing a Trustee shall be called by an officer of the Trust in accordance with the provisions of Article III, Section 3.7 hereof.~~

SECTION 4.4 ~~SECTION 4.5~~ NEWLY CREATED TRUSTEESHIPS AND VACANCIES. Newly created trusteeships resulting from an increase in the number of Trustees or vacancies occurring in the Board of Trustees for any reason except the removal of Trustees by Shareholders ~~may be filled by vote of a majority of the Trustees then in office, although less than a quorum exists.~~shall be filled in the manner provided for in the Bylaws. Vacancies occurring as a result of the removal of Trustees by Shareholders shall be filled by the Shareholders. ~~A Trustee elected to fill a vacancy shall be elected to hold office for the unexpired term of his predecessor. The Independent Trustees shall nominate replacements for vacancies among the Independent Trustees’ positions. Upon the resignation or removal of any Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the~~

~~conveyance of any Trust property held in his name, shall account to the remaining Trustee or Trustees as they require for all property which he holds as Trustee and shall thereupon be discharged as Trustee. Upon the incapacity or death of any Trustee, his legal representative shall perform the acts set forth in the preceding sentence and the discharge mentioned therein shall run to such legal representative and to the incapacitated Trustee, or the estate of the deceased Trustee, as the case may be. Notwithstanding anything to the contrary contained in this Article IV, Section 4.5, the filling of vacancies or newly created trusteeships on the Board of Trustees shall be subject to compliance with the requirements of Section 4.1 of this Article IV.~~

~~SECTION 4.6 SUCCESSOR AND ADDITIONAL TRUSTEES. The right, title and interest of the Trustees in and to the assets of the Trust shall also vest in successor and additional Trustees upon their qualification, and they shall thereupon have all the rights and obligations of Trustees hereunder. Such right, title and interest shall vest in the Trustees whether or not conveyancing documents have been executed and delivered pursuant to Section 4.5 of this Article IV or otherwise.~~

~~SECTION 4.7 ACTIONS BY TRUSTEES. The Trustees may act with or without a meeting. A quorum for all meetings of the Trustees shall be a majority of the number of incumbent Trustees, provided that at least a majority of such number are Independent Trustees. Unless specifically provided otherwise in this Declaration, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present at such meeting if a quorum is present. Any action of the Trustees taken without a meeting shall be taken pursuant to the consent procedures set forth in Section 4.9 of this Article IV. Any agreement, deed, mortgage, lease or other instrument or writing executed by any one or more of the Trustees or by any one or more authorized persons shall be valid and binding upon the Trustees and upon the Trust when authorized by action of the Trustees.~~

~~SECTION 4.8 COMPENSATION. Independent Trustees shall be entitled to receive compensation for serving as Trustees at the rate of $10,000 per year. Additionally, Independent Trustees shall be reimbursed for travel expenses and other out-of-pocket disbursements incurred in connection with attending any meetings. Non-Independent Trustees shall not receive any compensation from the Trust. Nothing herein contained shall be construed to preclude any non-Independent Trustee from serving the Trust in any other capacity as an officer, agent or otherwise, and receiving compensation therefor. Independent Trustees shall not perform any services for the Trust except as Trustees.~~

~~SECTION 4.9 ACTION WITHOUT MEETING. Any action required or permitted to be taken at any meeting of the Board of Trustees may be taken without a meeting, provided prior to such action a written consent thereto is signed by a majority of the Board of Trustees, and provided, further, at least a majority of the consenting Trustees are Independent Trustees. Any such written consent shall be filed with the minutes of proceedings of the Trustees.~~

~~SECTION 4.10 TELEPHONIC MEETING. All or any one or more Trustees may participate in a meeting of the Trustees or any committee thereof by means of conference telephone or similar communications equipment by means of which all participants can hear each other and participation in a meeting pursuant to such communication shall constitute presence in person at such meeting.~~

~~SECTION 4.11 EXECUTIVE COMMITTEE. The Trustees may appoint an executive committee from among their number consisting of three or more members, a majority of whom shall be Independent Trustees, which shall have such powers, duties and obligations as the Trustees may deem necessary and appropriate, including, without limitation, the power to conduct the business and affairs of the Trust during periods between meetings of the Trustees. The Executive Committee shall report its activities periodically to the Trustees.~~

~~ARTICLE V~~
ARTICLE V
OFFICERS

~~SECTION 5.1 OFFICERS. The officers of the Trust shall consist of a Chairman of the Board, a President, a Treasurer and a Secretary, and shall be elected by the Board of Trustees and shall hold office until their successors are elected and qualified. In addition, the Board of Trustees may elect one or more~~

~~Vice-Presidents and such Assistant Secretaries and Assistant Treasurers as it may deem proper. None of the officers of the Trust need be Trustees. The officers shall be elected at the first meeting of the Board of Trustees after each annual meeting. More than one office may be held by the same person.~~

~~SECTION 5.2 OTHER OFFICERS AND AGENTS. The Board of Trustees may appoint such officers and agents as it may deem advisable, who shall hold their offices for such terms and shall exercise such power and perform such duties as shall be determined from time to time by the Board of Trustees.~~

~~SECTION 5.3 CHAIRMAN OF THE BOARD. The Chairman of the Board of Trustees, if one is elected, shall be the chief executive officer of the Trust and shall preside at all meetings of the Board of Trustees. He shall have and perform such other duties as from time to time may be assigned to him by the Board of Trustees.~~

~~SECTION 5.4 PRESIDENT. The President shall be the chief operating officer of the Trust and shall have the general powers and duties of supervision and management usually vested in the office of President of a corporation. He shall preside at all meetings of the Shareholders if present thereat, and in the absence or non-election of the Chairman of the Board, at all meetings of the Board of Trustees, and shall have general supervision, direction and control of the business of the Trust. Unless the Board of Trustees shall authorize the execution thereof in some other manner, he shall execute bonds, mortgages, and other contracts on behalf of the Trust, and shall cause the seal to be affixed to any instrument requiring it and when so affixed the seal shall be attested by the signature of the Secretary or the Treasurer or an Assistant Secretary or an Assistant Treasurer.~~

~~SECTION 5.5 VICE-PRESIDENT. Each Vice-President shall have such powers and shall perform such duties as shall be assigned to him by the Board of Trustees.~~

~~SECTION 5.6 TREASURER. The Treasurer shall have custody of the funds and Securities of the Trust and shall keep a full and accurate account of receipts and disbursements in books belonging to the Trust. He shall deposit all moneys and other valuables In the name and to the credit of the Trust in such depositories as may be designated by the Board of Trustees.~~

~~The Treasurer shall disburse the funds of the Trust as may be ordered by the Board of Trustees, the Chairman of the Board or the President, taking proper vouchers for such disbursements. He shall render to the President or Board of Trustees at the regular meetings of the Board of Trustees, or whenever they may request it, an account of all his transactions as Treasurer and of the financial condition of the Trust. If required by the Board of Trustees, he shall give the Trust a bond, at the Trust’s expense, for the faithful discharge of his duties in such amount and with such surety as the Board of Trustees shall prescribe.~~

~~SECTION 5.7 SECRETARY. The Secretary shall give, or cause to be given, notice of all meetings of Shareholders and Trustees; and all other notices required by law or by this Declaration of Trust, and in case of his absence or refusal or neglect to do so, any such notice may be given by any person thereunto directed by the Chairman of the Board, the President, or by the Trustees or Shareholders, upon whose requisition the meeting is called as provided in this Declaration of Trust. He shall record all the proceedings of the meetings of the Trust and of Trustees in a book to be kept for that purpose. He shall keep in safe custody the seal of the Trust, and when authorized by the Board of Trustees, affix the same to any instrument requiring it, and when so affixed, it shall be attested by his signature or by the signature of any assistant secretary.~~

~~SECTION 5.8 ASSISTANT TREASURERS AND ASSISTANT SECRETARIES. Assistant Treasurers and Assistant Secretaries, if any, shall be elected and shall have such powers and shall perform such duties as shall be assigned to them, respectively, by the Board of Trustees.~~

~~ARTICLE VI~~

SECTION 5.1. OFFICERS. The Board of Trustees may appoint Officers of the Trust in accordance with the terms of the Bylaws.

ARTICLE VI
ADVISOR

SECTION 6.1. ~~SECTION 6.1~~ EMPLOYMENT OF ADVISOR. The Board of Trustees is responsible for the general policies of the Trust and for such general supervision and management of the business of the Trust as may be necessary to insure that such business conforms to the provisions of this Declaration of Trust~~.~~ and the Bylaws. However, the Board of Trustees and officers shall not be required personally to conduct all the business of the Trust and consistent with their ultimate responsibility as stated above and the Bylaws, the Board of Trustees shall have the power to appoint, employ or contract with any Person (including one or more of the directors or officers or any corporation, partnership, or trust in which one or more of the Trustees or officers may be directors, officers, stockholders, partners or trustees) as the Board of Trustees may deem necessary or proper for the transaction of the business of the Trust. The Board of Trustees, upon approval by a majority of the Trustees (including a majority of the Independent Trustees), shall initially employ Related AMI (herein referred to as the ~~“~~“Advisor~~”~~”) to advise the Trust, in respect of the acquisition and disposition of investments by the Trust, and to supervise other aspects of the business of the Trust, and the Trust may grant or delegate such authority to the Advisor as the Board of Trustees may in its sole discretion deem necessary or desirable without regard to whether such authority is normally granted or delegated by the Board of Trustees, including, without limitation, the power to delegate to the Advisor the authority (i) to cause the Trust to enter into, or dispose of, investments (not involving Affiliates of the Advisor, a Trustee, the Sponsor or Affiliates thereof unless expressly permitted by ~~Article VII, Section 7.1~~the Board of Trustees) and (ii) to defer any fees due to it under the Advisory Agreement, without the approval of the Board of Trustees. The Board of Trustees may, upon approval by a majority of the Trustees (including a majority of the Independent Trustees), employ, or contract with any other Person to serve as the Advisor, with the same rights, powers and limitations described herein in substitution of Related AMI.

The Board of Trustees (subject to the provisions of ~~Sections 6.2, 6.3, 6.4, and 6.5 of this Article~~the Bylaws) shall have the power to determine the terms of any agreement with, and compensation of, the Advisor or any other Person whom they may employ or with whom they may contract; provided, however, that any decision to employ or contract with any Trustee or any Person of which a Trustee is an Affiliate, shall be valid only if made, approved, or ratified by a majority of the Trustees (including a majority of Independent Trustees) not otherwise interested in such transaction as being fair and reasonable to the Trust and on terms and conditions not less favorable to the Trust than those available from unaffiliated third parties. The Board of Trustees may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Trust, to act as agent for the Trust, to execute documents on behalf of the Board of Trustees, and to make executive decisions which conform to the general policies and general principles previously established by the Board of Trustees.

~~SECTION 6.2 TERM. The Board of Trustees shall not enter into any Advisory Agreement with the Advisor unless such contract has a term of no more than one year. It shall be the duty of the Board of Trustees to evaluate the performance of the Advisor before entering into or renewing any Advisory Agreement with the Advisor. The criteria used by the Board of Trustees in its evaluation of the Advisor shall be reflected in the minutes of the meeting of Trustees. The Advisory Agreement with the Advisor shall be terminable (i) without cause by the Advisor or (ii) with or without cause by a majority of the Independent Trustees, each without penalty, and each upon 60 days’ prior written notice to the non-terminating party. In the event of the termination of the Advisory Agreement with the Advisor, the Advisor will cooperate with the Trust and take all reasonable steps requested to assist the Board of Trustees in making an orderly transition of the advisory function. The Trustees shall determine that any successor Advisor possesses sufficient qualifications (a) to perform the advisory function for the Trust and (b) to justify the compensation provided for in its Advisory Agreement.~~

~~SECTION 6.3 COMPENSATION. The Independent Trustees shall determine from time to time but at least annually that the compensation which the Trust contracts to pay to the Advisor is reasonable in relation to the nature and quality of the services performed and that such compensation is within the limits prescribed by the NASAA Statement of Policy regarding Real Estate Investment Trusts in effect on the effective date of the Prospectus. Each determination made by the Independent Trustees concerning the reasonableness of the compensation paid to the Advisor shall be recorded in the minutes of the meeting of Trustees and shall be based on the factors set forth below and such other factors as the Independent Trustees deem relevant:~~

~~(a) the size of the advisory fee in relation to the size, composition and profitability of the portfolio of the Trust;~~

~~(b) the success of the Advisor in generating opportunities that meet the investment objectives of the Trust;~~

~~(c) the rates charged to other REITs and to investors other than REITs by advisors performing similar services;~~

~~(d) additional revenues realized by the Advisor and its Affiliates through their relationship with the Trust, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Trust or by others with whom the Trust does business;~~

~~(e) the quality and extent of service and advice furnished by the Advisor;~~

~~(f) the performance of the investment portfolio of the Trust, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations; and~~

~~(g) the quality of the portfolio of the Trust in relationship to the investments generated by the Advisor for its own account.~~

~~The Independent Trustees shall review the performance of the Advisor and the compensation paid to it by the Trust to determine that the provisions of the contract with the Advisor are being carried out. The compensation that any Advisor employed by the Trust shall be entitled to receive for serving as investment advisor shall consist of the Asset Management Fee, payable as set forth in the Advisory Agreement. The Advisor shall also be entitled to receive reimbursement for all operating expenses described in Section 6.5 of this Article. The Advisor shall also receive from the Trust, for services rendered to the Trust, the additional compensation set forth in the Advisory Agreement, which compensation shall include, but shall not be limited to, acquisition fees, property management fees, mortgage servicing fees, incentive fees and Shares.~~

~~In the case of multiple Advisors, incentive fees paid to such Advisors and Affiliates thereof shall be distributed by a proportional method reasonably designed to reflect the value added to the Trust’s assets by each respective Advisor or Affiliate.~~

~~The Independent Trustees shall determine from time to time but at least annually that the total fees and expenses of the Trust are reasonable in light of the investment experience of the Trust, its Net Asset Value, its Net Income, and the fees and expenses of other comparable advisors in real estate. Each such determination shall be recorded in the minutes of the meeting of Trustees.~~

SECTION 6.2. ~~SECTION 6.4~~ OTHER ACTIVITIES OF ADVISOR. The Advisor shall not be required to administer the investment activities of the Trust as its sole and exclusive function. The Advisor may have other business interests and may engage in other activities similar or in addition to those relating to the Trust, including the rendering of services and advice to other Persons (including REITS) and the management of other investments (including investments of the Advisor and its Affiliates). The Board of Trustees may request the Advisor to engage in other activities which complement the Trust~~’~~’s investments and to provide services requested by the borrowers or prospective borrowers from the Trust, and the Advisor may receive compensation or commissions therefor from the Trust or other Persons.

The Advisor shall seek out and present to the Trust whether through its own efforts, or those of third parties retained by it, investment opportunities consistent with the investment policies and objectives of the Trust and such investment policies as the Trustees may adopt from time to time. ~~Except for the allocation of investment opportunities between the Trust and the Affiliated Programs as set forth in the Prospectus, the~~ The Advisor shall be obligated to present an investment opportunity to the Trust if (i) such opportunity is of a character which could be taken by the Trust, (ii) such opportunity is compatible with the Trust~~’~~’s investment objectives and policies and (iii) the Trust has the financial resources to take advantage of such opportunity before the Advisor may take advantage of such opportunity for its own account or present or recommend it to others. Subject to the limitations contained in this Paragraph, the Advisor shall be protected in taking for its own account or recommending to others any such particular investment opportunity.

~~SECTION 6.5 LIMITATION ON TOTAL OPERATING EXPENSES. The annual Total Operating Expenses of the Trust may not exceed the greater of: (i) 2% of the Average Invested Assets of the Trust or (ii) 25% of the Trust’s Net Income. The Independent Trustees have the fiduciary responsibility of limiting the Trust’s annual Total Operating Expenses to amounts that do not exceed the limitations described above. The Independent Trustees may, however, determine that a higher level of Total Operating Expenses is justified for such period because of unusual or non-recurring expenses. Any such finding by the Independent Trustees and the reasons in support thereof shall be recorded in the minutes of the meeting of Trustees. Within 60 days after the end of any fiscal quarter of the Trust for which Total Operating Expenses (for the 12 months then ended) exceed 2% of the Average Invested Assets of the Trust or 25% of the Trust’s Net Income, whichever is greater, the Trust will send to Shareholders a written disclosure of such fact. If the Independent Trustees determine that such higher Total Operating Expenses are justified, such disclosure will also contain an explanation of the Independent Trustees’ conclusion. In the event the Independent Trustees do not determine that such excess expenses are justified, the Advisor will reimburse the Trust for the excess amount within 60 days after the end of such period.~~

~~SECTION 6.6 LIMITATION ON REAL ESTATE COMMISSIONS. If the Trust forecloses on a property servicing a Mortgage and sells such property, the Trust may pay real estate brokerage fees which are reasonable, customary and competitive, taking into consideration the size, type and location of the property (“Competitive Commission”), which shall not in the aggregate exceed the lesser of the Competitive Commission or an amount equal to 6% of the gross sales price of the property. The amount of such fees payable to the Advisor, a Trustee, a Sponsor or an Affiliate thereof shall not exceed the lesser of (i) one-half of the Competitive Commission or (ii) three percent of the gross sales price of a property and shall be paid only if such person provides a substantial amount of services in the sales effort.~~

SECTION 6.3. ~~SECTION 6.7~~ INITIAL INVESTMENT BY AFFILIATES OF THE ADVISOR. Prior to the initial public offering of Shares pursuant to the Prospectus, the Advisor made an Initial Investment of $200,000 in the Trust by acquiring 10,000 Common Shares. The Advisor may only sell Common Shares represented by this Initial Investment through the market on which the Common Shares are normally traded.

~~ARTICLE VII~~
~~INVESTMENT POLICY~~

~~SECTION 7.1 GENERAL STATEMENT OF POLICY. The Trust intends to invest in Mortgage Investments including: (i) Original Mortgage Investments and (ii) Additional Mortgage Investments. Additional Mortgage Investments (other than uninsured Mortgage Loans originated with the intent of later securitizing such Mortgage Loans) may not comprise, in the aggregate, more than 60% of the Mortgage Investments made by the Trust after the date the Proposals are adopted. The Trust will seek to obtain Originated Mortgages with Participating Interest Payments and, to a lesser extent, Acquired Mortgages with Participating Interest Payments. The Trust shall have the right to acquire or originate Mortgages without first obtaining a real property appraisal, unless a majority of the Independent Trustees determine that such an appraisal is necessary; if obtained, any real property appraisals will be maintained in the Trust’s books and records for at least five years. The foregoing investments are intended to be structured to comply with the Real Estate Investment Trust Provisions of the Code. In addition to the investments referred to above, the Trust may, in the discretion of the Board of Trustees or the Advisor, make the investments described in Section 7.2 below or such other investments that the Board of Trustees or the Advisor deem in good faith to be consistent with the investment objectives and policies of the Trust as set forth in the Consent Statement.~~

~~The Trust may make commitments to make investments consistent with the foregoing policies. The Trust may also participate in joint ventures in Mortgages with Affiliated Programs (subject to the terms of this Section 7.1) and in investments with other unaffiliated investors, including unaffiliated investors having investment policies similar to those of the Trust, on the same or different terms. The Advisor may act as advisor to other investors, including investors who have the same investment policies as the Trust.~~

~~The Independent Trustees shall review the investment policies of the Trust with sufficient frequency and at least annually to determine that the policies being followed by the Trust are in the best interests of~~

~~its Shareholders. Such determination by the Independent Trustees and the basis therefor shall be recorded in the minutes of the meeting of Trustees.~~

~~The Trust may not enter into transactions with a Sponsor, the Advisor, a Trustee or an Affiliate thereof, except as (i) specified below or (ii) otherwise permitted by Sections 7.7 and 7.8 of this Article VII.~~

~~The Trust may invest in a joint venture with an Affiliated Program provided (i) the Affiliated Program has similar investment objectives to those of the Trust, (ii) such joint venture is approved by a majority of the Trustees, including a majority of the Independent Trustees, not otherwise interested in such transaction, as being fair and reasonable to the Trust and (iii) the Trust’s participation in such joint venture is on substantially the same terms and conditions as those received by the other joint venturers. In the case of participation with Affiliated Programs, the cost of generating such investments will be shared ratably by the participating Affiliated Program and the Trust.~~

~~The Advisor or an Affiliate may purchase Mortgages or interests therein in its own name or in the name of a nominee, a trust or a corporate “nominee” or otherwise and hold title thereto for the purpose of facilitating the acquisition of such Mortgages by the Trust or any other purpose related to the business of the Trust; provided that in the event of the acquisition of such a Mortgage by the Trust from the Advisor or its Affiliates, (i) the purchase price paid by the Trust may not exceed the purchase price paid by the Advisor or its Affiliates, including expenses of acquisition, appropriately reduced (a) to reflect the results of any interest rate hedges placed by the Advisor or its Affiliates on such Mortgages up to the date of acquisition by the Trust, (b) by any mortgage payments received or accrued to the date of acquisition by the Trust to the extent not paid over to the Trust and (c) by all closing costs and Acquisition Fees paid by the Trust and (ii) no compensation or other benefit may accrue to the Advisor or its Affiliates except as otherwise permitted herein and except that they may be reimbursed for the costs incurred to carry the Mortgage (which could include the transactional costs associated with interest rate hedges on such Mortgages including, but not limited to, commodity brokerage commissions, exchange fees, etc.). If the Advisor or an Affiliate has borrowed the funds to make or acquire such Mortgage, the carrying costs payable by the Trust shall include the lesser of interest at the rate charged or the rate which would have been charged for a comparable loan by Chase Bank, N.A., New York, New York; if the Advisor or such Affiliate has used its own funds to finance the Mortgage, the carrying costs payable by the Trust shall include interest at a rate not in excess of that which would have been charged by unrelated lending institutions or by Chase Bank, N.A., New York, New York to the Advisor or such Affiliate for short-term borrowings. The Advisor or an Affiliate may purchase other Mortgage Investments upon similar terms and conditions.~~

~~The general purpose of the Trust is to acquire assets and to seek income which qualifies under the Real Estate Investment Trust (“REIT”) Provisions of the Code. The Board of Trustees shall endeavor to make Mortgage Investments (including investments yielding “qualified temporary investment income” within the meaning of Section 856(c)(6)(D) of the Code) in such a manner as to comply with the requirements of the REIT Provisions of the Code with respect to the composition of the Trust’s investments and the derivation of its income; provided, however, that for a period of time during which the portfolio of investments is being developed, the Trust’s assets may be invested in investments with income which does not qualify under the REIT Provisions of the Code; and provided further, however, that up to seven percent of the Trust’s assets may be invested in Additional Loans, which are unsecured loans and which therefore do not qualify as real estate assets under the REIT provisions of the Code.~~

~~The investment objectives of the Trust are to: (i) preserve and protect the Trust’s invested capital, by investing principally in Mortgage Investments (ii) provide quarterly distributions which may be increased over time as a result of Participating Interest Payments, when obtainable, on Originated Mortgages, based on the cash flow or revenues of the underlying Development; and (iii) provide appreciation by investing in Acquired Mortgages which present the possibility of early disposition or prepayment and investing in Originated Mortgages and, to a lesser extent, Acquired Mortgages which may generate Participating Interest Payments, when obtainable, based on the increased value of the underlying Development upon its refinancing, sale or other disposition.~~

~~SECTION 7.2 SPECIFIC INVESTMENTS. In addition to Mortgage Investments, the Trust may invest (through a cash management account maintained at a trust company or otherwise) its assets in~~

~~investments such as: (a) securities issued, insured or guaranteed by the United States government or government agencies, (b) savings accounts, (c) certificates of deposit, (d) bank money market accounts, (e) bankers’ acceptances or commercial paper rated A-1 or better by Moody’s Investors Service, Inc., (f) money market funds (including money market funds sponsored by the Sponsor or its Affiliates) having assets in excess of $50 million, (g) other short-term highly liquid investments with banks having a net worth of at least $50 million, (h) investments which yield “qualified temporary investment income” within the meaning of Section 856(c)(6)(D) of the Code, and (i) any combination of the foregoing investments.~~

~~SECTION 7.3 REAL PROPERTY. To the extent the Trust invests in real property, a majority of the Trustees shall determine the consideration paid for such real property, based on the fair market value of the property. If a majority of the Independent Trustees determine, or if the real property is acquired from the Advisor, a Trustee, the Sponsors, or Affiliates thereof, such fair market value shall be determined by a qualified independent real estate appraiser selected by the Independent Trustees.~~

~~SECTION 7.4 RESERVES. The Trust may retain, as a permanent reserve, any amounts which the Board of Trustees deems reasonable, in cash and in the types of investments described above in Section 7.2 of this Article.~~

~~SECTION 7.5 CHANGES IN INVESTMENT POLICIES AND OBJECTIVES. Subject to the investment restrictions in Sections 7.6 and 7.7 of this Article, a majority of the Independent Trustees may alter any or all the above-described investment policies if they determine such change to be in the best interests of the Trust. A change in the investment objectives of the Trust shall require the prior approval of a majority of the outstanding Shares entitled to vote thereon. Subject to the preceding terms, the Board of Trustees shall endeavor to invest the Trust’s assets in accordance with the investment policies set forth in this Article.~~

~~SECTION 7.6 UNINVESTED ASSETS. To the extent that the Trust has assets not otherwise invested in accordance with Section 7.1 of this Article, the Board of Trustees may invest such assets in the types of investments in which the Trust is permitted to invest pursuant to Section 7.2 of this Article.~~

~~SECTION 7.7 RESTRICTIONS. The Board of Trustees shall not:~~

~~(a)invest in any foreign currency or bullion;~~

~~(b) invest in commodities or commodities futures contracts other than interest rate futures, when used solely for hedging purposes;~~

~~(c) invest in real estate contracts of sale, unless such contracts of sale are in recordable form and are appropriately recorded in the chain of title and unless such investment is held as security for Mortgages made or acquired by the Trust;~~

~~(d) engage in any short sale;~~

~~(e) invest in any security in any entity holding investments or engaging in activities prohibited by this Declaration of Trust;~~

~~(f) issue “redeemable equity securities” (as defined in Section 2(a)(32) of the Investment Company Act of 1940), “face amount certificates of the installment type” as defined in Section 2(a)(15) thereof, or “periodic payment plan certificates” as defined in Section 2(a)(27) thereof;~~

~~(g) invest more than 10% of its total assets in Unimproved Real Property or mortgage loans on Unimproved Real Property;~~

~~(h) issue options or warrants to purchase its Shares to any Person unless (i) the exercise price equals or exceeds the fair market value of the Shares on the date of grant and (ii) the consideration received (which may include services), in the judgment of the Independent Trustees, has a market value equal or exceeding the value of such options or warrants on the date of grant;~~

~~(i) issue options or warrants to purchase its Shares to the Advisor, a Trustee, a Sponsor or an Affiliate thereof, unless such options or warrants (i) are issued on the same terms as such options or warrants are sold to the general public, (ii) do not exceed an amount equal to 10% of the outstanding Shares of the Trust on the date of grant or (iii) issued pursuant to a plan approved by the Shareholders;~~

~~(j) commingle the Trust funds with those of any other person or entity, except that the use of a zero balance or clearing account shall not constitute a commingling of Trust funds and that funds of the Trust and funds of other entities sponsored by a Sponsor or its Affiliates may be held in an account or accounts established and maintained for the purpose of making computerized disbursements and/or short-term investments provided the Trust funds are protected from claims of such other entities and creditors of such other entities;~~

~~(k) except for investments permitted by the Consent Statement, invest in the equity securities of any non-governmental issuer, including other REITs or limited partnerships for a period in excess of 18 months; and provided, further, that all joint ventures with affiliates of the Advisor, a Trustee, a Sponsor or Affiliate thereof must comply with the provisions of Section 7.1 of this Article VII;~~

~~(l) make or invest in any mortgage loans that are subordinate to any mortgage or equity interest of the Advisor, Sponsor, a Trustee or Affiliates thereof; provided, however, that the foregoing shall not prohibit loans to subsidiaries of the Trust; or~~

~~(m) sell property to the Sponsor, the Advisor, a Trustee or Affiliate thereof, except in connection with a joint venture with an Affiliated Program permitted under Article VII, Section 1 if the Trust is required to grant the Affiliated Program a right of first refusal.~~

~~SECTION 7.8 TRANSACTIONS BETWEEN THE TRUST AND AFFILIATED PERSONS. Except for joint ventures with Affiliated Programs as provided for in Article VII, Section 7.1, or advisory arrangements with the Advisor as provided for in Article VI, any transaction between the Trust and a Sponsor, the Advisor, a Trustee or Affiliates thereof shall require approval by a majority of the Trustees, including a majority of the Independent Trustees, not otherwise interested in such transaction, as being fair and reasonable to the Trust and on terms and conditions not less favorable to the Trust than those available from unaffiliated third parties.~~

~~In the absence of fraud, no contract, act or other transaction between the Trust and any other Person, or in which the Trust is interested, that is described in the preceding paragraph, shall be invalid, void or voidable even though (a) one or more of the Trustees or officers are directly or indirectly interested in, or connected with, or are trustees, partners, directors, officers or retired officers of such other Person, or (b) one or more of the Trustees or officers of the Trust, individually or jointly with others, is a party or are parties to or directly or indirectly interested in, or connected with, such contract, act or transaction.~~

~~SECTION 7.9 TRUST’S RIGHT TO BORROW FUNDS. The Trust is authorized to incur indebtedness up to the Debt Limitation.~~

~~The Trust shall not borrow funds from the Sponsor, the Advisor, a Trustee or Affiliate thereof unless a majority of the Trustees, including a majority of the Independent Trustees, not otherwise interested in such transaction approve the transaction as being fair and reasonable and no less favorable to the Trust than loans between unaffiliated lenders and borrowers under the same circumstances.~~

~~SECTION 7.10 REPORTS. The Trust will mail or deliver, within 120 days after the end of each fiscal year, to Shareholders as of a record date after the end of the Trust’s fiscal year and each other Person who becomes a Shareholder between such record date and the date of mailing or delivery, an annual report of the affairs of the Trust, including annual financial statements of the Trust (balance sheet, statement of income or loss, statement of Shareholders’ equity, and statement of cash flows) accompanied by a report containing an opinion of independent certified public accountants. Such information will be prepared on an accrual basis in accordance with generally accepted accounting principles. The Trust shall also include in its annual report (i) the ratio of the costs of raising capital during the period to the capital raised, (ii) full disclosure of all material terms, factors and circumstances describing any and all transactions with the Advisor, a Trustee, a Sponsor or Affiliates thereof and of fees, commissions, compensation and other benefits paid or accrued to the Advisor, a Trustee, a Sponsor or Affiliates thereof for the fiscal year completed, showing the aggregate amount paid or accrued to each recipient and the services performed for such year (including fees or charges paid or accrued to the Advisor, a Trustee, the Sponsor or Affiliates thereof by third parties doing business with the Trust) and (iii) a statement on distributions to the Shareholders and their sources. The Independent Trustees shall have the duty to examine and comment in the annual report on the fairness of any such transactions with the Advisor, a Trustee, the Sponsor or~~

~~Affiliates thereof. The Trustees, including the Independent Trustees, shall take reasonable steps to insure that the requirements of this Section 10 are satisfied on a timely basis.~~

~~ARTICLE VIII~~
ARTICLE VII
THE SHARES AND SHAREHOLDERS

SECTION 7.1 ~~SECTION 8.1~~SHARES.

(a)~~(a)~~  Authorization of Shares. The Trust is authorized to sell and issue as many Shares (including fractional shares) as the Trustees shall determine in their sole discretion. A majority of the Trustees, including a majority of the Independent Trustees, are authorized to determine from time to time the number of such authorized Shares that will be sold and issued to the public or others.

The Shares may be issued for such consideration as the Trustees shall determine, including upon the conversion of convertible debt, or by way of share dividend or share split in the discretion of the Trustees. Except as otherwise provided herein, all Shares shall have equal voting, dividend, distribution, liquidation, redemption and other rights. Shares reacquired by the Trust may be canceled by action of the Trustees. All Shares shall be fully paid and non~~-~~ -assessable by or on behalf of the Trust upon receipt of full consideration for which they have been issued or without additional consideration if issued by way of share dividend, share split, or upon the conversion of convertible debt. Unless otherwise permitted by the Trustees, the Shares shall not entitle the holder to preference, preemptive, appraisal, conversion, or exchange rights of any kind.

(b) ~~(b)~~ Common Shares.  Each Common Share shall entitle the holder thereof to one vote. The Trustees may reclassify any unissued Common Shares from time to time in one or more classes or series of beneficial interests.

(c) ~~(c)~~Preferred Shares.  Preferred Shares shall not entitle the holder thereof to vote unless the Trustees, in their sole discretion, determine to grant voting rights to holders of Preferred Shares. The Trustees may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any series from time to time, in one or more series of beneficial interests in the Trust.

(d) ~~(d)~~ Classified or Reclassified Shares.  Prior to issuance of classified or reclassified Shares of any class or series, the Trustees by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Shares of the Trust; (b) specify the number of Shares to be included in the class or series; and (c) set or change, subject to the express terms of any class or series of Shares of the Trust outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series.

(e) ~~(e)~~ Trust Agreement and Bylaws.  All Persons who shall acquire Shares in the Trust shall acquire the same subject to the provisions of this Declaration of Trust and the ~~Trust’s bylaws~~Bylaws and shall be bound by the terms and provisions of this Declaration of Trust and the ~~Trust’s bylaws.~~ Bylaws.

~~SECTION 8.2 CERTIFICATES; SHARE LEDGER. The ownership of Shares shall be recorded on the books of the Trust or of a transfer or similar agent for the Trust. Certificates evidencing the Shares shall be issued to Shareholders within a reasonable time after a written request for such certificate is received by the Trust. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, including requiring the Shareholder requesting such issuance to pay the reasonable expenses incurred in connection therewith, the use of facsimile signatures, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent shall be conclusive as to who are the Shareholders and as to the number of Shares of the Trust held from time to time by each such Shareholder.~~

~~No certificates for Shares shall be issued in place of any certificate alleged to have been lost, destroyed or wrongfully taken, except, if and to the extent required by the Board of Trustees, upon:~~

~~(i) production of evidence of loss, destruction or wrongful taking;~~

~~(ii) delivery of a bond indemnifying the Trust and its agents against any claim that may be made against it or them on account of the alleged loss, destruction or wrongful taking of the replaced certificate or the issuance of the new certificate;~~

~~(iii) payment of the expenses of the Trust and its agents incurred in connection with the issuance of the new certificate; and~~

~~(iv) compliance with such other reasonable requirements as may be imposed.~~

~~SECTION 8.3 TRANSFERS OF SHARES. Except as otherwise provided herein, Shares shall be transferable on the records of the Trust upon presentment to the Trust or a transfer agent of such evidence of the payment of transfer taxes and compliance with other provisions of law as the Trust or its transfer agent may require.~~

SECTION 7.2. ~~SECTION 8.4~~SHAREHOLDERS’~~’~~ DISCLOSURES; REDEMPTION OF SHARES. The Shareholders shall upon demand disclose to the Trust in writing such information with respect to direct and indirect ownership of the Shares as the Board of Trustees deems necessary to comply with the provisions of the Code and the regulations thereunder or to comply with the requirements of any other taxing authority, including the provisions relating to qualification of the Trust as a REIT. If the Board of Trustees shall at any time be of the opinion that direct or indirect ownership of Shares of the Trust has or may become concentrated to an extent which would prevent the Trust from qualifying as a REIT under the Real Estate Investment Trust Provisions of the Code, and whether or not any Shares are or may become Excess Shares under Article ~~XII~~X, the Board of Trustees shall have the power by lot or other means deemed equitable by them to prevent the transfer of Shares of the Trust and/or call for redemption a number of such Shares sufficient in the opinion of the Board of Trustees to maintain or bring the direct or indirect ownership of Shares of the Trust into conformity with the requirements for REITs. The redemption price shall be (i) the last reported sale price of the Shares on the last business day prior to the redemption date on the principal national securities exchange on which the Shares are listed or admitted to trading, or (ii) if the Shares are not so listed or admitted to trading, the average of the highest bid and lowest asked prices on such last business day as reported by the National Quotation Bureau Incorporated, the NASDAQ National Quotation System or a similar organization selected by the Trust for such purpose, or (iii) if not determinable as aforesaid, as determined in good faith by the Board of Trustees. From and after the date fixed for redemption by the Board of Trustees, the holder of any Shares so called for redemption shall cease to be entitled to dividends, distributions, voting rights and other benefits with respect to such Shares, except for the right to payment of the redemption price fixed as aforesaid. For the purpose of this Section ~~8.4,~~7.2, the term ~~“~~“ ownership~~”~~” of Shares shall be determined as provided in Section 544 of the Code or any successor provision.

SECTION 7.3. ~~SECTION 8.5~~ RIGHT TO REFUSE TO TRANSFER SHARES. Whenever it is deemed by them to be reasonably necessary to protect the tax status of the Trust, the Board of Trustees may require a statement or affidavit from each Shareholder or proposed transferee of Shares setting forth the number of Shares already owned by him and any related person specified in the form prescribed by the Board of Trustees for that purpose. If, in the opinion of the Board of Trustees, which shall be conclusive, any proposed transfer would jeopardize the status of the Trust as a REIT under the Real Estate Investment Trust Provisions of the Internal Revenue Code, whether or not any Shares are or may become Excess Shares under Article ~~XII~~X, the Trustees may refuse to permit such transfer. Any attempted transfer for which the Trustees have refused their permission shall be void and of no effect to transfer any legal or beneficial interest in the Shares. All contracts for the sale or other transfer of Shares shall be subject to this provision.

SECTION 7.4. ~~SECTION 8.6~~ LEGAL OWNERSHIP OF ASSETS OF THE TRUST. The legal ownership of the assets of the Trust and the right to conduct the business of the Trust are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than beneficial interest in the Trust conferred by their Shares issued hereunder and they shall have no right to compel any partition, division, dividend or distribution of the Trust or any of the assets of the Trust.

SECTION 7.5. ~~SECTION 8.7~~ SHARES DEEMED PERSONAL PROPERTY. The Shares shall be personal property and shall confer upon the holders thereof only the interest and rights specifically set forth in this Declaration of Trust. The death, insolvency or incapacity of a Shareholder shall not dissolve or terminate the Trust or affect its continuity nor give his legal representative any rights whatsoever, whether against or in respect of other Shareholders, the Trustees or the assets of the Trust or otherwise.

SECTION 7.6. ~~SECTION 8.8~~SHAREHOLDERS RECORD DATE. In order that the Trust may determine the Shareholders entitled to notice of or to vote at any meeting of Shareholders or any adjournment thereof, or to express consent to Trust action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Trustees may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting or other action. A determination of Shareholders of record entitled to notice of or to vote at a meeting of Shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Trustees may fix a new record date for the adjourned meeting.

SECTION 7.7 ~~SECTION 8.9~~DIVIDENDS. Subject to the provisions of this Declaration of Trust, the Board of Trustees may, out of funds legally available therefor, declare dividends, including deficiency dividends, if necessary, upon the Shares of the Trust as and when it deems expedient. Before declaring any dividends there may be set apart out of any funds of the Trust available for dividends, such sum or sums as the Board of Trustees, from time to time in its discretion, deems proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends or for such other purposes as the Trustees shall deem conducive to the interests of the Trust. The Board of Trustees may declare a consent dividend as long as the form of the actual and consent dividends for the taxable year do not constitute a preferential distribution.

~~SECTION 8.10 DISTRIBUTION REINVESTMENT PLAN. The Trustees may adopt a distribution reinvestment plan on such terms and conditions as shall be set forth in the Prospectus, which plan may be amended from time to time by the Trustees, provided, however, that such plan shall, at a minimum, provide for the following:~~

~~(a) All material information regarding the distribution to the Shareholder and the effect of reinvesting such distribution, including the tax consequences thereof, shall be provided to the Shareholder at least annually; and~~

~~(b) Each Shareholder participating in the Reinvestment Plan shall have a reasonable opportunity to withdraw from the Reinvestment Plan at least annually after receipt of the information required in subparagraph (a) above.~~

~~ARTICLE IX~~
~~MISCELLANEOUS~~

~~SECTION 9.1 SEAL. The trust seal shall be circular in form and shall contain the name of the Trust, the year of its creation and the words “TRUST SEAL MASSACHUSETTS.” Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.~~

~~SECTION 9.2 FISCAL YEAR. The fiscal year of the Trust shall be determined by resolution of the Board of Trustees.~~

~~SECTION 9.3 CHECKS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Trust shall be signed by such officer or officers, or agent or agents of the Trust, and in such manner, as shall be determined from time to time by resolution of the Board of Trustees.~~

~~SECTION 9.4 NOTICE AND WAIVER OF NOTICE. Whenever any notice is required by this Declaration of Trust to be given, except as otherwise set forth herein, personal notice is not meant unless expressly stated, and any notice so required shall be deemed to be sufficient if given by depositing the same in the United States mail, postage prepaid, addressed to the person entitled thereto at his address as it appears on the records of the Trust, and such notice shall be deemed to have been given on the day of such mailing. Shareholders not entitled to vote shall not be entitled to receive notice of any meetings or solicitation of Shareholder consent without a meeting except as otherwise provided by statute.~~

~~Whenever any notice is required to be given under the provisions of any law, or under the provisions of this Declaration of Trust, a waiver thereon in writing signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed proper notice.~~

~~SECTION 9.5 SUCCESSORS IN INTEREST. This Declaration of Trust shall be binding upon and inure to the benefit of the undersigned Trustees and their successors, assigns, heirs, distributees and legal~~

~~representatives, and every Shareholder and his successors, assigns, heirs, distributees and legal representatives.~~

~~SECTION 9.6 INSPECTION OF RECORDS. Inspection of books and records shall be permitted to the same extent as permitted under law applicable to shareholders of a corporation organized in the Commonwealth of Massachusetts, unless broader inspection rights have been granted to the Shareholders in Article III, Section 3.5, in which event the Shareholders shall be entitled to such broader inspection rights.~~

~~SECTION 9.7 SEVERABILITY. If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such jurisdiction and shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.~~

~~SECTION 9.8 APPLICABLE LAW. This Declaration has been executed, acknowledged and delivered by the Trustees with reference to the statutes and laws of the Commonwealth of Massachusetts, and the rights of all parties and the construction and effect of every provision hereof shall be subject to and construed according to the statutes and laws of said Commonwealth of Massachusetts.~~

~~ARTICLE X~~
ARTICLE VIII
DURATION, AMENDMENT
AND TERMINATION PROCEDURE

SECTION 8.1. ~~SECTION 10.1~~DURATION OF TRUST. Until the Trust terminates or is terminated as provided in Section ~~10.3~~8.3 below, the Trust shall continue in such manner that the Trustees shall have all the powers and discretion, express and implied, conferred upon them by law or by this Declaration of Trust.

SECTION 8.2. ~~SECTION 10.2~~AMENDMENT PROCEDURE. This Declaration of Trust may be amended by a majority of the Trustees, including a majority of the Independent Trustees, with the approval of the holders of a majority of the outstanding Shares entitled to vote, ~~except that the amendment of the provision regarding super-majority Shareholder approval of certain conversion (“roll-up”) transactions requires the vote of the holders of eighty percent (80%) of the outstanding Shares~~. Notwithstanding the foregoing, a majority of the Trustees, including a majority of the Independent Trustees, are authorized to alter or repeal any provision of this Declaration of Trust, without the consent of the Shareholders, (i) to the minimum extent necessary, based on an opinion of counsel, to comply with the requirements of the provisions of the Internal Revenue Code applicable to REITS, the regulations issued thereunder, and any ruling on or interpretation of the Internal Revenue Code or the regulations thereunder, (ii) to delete or add any provision of this Declaration of Trust required to be so deleted or added by the staff of the Securities and Exchange Commission or a state ~~“~~“blue sky~~”~~” commissioner or such similar official, which addition or deletion is deemed by such commissioner or official to be for the benefit or protection of Shareholders, or (iii) to clarify any ambiguities or correct any inconsistencies.

SECTION 8.3. ~~SECTION 10.3~~TERMINATION OF TRUST. ~~(a)~~(a) The Trust shall continue perpetually, unless earlier terminated at any time by the affirmative vote of holders of a majority of the outstanding Shares entitled to vote thereon and the affirmative vote of a majority of the Trustees. Upon the termination of the Trust:

(i) ~~(i)~~ The Trust shall carry on no business except for the purpose of winding up its affairs.

(ii) ~~(ii)~~The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining assets of the Trust to one or more Persons at public or private sale for consideration which may consist in whole or in part of cash, ~~s~~Securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business.

(iii) ~~(iii)~~After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees shall convert, to the extent possible, the remaining assets of the Trust to cash, and shall distribute such cash among the Shareholders according to their respective rights.

(b) After termination of the Trust and distribution to the Shareholders as herein provided, the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the facts of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders shall thereupon cease.

~~ARTICLE XI~~
ARTICLE IX
EXCULPATION AND
INDEMNIFICATION AND OTHER MATTERS

SECTION 9.1. ~~SECTION 11.1~~LIMITATION OF LIABILITY OF SHAREHOLDERS, TRUSTEES AND OFFICERS WHO ARE PERFORMING SERVICES ON BEHALF OF THE TRUST. The Trustees and officers, in incurring any debts, liabilities or obligations, or in taking or omitting any other actions for or in connection with the Trust are, and shall be deemed to be, acting as Trustees or officers of the Trust and not in their own individual capacities. No Trustee or officer shall, nor shall any Shareholders, be liable for any debt, claim, demand, judgment, decree, liability or obligation of any kind of, against or with respect to the Trust, arising out of any action taken or omitted for or on behalf of the Trust and the Trust shall be solely liable therefor and resort shall be had solely to the assets of the Trust for the payment or performance thereof. The Shareholders shall not be personally liable on account of any contractual obligation undertaken by the Trust. Each Shareholder shall be entitled to pro rata indemnity from the Trust estate if, contrary to the provision hereof, such Shareholder shall be held to any such personal liability. All contracts to which the Trust is a party shall include a provision that the Shareholders shall not be personally liable on such contract.

SECTION 9.2. ~~SECTION 11.2~~INDEMNIFICATION. ~~(a)~~(a) Subject to any limitations contained herein, the Trust shall indemnify and hold harmless the Trustees, the Advisor, and their Affiliates who are performing services on behalf of the Trust (all of the foregoing being referred to as ~~“~~“Indemnified Parties~~”~~” and each being referred to as an ~~“~~“Indemnified Party~~”~~”) against any and all losses, claims, demands, costs, damages, liabilities, joint and several, expenses of any nature (including attorneys~~’~~’ fees and disbursements), and other amounts paid and reasonably incurred by them in connection with or by reason of any act performed or omitted to be performed by them in connection with the operation or business of the Trust, provided, that, (i) the Trustee or Advisor has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Trust, (ii) such liability or loss was not the result of negligence or misconduct on the part of the Indemnified Party and (iii) such indemnification or agreement to be held harmless is recoverable only out of the assets of the Trust and not from the Shareholders.

The Trust shall not indemnify the Indemnified Parties for any liability imposed by judgment, and costs associated therewith, including attorneys’’ fees, arising from or out of a violation of state or federal securities laws. Notwithstanding anything to the contrary in the preceding paragraph, the Trust may indemnify the Indemnified Parties for settlements and related expenses of lawsuits alleging securities law vidolations, and for expenses incurred in successfully defending such lawsuits, only if: (a) a court either (i) approves the settlement and finds that indemnification of the settlement and related costs should be made, or (ii) approves indemnification of litigation costs if there has been a successful defense, or (b) there has been a dismissal with prejudice on the merits (without a settlement). Any person seeking indemnification shall apprise the court of the published position of the Securities and Exchange Commission, the Missouri Securities Division and the Tennessee Securities Division with respect to indemnification for securities law violations, before seeking court approval for indemnification.

(b) The indemnification provided by the provisions of this Article ~~XI~~IX shall continue for the period of time of service or for any matter arising out of the term of service as to an Indemnified Party and shall inure to the benefit of the heirs, executors and administrators of such a person.

(c) The Trust shall have the power to purchase and maintain insurance on behalf of any person who is or was an Indemnified Party who performs services on behalf of the Trust or is or was serving at the request of the Trust as a director, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise in which the Trust has an interest against any liability asserted against him or it and incurred by him or it in any such capacity, or arising out of his or its status as such; provided, however, that the Trust shall not incur the cost of any liability insurance which insures an Indemnified Party who performs services on behalf of the Trust or is or was serving at the request of the Trust as a director, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise in which the Trust has an interest against liability for which he or it could not be indemnified under this Article ~~XI~~IX.

(d) In the event a particular state holds a Shareholder personally liable for claims against the Trust (such as tort claims, contract claims where the underlying agreement does not specifically exclude Shareholder liability, claims for taxes and certain statutory liability), the Shareholder will, upon payment of any such liability, and in the absence of willful misconduct on his part, be entitled to reimbursement from the general assets of the Trust, to the extent such assets are sufficient to satisfy the claim.

(e) The provision of advances from the Trust to the Indemnified Parties for legal expenses and other costs incurred as a result of a legal action is permissible only if the following three conditions are satisfied:

(i) ~~(i)~~ the legal action relates to the performance of duties or services by the Indemnified Party on behalf of the Trust;

(ii) ~~(ii)~~the legal action is initiated by a third party who is not a Shareholder; and

(iii) ~~(iii)~~the Indemnified Party undertakes to repay the advanced funds to the Trust in cases in which such Indemnified Party would not be entitled to indemnification hereunder.

SECTION 9.3. ~~SECTION 11.3~~ RIGHT OF TRUSTEES AND OFFICERS TO OWN SHARES OR OTHER PROPERTY AND TO ENGAGE IN OTHER BUSINESS. Except as provided for in this Declaration Trust and the Bylaws, any Trustee or officer may acquire, own, hold and dispose of Shares in the Trust, for his individual account, and may exercise all rights of a Shareholder to the same extent and in the same manner as if he were not a Trustee or officer. Subject to ~~Article IV, Section 4.2(e)~~the provisions of the Bylaws, any Trustee or officer may have personal business interests and may engage in personal business activities, which interests and activities may include the acquisition, syndication, holding, management, operation or disposition, for his own account or for the account of others, of interests in real property or Persons engaged in the real estate business, even if the same directly compete with the actual business being conducted by the Trust; provided such interests or activities do not have a material adverse effect on the business of the Trust. Subject to the provisions of ~~Article IV, Section 4.8,~~the Bylaws, any Trustee or officer may be interested as trustee, officer, director, stockholder, partner, member, advisor or employee, or otherwise have a direct or indirect interest in any Person who may be engaged to render advice or services to the Trust, and may receive compensation from such Person as well as compensation as Trustee, officer or otherwise hereunder and no such activities shall be deemed to conflict with his duties and powers as Trustee or officer. Notwithstanding anything to the contrary contained in this Section ~~11.3,~~9.3, Independent Trustees shall at all times limit their activities so that they at all times satisfy the definition of Independent Trustees as set forth in Article II, Section 2.1 hereof.

~~ARTICLE XII~~
ARTICLE X
EXCESS SHARES

SECTION 10.1. ~~SECTION 12.1~~EXCESS SHARES. ~~(a)~~  (a) If, at any time, a Person (as defined in (c) below only for purposes of this Article ~~XII~~X) shall be or become an Owner (as defined in (c) below) of Shares of the Trust in excess of 9.8% of the outstanding Shares entitled to vote (the ~~“~~“Limit~~”~~”), those Shares of the Trust most recently acquired by such Person which are in excess of the Limit, including for this purpose Shares deemed owned through attribution, shall constitute ~~“~~“Excess Shares.~~”~~” Excess Shares shall have the following characteristics:

(i) ~~(i)~~holders of Excess Shares shall not be entitled to exercise any voting rights with respect to such Excess Shares;

(ii) ~~(ii)~~Excess Shares shall not be deemed to be outstanding for the purpose of determining a quorum at the annual meeting or any special meeting of Shareholders or for determining the number of outstanding Shares for purposes of determining a ~~“~~“majority of the outstanding Shares~~”~~” in connection with a Shareholders~~’~~’ vote without a meeting;

(iii) ~~(iii)~~any dividends or other distributions with respect to Excess Shares which would have been payable in respect of Shares had they not constituted ~~“~~“Excess Shares~~”~~” shall be accumulated by the Trust and deposited in a savings account in a New York bank (which may be the Trust~~’~~’s dividend disbursing agent) for the benefit of, and be payable to, the holder or holders of such Shares at such time as such Excess Shares shall cease to be Excess Shares; and

(iv) ~~(iv)~~Excess Shares shall be deemed to have been offered for sale to the Trust or its designee at their fair market value for a period of one hundred twenty (120) days from the date of (A) the transfer of Shares which made the Shares Excess Shares if the Trust has actual knowledge that such transfer creates Excess Shares or (B) if such transfer is not actually known to the Trust, the determination by the Trustees in good faith by resolution duly adopted that a transfer creating Excess Shares has taken place (the ~~“~~“Offer Period~~”~~”). Fair market value shall be determined as of the date of (A) or (B) above, and shall be the price as determined in good faith by the Trustees, provided, however, (1) if the Shares are listed on a national stock exchange, the fair market value shall be the closing price on that national stock exchange, or (2) if the Shares are not listed on a national stock exchange but publicly quoted on the National Quotation Bureau Incorporated~~’~~’s ~~“~~“pink sheets”” or the NASDAQ National Quotation System, then the fair market value shall be the closing bid price on the applicable system.

The Trust may accept the deemed offer for Excess Shares by mailing by registered mail (return receipt requested) a written notice to the record holder of Excess Shares at the address appearing on the Trust’’s stock transfer records stating the Trust~~’~~’s acceptance of the offer within the Offer Period. Payment for Excess Shares shall be made by the Trust by check, subject to collection, within 30 days after acknowledgment of receipt of the above~~-~~-described notice. After notice has been sent, Excess Shares shall have no further rights beyond the right to receive payment pursuant to this Paragraph.

(b) ~~(b)~~ Each Person who becomes the Owner of Excess Shares is obliged immediately to give or cause to be given written notice thereof to the Trust and to give to the Trust such other information as the Trust may reasonably require of such Person (i) with respect to identifying all Owners and amount of Ownership of its outstanding Shares held directly or by attribution by such Person, and (ii) such other information as may be necessary to determine the Trust~~’~~’s status under the Code.

(c) ~~(c)~~ For the purpose of determination to be made under this Article,

(i) ~~(i)~~ A Person shall be considered to ~~“~~“Own,~~”~~” be the ~~“~~“Owner~~”~~” or have ~~“~~“Ownership~~”~~” of Shares if he is treated as owner of such Shares for purposes of part 11, subchapter M of the Code, including the attribution of ownership provisions of Sections 542 and 544 of the Code, or if such Person would have beneficial ownership of such Shares as defined under Rule 13d~~-~~-3 of the Securities Exchange Act of 1934, as amended (the ~~“~~“Act~~”~~”) (all as in effect on the date of the formation of the Trust);

(ii) ~~(ii)“~~“Person~~”~~” includes an individual, corporation, partnership, estate, trust, association, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Act (as in effect on the date of the formation of the Trust); and

(iii) ~~(iii)~~In the case of an ambiguity in the application of any of the provisions of (i) and (ii) above, the Trustees shall have the power to determine for the purposes of this Article ~~XII~~X on the basis of information known to them (A) whether any person owns Shares, (B) whether any two or more individuals, corporations, partnerships, estates, trusts, associations or joint stock companies or other entities constitute a Person, and (C) whether any of the entities of (B) above constitute a group.

(d) ~~(d)~~ If any provision of this Article ~~XII~~X or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected.

(e) ~~(e)~~ Nothing contained in this Article ~~XII~~X shall limit the authority of the Trustees to take such other action as they deem necessary or advisable to protect the Trust and the interests of its Shareholders by preservation of the Trust~~’~~’s status as a REIT under the Code, including, without limitation, those provided in Sections ~~8.4~~7.4 and ~~8.5~~7.5 of Article VII~~I~~.

(f) ~~(f)~~ All references in this Declaration of Trust to the vote of Shares shall be deemed to include all Shares other than Excess Shares.

(g) ~~(g)~~ Excess Shares shall be deemed to be of a class separate from the class of Shares of beneficial interest provided in Article VII, Section 7.1 hereof, and upon any such Share of beneficial interest becoming an Excess Share, it shall be deemed to have been automatically converted into a Share of such class of Excess Shares; and upon a share ceasing to be held by a person in whose hands it is no longer deemed to be an Excess Share, such share shall be deemed to have been automatically converted into a share of class of Shares of beneficial interest described in Article VII, Section 7.1 hereof.

~~ARTICLE XIII~~
ARTICLE XI
CONVERSION TRANSACTIONS

SECTION 11.1 ~~SECTION 13.1~~APPROVAL OF CONVERSION TRANSACTIONS. Notwithstanding any provision to the contrary in this Declaration of Trust, and subject to the restrictions on Roll~~-~~-Ups described in Article XI~~V~~I, Section ~~14.3~~12.3 below, the approval of the holders of ~~eighty percent (80%)~~a majority of the Shares and the unanimous approval of the Independent Trustees shall be required for any exchange offer, merger, consolidation or similar transaction involving the Trust in which the Shareholders receive ~~s~~Securities in a surviving entity having substantially longer duration, materially different investment objectives and policies, or a management compensation structure that is anticipated to provide significantly greater management compensation, from that described in the Consent Statement, except for any such transaction affected because of changes in applicable law, or to preserve tax advantages for a majority in interest of the Shareholders.

~~ARTICLE XIV~~
ARTICLE XII
ROLL~~-~~-UPS

SECTION 12.1. ~~SECTION 14.1~~APPRAISALS. An appraisal of all the Trust~~’~~’s assets shall be obtained from a competent Independent Expert in connection with a proposed Roll~~-~~-Up.

If the appraisal will be included in a prospectus used to offer the ~~s~~Securities of a Roll~~-~~-Up Entity, the appraisal shall be filed with the Securities and Exchange Commission and the states as an exhibit to the registration statement for the offering of the Roll~~-~~-Up Entity~~’~~’s Shares. The issuer of the Roll~~-~~-Up Entity~~’~~’s Shares shall be subject to liability for violation of Section 11 of the Securities Act of 1933 and comparable provisions under state laws for any material misrepresentations or material omissions in the appraisal.

The Trust~~’~~’s assets shall be appraised on a consistent basis. The appraisal shall:

(a) ~~(a)~~ be based on an evaluation of all relevant information;

(b) ~~(b)~~ indicate the value of the Trust~~’~~’s assets as of a date immediately prior to the announcement of the proposed Roll~~-~~-Up; and

(c) ~~(c)~~ assume an orderly liquidation of the Trust~~’~~’s assets over a 12~~-~~-month period.

The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Trust and its Shareholders. A summary of the appraisal shall be included in a report to the Shareholders in connection with the proposed Roll~~-~~-Up.

SECTION 12.2 ~~SECTION 14.2~~SHAREHOLDER OPTIONS. The person sponsoring the Roll-Up shall offer to Shareholders who vote ~~“~~“no~~”~~” on the proposed Roll~~-~~-Up the choice of:

(a) ~~(a)~~ accepting the ~~s~~Securities of the Roll~~-~~-Up Entity offered in the proposed Roll-Up; or

(b) ~~(b)~~ one of the following choices:

(i) ~~(i)~~remaining as Shareholders of the Trust and preserving their interests therein on the same terms and conditions as existed previously; or

(ii) ~~(ii)~~receiving cash in an amount equal to the Shareholders~~’~~’ pro rata share of the appraised value of the Net Assets of the Trust.

SECTION 12.3 ~~SECTION 14.3~~RESTRICTIONS. The Trust shall not participate in any proposed Roll~~-~~-Up which would:

(a) ~~(a)~~ result in Shareholders having voting rights that are less than those provided in this Declaration of Trust;

(b) ~~(b)~~ result in the Shareholders having rights to receive reports that are less than those provided in ~~Article VII, Section 7.10 hereof;~~ the Declaration of Trust or the Bylaws;

(c) ~~(c)~~ include provisions which would operate to materially impede or frustrate the accumulation of shares by any purchaser of the ~~s~~Securities of the Roll~~-~~-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll~~-~~-Up Entity);

(d) ~~(d)~~ limit the ability of an investor to exercise the voting rights of its ~~s~~Securities in the Roll~~-~~-Up Entity on the basis of the number of the Trust~~’~~’s Shares held by that investor;

(e) ~~(e)~~ result in investors in the Roll~~-~~-Up Entity having rights of access to the records of the Roll~~-~~-Up Entity that are less than those provided in ~~Article III, Section 3.5 hereof; or~~ the Bylaws; or

(f) ~~(f)~~ place the cost of the transaction on the Trust if the Roll~~-~~-Up is not approved by the Shareholders; provided, however, that nothing shall be construed to prevent participation in any proposed Roll~~-~~-Up which would result in Shareholders having rights and restrictions comparable to those contained herein.

ARTICLE XIII
MISCELLANEOUS

SECTION 13.1 SUCCESSORS IN INTEREST. This Declaration of Trust shall be binding upon and inure to the benefit of the undersigned Trustees and their successors, assigns, heirs, distributees and legal representatives, and every Shareholder and his successors, assigns, heirs, distributees and legal representatives.

SECTION 13.2 INSPECTION OF RECORDS. Inspection of books and records shall be permitted to the same extent as permitted under law applicable to shareholders of a corporation organized in the Commonwealth of Massachusetts, unless broader inspection rights have been granted to the Shareholders pursuant to the terms of the Bylaws, in which event the Shareholders shall be entitled to such broader inspection rights.

SECTION 13.3 SEVERABILITY. If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such jurisdiction and shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

SECTION 13.4 APPLICABLE LAW. This Declaration of Trust has been executed, acknowledged and delivered by the Trustees with reference to the statutes and laws of the Commonwealth of Massachusetts, and the rights of all parties and the construction and effect of every provision hereof shall be subject to and construed according to the statutes and laws of said Commonwealth of Massachusetts.

IN WITNESS WHEREOF, the undersigned Trustees of AMERICAN MORTGAGE ~~INVESTORS TRUST~~ACCEPTANCE COMPANY, have signed this ~~Second~~Third Amended and Restated Declaration of Trust as Trustees as of ~~April 6, 1999,~~  , 2005, which date is the effective date of this ~~Second~~Third Amended and Restated Declaration of Trust.

~~Peter T. Allen~~
~~Arthur P. Fisch~~
~~J. Michael Fried~~

Appendix B

NOTE:

The following reflects what our Amended and Restated Bylaws would look like if all of our proposed changes were to be approved.

AMERICAN MORTGAGE ACCEPTANCE COMPANY
AMENDED AND RESTATED BYLAWS

ARTICLE I
DEFINITIONS

SECTION 1.1. Whenever used in these Bylaws, unless the context otherwise requires, the terms defined in this Article I shall have the following respective meanings:

(a)    Acquired Guaranteed Mortgage Certificate.    “Acquired Guaranteed Mortgage Certificate” shall mean any mortgage-backed security guaranteed by Fannie Mae or Freddie Mac which is backed by a conventional mortgage or mortgages and acquired by or on behalf of the Trust other than in connection with the origination of the underlying Mortgage or Mortgages.

(b)    Acquired Insured Mortgage.    “Acquired Insured Mortgage” shall mean any Mortgage which is a fully funded mortgage loan insured by FHA and acquired by or on behalf of the Trust as a whole loan or a beneficial interest or a participating interest therein or by a purchase of mortgage-backed Securities or pass-through certificates backed by indebtedness secured by FHA insured mortgage loans. Acquired Insured Mortgage shall not include Ginnie Mae mortgage-backed Securities or pass-through certificates backed by indebtedness secured by an Originated Insured Mortgage.

(c)    Acquired Mortgage.    “Acquired Mortgage” shall mean either an Acquired Insured Mortgage or an Acquired Guaranteed Mortgage Certificate.

(d)    Acquisition Fees.    “Acquisition Fees” shall mean the total of all fees and commissions, however designated, paid by any party in connection with the origination or acquisition of Mortgages and other Mortgage Investments by the Trust. Included in the computation of such fees or commissions shall be any real estate commission, selection fee, development fee, nonrecurring management fee, or any fee of a similar nature, however designated.

(e)    Additional Loan.    “Additional Loan” shall mean the non-interest bearing loan made to the developer or a sponsor of a Development (or the general partners or other principals of the owner of the Development) in connection with a Mortgage Loan.

(f)    Additional Mortgage Investments.    “Additional Mortgage Investments” shall mean all direct and indirect investments in real estate equity and debt, which investments shall include, without limitation, Uninsured Mortgage Loans, Construction Loans, Bridge Loans, Mezzanine Loans, Mortgage Derivatives and Subordinated Interests in CMBS.

(g)    Advisor.    “Advisor” shall mean the person(s) or entity responsible for directing or performing the day-to-day business affairs of the Trust, including a person or entity to which an Advisor subcontracts substantially all such functions.

(h)    Advisory Agreement.    “Advisory Agreement” shall mean the agreement between the Trust and the Advisor pursuant to which the Advisor will act as the investment advisor and administrator of the Trust.

(i)    Affiliate.    “Affiliate” shall mean (i) any Person directly or indirectly controlling, controlled by or under common control with another Person, (ii) any Person owning or controlling 10% or more of the outstanding voting Securities or beneficial interests of such other Person, (iii) any officer, director, trustee or general partner of such Person and (iv) if such other Person is an officer, director, trustee or partner of another entity, then the entity for which that Person acts in any such capacity.

(j)    Affiliated Programs.    “Affiliated Programs” shall mean Aegis Realty, Inc., Capital Mortgage Plus L.P., any similar programs organized by the Sponsor, any successors to such programs or a combination of such programs.

(k)    Asset Management Fee.    “Asset Management Fee” shall mean the Asset Management Fee payable to the Advisor under the provisions of the Advisory Agreement.

(l)    Average Invested Assets.    “Average Invested Assets” shall mean the average of the aggregate Book Value of the assets of the Trust for any period invested, directly or indirectly, in Mortgage Investments, before reserves for depreciation or bad debts or other similar non-cash reserves computed by taking the average of such values at the end of each month during such period.

(m)    Book Value.    “Book Value” shall mean the value of an asset or assets of the Trust on the books of the Trust before provision for amortization or depreciation, and before deducting any indebtedness or other liability in respect thereto, except that no asset shall be valued at more than its fair value as determined by the Board of Trustees.

(n)    Code.    “Code” shall mean the Internal Revenue Code of 1986, as amended, or corresponding provisions of subsequent revenue laws.

(o)    CMOs.    “CMOs” shall mean collateralized mortgage obligations.

(p)    Common Shares.    “Common Shares” shall mean any Shares classified or reclassified as such by the Trustees.

(q)    Competitive Commission.    “Competitive Commission” shall have the meaning ascribed to such term in Article VI, Section 6.6.

(r)    Consent Statement.    “Consent Statement” shall mean the Consent Statement sent to Shareholders dated February 11, 1999.

(s)    Debt Limitation.    “Debt Limitation” shall mean (i) 100% of Total Market Value (calculated at the time debt is incurred) with respect to Total Trust Indebtedness and (ii) 50% of Total Market Value (calculated at the time debt is incurred) with respect to Permanent Trust Indebtedness.

(t)    Declaration of Trust.    “Declaration of Trust” shall mean the Third Amended and Restated Declaration of Trust of the Trust.

(u)    Development.    “Development” shall mean a multi-family, primarily residential, rental project or health care facility.

(v)    Electronic Transmission.    “Electronic Transmission” shall have the meaning ascribed to such term in Section 2.3 hereof.

(w)    Excess Shares.    “Excess Shares” shall have the meaning ascribed to such term in the Declaration of Trust.

(x)    Fannie Mae.    “Fannie Mae” shall mean the Federal National Mortgage Association.

(y)    FHA.    “FHA” shall mean the Federal Housing Administration.

(z)    Freddie Mac.    “Freddie Mac” shall mean the Federal Home Loan Mortgage Corporation.

(aa)    Ginnie Mae.    “Ginnie Mae” shall mean the Government National Mortgage Association.

(bb)    HUD.    “HUD” shall mean the United States Department of Housing and Urban Development.

(cc)    Independent Expert.    “Independent Expert” shall mean a person with no current or prior business or personal relationship with the Advisor or the Trustees and who is engaged, to a substantial extent, in the business of rendering opinions regarding the value of assets of the type held by the Trust.

(dd)    Independent Trustees.    “Independent Trustees” shall mean the Trustees who (i) are not affiliated, directly or indirectly, with the Advisor, whether by ownership of, ownership interest in, employment by, any material business or professional relationship with, or service as an officer or director of the Advisor, or its Affiliates, (ii) do not serve as a director or trustee for more than three other REITs organized by the Sponsor, and (iii) perform no other services for the Trust except as Trustees. For this purpose, an indirect relationship shall include circumstances in which a member of the immediate family of a Trustee has one of the foregoing relationships with the Advisor or the Trust.

(ee)    Initial Investment.    “Initial Investment” shall mean the $200,000 investment in Shares which the Advisor has made pursuant to Article VI, Section 6.7 of this Declaration of Trust.

(ff)    IRS.    “IRS” shall mean the Internal Revenue Service of the United States of America.

(gg)    Mortgages.    “Mortgages” shall mean, in a broad sense, beneficial interests or participation interests in whole mortgages, mortgage certificates, mortgage-backed Securities, participation certificates backed by either a single mortgage or a pool of mortgages or interests in pass-through entities which, under the REIT Provisions of the Internal Revenue Code, would be considered to be qualifying real estate assets for purposes of the Trust’s qualification as a REIT (e.g., REMICs).

(hh)    Mortgage Investments.    “Mortgage Investments” shall mean, collectively, Original Mortgage Investments and Additional Mortgage Investments.

(ii)    Mortgage Loan.    “Mortgage Loan” shall mean the mortgage loan made to the entity which owns a Development.

(jj)    Mortgage Prepayments, Sales or Insurance.    “Mortgage Prepayments, Sales or Insurance” shall mean any Trust transaction (other than the receipt of base interest, Participating Interest Payments which were calculated on net cash flow or other measure of the net rentals or revenues from a Development, principal payments when due on a Mortgage or other Mortgage Investments, the issuance of Shares, and payments by a borrower to the Advisor or an Affiliate in respect of the Asset Management Fee in connection with a negotiated prepayment) including, without limitation, Participating Interest Payments calculated on the profits or proceeds realized upon the refinancing, sale or other disposition of a Development, prepayments, sales, exchanges, foreclosures, or other dispositions of Mortgages and other Mortgage Investments held by the Trust or the receipt of insurance proceeds from the FHA or of guarantee proceeds from Ginnie Mae, Fannie Mae or Freddie Mac or otherwise with respect to any Mortgage, or any other disposition of Trust assets.

(kk)    Net Assets or Net Asset Value.    “Net Assets” or “Net Asset Value” shall mean the Total Assets of the Trust (other than intangibles) at cost before deducting depreciation or other non-cash reserves less total liabilities of the Trust, calculated at least quarterly on a basis consistently applied.

(ll)    Net Income.    “Net Income” shall mean, for any period, total revenues applicable to such period, less the expenses applicable to such period other than additions to allowances or reserves for depreciation, amortization or bad debts or other similar non-cash reserves; provided, however, that Net Income shall not include the gain from Mortgage Prepayments, Sales or Insurance.

(mm)    Originated Guaranteed Mortgage Certificate.    “Originated Guaranteed Mortgage Certificate” shall mean any mortgage-backed security guaranteed by Fannie Mae or Freddie Mac which is backed by a conventional mortgage or mortgages originated by or on behalf of the Trust.

(nn)    Originated Insured Mortgage.    “Originated Insured Mortgage” shall mean a Mortgage originated by or on behalf of the Trust or by another lender and sold to the Trust prior to the time it has been fully funded, the principal of which (excluding Participating Interest Payments and any Additional Loan) is eligible for insurance by FHA and others under programs administered by HUD and shall also include Ginnie Mae mortgage-backed Securities and Ginnie Mae pass-through certificates backed by indebtedness secured by an Originated Insured Mortgage.

(oo)    Originated Mortgage.    “Originated Mortgage” shall mean either an Originated Insured Mortgage or an Originated Guaranteed Mortgage Certificate.

(pp)    Original Mortgage Investments.    “Original Mortgage Investments” shall mean the permanent investments of the Trust as described in the Prospectus, including investments in (i) Acquired Mortgages, (ii) Originated Mortgages, (iii) other types of Mortgages (including interests in pass-through entities such as regular interests in REMICs which, under the REIT Provisions of the Code, are considered to be qualifying real estate assets for purposes of the Trust’s qualification as a REIT), (iv) Additional Loans and (v) subject to restrictions imposed by certain provisions of the Code, CMOs collateralized by mortgages insured by FHA or mortgage certificates guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac.

(qq)    Participating Interest Payments.    “Participating Interest Payments” shall mean interest payments to be paid in connection with Originated Mortgages or Acquired Mortgages which payments are in addition to the base rate of interest on an Originated Mortgage or Acquired Mortgage and are calculated as a percentage of the cash flow, rentals, revenues and/or appreciation of the underlying project.

(rr)    Permanent Indebtedness.    “Permanent Indebtedness” shall mean all indebtedness of the Trust other than Working Capital Indebtedness, trade payables and subordinated Advisor fees.

(ss)    Person.    “Person” shall mean and include individuals, corporations, limited partnerships, general partnerships, limited liability companies, joint stock companies or associations, joint ventures, companies, trusts, banks, trust companies, land trusts, business trusts or other entities and governments and agencies and political subdivisions thereof.

(tt)    Preferred Shares.    “Preferred Shares” shall mean any Shares classified or reclassified as such by the Trustees.

(uu)    Prospectus.    “Prospectus” shall mean the final prospectus of the Trust in connection with the initial registration of Shares filed with the Securities and Exchange Commission on Form S-11, as amended.

(vv)    Real Estate Investment Trust (“REIT”) Provisions of the Internal Revenue Code.    “Real Estate Investment Trust Provisions of the Internal Revenue Code” shall mean part II, subchapter M, chapter 1 of the Code, as now enacted or hereafter amended, or successor statutes, other sections of the Code specifically applicable to REITs and regulations and rulings promulgated thereunder.

(ww)    Reinvestment Plan.    “Reinvestment Plan” shall mean the Trust’s dividend reinvestment plan pursuant to which Shareholders can elect to have their distributions reinvested in additional shares.

(xx)    REIT.    “REIT” shall mean a corporation or trust which qualifies as a real estate investment trust as defined in Sections 856 to 860 of the Code.

(yy)    REMIC.    “REMIC” shall mean a real estate mortgage investment conduit described in sections 860A through 860G of the Code.

(zz)    Securities.    “Securities” shall mean any instruments commonly known as “securities,” including stock, shares, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or any certificates of interest, shares or participations, or warrants, options or rights to subscribe to, purchase or acquire any of the foregoing.

(aaa)    Shareholder List.    “Shareholder List” shall have the meaning ascribed to such term in Section 2.5 hereof.

(bbb)    Shareholders.    “Shareholders” shall mean holders of the Shares.

(ccc)    Shares.    “Shares” shall mean the beneficial interests of a Shareholder in the Trust representing undivided beneficial interests in the assets of the Trust, which may be evidenced by certificates, including, without limitation, Common Shares and Preferred Shares.

(ddd)    Sponsor.    “Sponsor” shall mean any Person directly or indirectly instrumental in organizing, wholly or in part, the Trust or any Person who will manage or participate in the management of the Trust and any Affiliate of any such Person, but does not include (i) any person whose only relationship with the Trust is that of an independent asset manager and whose only compensation from the Trust is as such, and (ii) wholly independent third parties such as attorneys, accountants and underwriters whose only compensation from the Trust is for professional services.

(eee)    Total Assets of the Trust.    “Total Assets of the Trust” shall mean the value of all assets of the Trust as shown on the books of the Trust.

(fff)    Total Invested Assets.    “Total Invested Assets” shall mean the aggregate original amount invested in Mortgage Investments reduced, upon the receipt of sales proceeds, FHA or other insurance or guarantee proceeds or prepayments, by the original amount invested in the Mortgage Investment which is not reinvested, except that in the case of a partial payment, Total Invested Assets shall be reduced on a pro rata basis to the extent not reinvested.

(ggg)    Total Market Value.    “Total Market Value” shall mean the greater of (i) the sum of (x) the aggregate market value of the Trust’s outstanding Shares and (y) the Total Trust Indebtedness excluding unconsolidated subsidiaries and (ii) the aggregate value of the Trust’s assets as determined by the Advisor based upon third-party or management appraisals and other criteria as the Board of Trustees shall determine in its sole discretion.

(hhh)    Total Operating Expenses.    “Total Operating Expenses” shall mean all operating, general and administrative expenses of the Trust as determined by generally accepted accounting principles, exclusive of the expenses of raising capital, interest payments, taxes, non-cash expenditures (i.e., depreciation, amortization, bad debt reserve), costs related directly to a specific Mortgage Investment by the Trust, such as expenses for originating, acquiring, servicing or disposing of a Mortgage.

(iii)    Total Trust Indebtedness.    “Total Trust Indebtedness” shall mean, collectively, Permanent Indebtedness and Working Capital Indebtedness.

(jjj)    Trust.    “Trust” shall mean American Mortgage Acceptance Company.

(kkk)    Unimproved Real Property.    “Unimproved Real Property” shall mean property which has the following three characteristics: (1) the property was not acquired for the purpose of producing rental or other operating income, (2) there is no development or construction in process on such land, and (3) no development or construction on such land is planned in good faith to commence on such land within one year.

(lll)    Working Capital Indebtedness.    “Working Capital Indebtedness” shall mean indebtedness (i) which has a term of no longer than five years and is utilized by the Trust to acquire and originate Mortgage Investments which are intended to be pooled as part of an issuance of CMOs or pass-through certificates sponsored by the Trust or its subsidiaries, the proceeds of which will be used to repay such indebtedness, or (ii) used to pay distributions to Shareholders and operating expenses, including without limitation, fees to the Advisor.

ARTICLE II
MEETING OF SHAREHOLDERS

SECTION 2.1. ANNUAL MEETINGS. Annual meetings of Shareholders for the election of Trustees and for such other business as may be stated in the notice of the meeting shall be held at such place, either within or without the Commonwealth of Massachusetts, and at such time and date not less than thirty (30) days after delivery of the annual report, but in no event later than June 30 of each such year as the Board of Trustees, by resolution, shall determine.

SECTION 2.2. OTHER MEETINGS. Meetings of Shareholders for any purpose other than the election of Trustees may be held at such time and place, within or without the Commonwealth of Massachusetts, as shall be stated in the notice of the meeting.

SECTION 2.3. VOTING. Each Shareholder entitled to vote in accordance with the terms and provisions of the Declaration of Trust shall be entitled to one vote for each Share held by such Shareholder (i) at a meeting, in person, by written proxy or by a signed writing or consent directing the manner in which he desires that his vote be cast, which writing must be received by the Trustees prior to such meeting or (ii) without a meeting, by a signed writing or consent directing the manner in which he desires his vote to be cast, which writing must be received by the Trustees prior to the date upon which the votes of the Shareholders are to be counted. In connection with the foregoing, no proxy shall be voted after six months from its date unless such proxy is coupled with an interest sufficient in law to support an irrevocable power and provides for a longer period and except that the Board of Trustees may prohibit the holders of Excess Shares from voting the Excess Shares. Upon the demand of any Shareholder, the vote for Trustees and upon any question before a meeting, the vote shall be by ballot.

Any Shareholder’s proxy or other writing or consent to vote at a meeting of Shareholders may be transmitted by facsimile or other electronic means (including, without limitation, by telephone, email and internet) (collectively, “Electronic Transmission”), provided that such Electronic Transmission must either be set forth, be submitted with, or provide for, information from which the Trust or its agents can determine with reasonable certainty that the Electronic Transmission was authorized by the Shareholder.

SECTION 2.4. INSPECTORS OF ELECTION. The Board of Trustees, in advance of any Shareholders’ meeting or other Shareholder vote, may appoint one or more inspectors to act at the meeting, any adjournment thereof or in connection with any other Shareholder vote. If inspectors are not so appointed, the person presiding at a Shareholders’ meeting or the Chairman of the Board where there is no meeting, may, and on the request of any Shareholder entitled to vote in connection with a particular question, shall, appoint two inspectors. In case any person appointed fails to appear or act, the vacancy may be filled by appointment made by the Board of Trustees in the case of a meeting, in advance of the meeting or at that meeting by the person presiding thereat or, in the case of a vote without a meeting, in advance of counting the vote. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.

The inspectors shall determine the number of Shares outstanding and the voting power of each, the Shares represented at the meeting, if applicable, the existence of a quorum, if applicable, and the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all Shareholders. On request of the person presiding at the meeting, if applicable, or any Shareholder entitled to vote thereat or in connection with a particular solicitation, the inspectors shall make a report in writing of any challenge, question or matter determined by them and execute a certificate of any fact found by them. Any report or certificate made by them shall be prima facie evidence of the facts stated and of the vote as certified by them.

SECTION 2.5. ACCESS TO RECORDS. Any Shareholder and any designated representative thereof shall be permitted access to all records of the Trust at all reasonable times, and may inspect and copy any of them. Inspection of the Trust books and records by a state securities administrator shall be provided upon reasonable notice and during normal business hours. In addition, with respect to access to the list of Shareholders:

(a)    An alphabetical list of the names, addresses, and business telephone numbers of the Shareholders of the Trust along with the number of shares held by each of them (the “Shareholder List”) shall be maintained as a part of the books and records of the Trust and shall be available for inspection by any Shareholder or the Shareholder’s designated agent at the home office of the Trust at 625 Madison Avenue, New York, New York, 10022, or such other address as may be designated by the Trust, upon the request of the Shareholder;

(b)    The Shareholder List shall be updated at least quarterly to reflect changes in the information contained therein;

(c)    A copy of the Shareholder List shall be mailed to any Shareholder requesting the Shareholder List within ten days of the request. The copy of the Shareholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than 10-point type). A reasonable charge for copy work may be charged by the Trust;

(d)    The purposes for which a Shareholder may request a copy of the Shareholder List include, without limitation, matters relating to Shareholders’ voting rights under the Declaration of Trust, and the exercise of Shareholders’ rights under federal proxy laws; and

(e)    If the Advisor or the officers or Trustees of the Trust neglect or refuse to exhibit, produce, or mail a copy of the Shareholder List as requested, the Sponsor shall be liable to any Shareholder requesting the list for the costs, including attorney’s fees, incurred by that Shareholder for compelling the production of the Shareholder List, and for actual damages suffered by any Shareholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Shareholder List is to secure such list of Shareholders or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Shareholder relative to the affairs of the Trust. The Trust may require the Shareholder requesting the Shareholder List to represent that the list is not requested for a commercial purpose unrelated to the Shareholder’s interest in the Trust. The remedies provided hereunder to Shareholders requesting copies of the Shareholder List are in addition to, and shall not in any way limit, other remedies available to Shareholders under federal law, or the laws of any state.

Subject to the foregoing, with respect to certain solicitations made by the Trust, the Trust may, with the consent of the Shareholder, mail communications on behalf of any Shareholder at his expense who so requests in writing and is entitled to vote on the same subject matter as the Trust’s solicitation.

SECTION 2.6. QUORUM. Except as otherwise required by law or by the Declaration of Trust, the presence, in person or by proxy, of Shareholders holding a majority of the outstanding Shares of the Trust entitled to vote, shall constitute a quorum at all meetings of the Shareholders. In case a quorum shall not be present at any meeting, a majority in interest of the Shareholders entitled to vote thereat, present in person or by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite amount of Shares entitled to vote shall be present. At any such adjourned meeting at which the requisite amount of Shares entitled to vote shall be presented, any business may be transacted which might have been transacted at the meeting as originally noticed; but only those Shareholders entitled to vote at the meeting as originally noticed shall be entitled to vote at any adjournment or adjournments thereof.

SECTION 2.7. SPECIAL MEETINGS. Special meetings of the Shareholders may be called by the Chairman of the Board, by the President, by a majority of the Trustees or by a majority of the Independent Trustees, and shall be called by any officer of the Trust upon written request of Shareholders holding in the aggregate not less than 10% of the outstanding Shares of the Trust entitled to vote at such meeting. The call of a special meeting shall state the nature of the business to be transacted and that no other business shall be considered at such meeting.

Upon receipt of a written request either in person or by registered mail stating the purpose(s) of the meeting requested by Shareholders, the Trust shall provide all Shareholders, within ten (10) business days after receipt of said request, written notice (either in person or by mail) of a meeting and the purpose of such meeting to be held on a date not less than twenty (20) nor more than sixty (60) days after receipt of said request (or as soon thereafter as the applicable proxy rules may reasonably be complied with) for such meeting, at a time and place convenient to the Shareholders.

The place, date and time of, as well as the record date for determining the persons entitled to notice of and to vote at, any special meeting, including any special meeting to be called at the request of the holders of 10% or more of the Shares outstanding, shall be determined by the Board of Trustees; provided, however, in the case of a special meeting to be called at the request of the holders of 10% or more of the Shares outstanding, if the Board of Trustees declines or fails to make any such determination within ten business days of such request, then the officer calling such special meeting shall at the time of such call designate the place, date and time of such special meeting as well as the record date for determining persons entitled to notice of and to vote at such meeting.

SECTION 2.8. NOTICE OF ANNUAL AND SPECIAL MEETINGS CALLED BY CERTAIN OR ALL OF THE TRUSTEES AND SOLICITATION OF CONSENT WITHOUT MEETING. Written notice, stating the place, date and time of the annual meeting or a special meeting not called at the request of the Shareholders, and the general nature of the business to be considered in the case of an annual meeting, or the specific nature of the business to be considered in the case of a special meeting, shall be given to each Shareholder entitled to vote thereat at his address as it appears on the records of the Trust, not less than twenty (20) nor more than sixty (60) days before the date of such meeting. In the case of a Shareholder vote without a meeting, the date for responding to such solicitation and the counting of the votes in connection therewith must occur no later than sixty (60) days and no sooner than twenty (20) days after notice of such requested vote is given.

SECTION 2.9. BUSINESS TRANSACTED. No business other than that stated in the notice shall be transacted at any meeting without the unanimous consent of all the Shareholders entitled to vote thereat.

ARTICLE III
TRUSTEES

SECTION 3.1. NUMBER, TERM AND QUALIFICATIONS. The number of Trustees shall be as set forth in the Declaration of Trust. Unless otherwise fixed by the Board of Trustees or the Shareholders, the number of Trustees constituting the entire Board of Trustees shall be five (5).

A Trustee shall be an individual at least 21 years of age who is not under legal disability. A Trustee shall not be required to devote his full business time and effort to the Trust. A Trustee shall qualify as such when he has either signed the Declaration of Trust or agreed in writing to be bound by it. No bond shall be required to secure the performance of a Trustee unless the Trustees so provide or as required by law.

A Trustee must have at least three (3) years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage Mortgage Investments. At least one Independent Trustee must have at least three (3) years of relevant real estate experience.

Nominations for the election of Trustees may be made by the Board of Trustees or a committee appointed by the Board of Trustees or by any Shareholder entitled to vote in the election of Trustees generally. However, any Shareholder entitled to vote in the election of Trustees generally may nominate one or more persons for election as Trustees at a meeting only if written notice of such Shareholder’s intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Trust not later than (i) with respect to an election to be held at an annual meeting of Shareholders, ninety days prior to the anniversary date of the immediately preceding annual meeting, and (ii) with respect to an election to be held at a special meeting of Shareholders for the election of Trustees, the close of business on the tenth day following the date on which notice of such meeting is first given to Shareholders. Each such notice shall set forth: (a) the name and address of the Shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the Shareholder is a holder of record of Shares of the Trust entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the Shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Shareholder; (d) such other information regarding each nominee proposed by such Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Trustees; and (e) the consent of each nominee to serve as a Trustee of the Trust if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

SECTION 3.2. AUTHORITY OF TRUSTEES. The Trustees shall have the responsibilities and authority set forth in the Declaration of Trust.

(a)    Specific Powers.    Subject only to the express limitations contained in the Declaration of Trust and in addition to any powers and authorities conferred by the Declaration of Trust or which the Trustees may have by virtue of any present or future statute or rule of law, the Trustees without any action or consent by the Shareholders shall have and may exercise at any time and from time to time the following powers and authorities which may or may not be exercised by them in their sole judgment and discretion and in such manner and upon such terms and conditions as they may from time to time deem proper:

(i)    To retain, invest and reinvest the capital or other funds of the Trust (including, without limitation, repayments and disposition proceeds from sales of the Trust’s Mortgage Investments) in Mortgages and other Mortgage Investments without regard to whether any such Mortgages and other Mortgage Investments may mature before the possible termination of the Trust, and to possess and exercise all the rights, powers and privileges appertaining to the ownership of the Trust assets.

(ii)    For such consideration as they deem proper to invest in, purchase or otherwise acquire for cash or other property and hold for investment Mortgages secured by real property located in the United States, and, in connection with any such investment in Mortgages, acquire (i) the entire or any participating interest in rents, lease payments or other income from, or the entire or any participating interest in the profits from, or the entire or any participating interest in the equity or ownership of, real property; and (ii) such investments, either directly or, subject to Article V, Section 5.1, through joint ventures, partnerships, or other lawful combinations or associations.

(iii)    To sell, exchange, release, partition, assign, mortgage, pledge, hypothecate, grant security interests in, encumber, negotiate, convey, transfer or otherwise dispose of any and all of the assets of the Trust by deeds, trust deeds, assignments, bills of sale, transfers, leases, mortgages, financing statements, security agreements and other instruments for any of such purposes executed and delivered for and on behalf of the Trust or the Trustees by one or more of the Trustees or by a duly authorized officer, employee, agent or any nominee of the Trust.

(iv)    To issue authorized Shares or other Securities, all without the vote of or other action by the Shareholders, to such Persons for such cash, property or other consideration (including Securities issued or created by, or interests in any Person) at such time or times and on such terms as the Trustees may deem advisable and to purchase or otherwise acquire, hold, cancel, reissue, sell and transfer the Shares or any of such Securities.

(v)    To enter into contracts, obligations, and other agreements for a term extending beyond the term of office of the Trustees and beyond the possible termination of the Trust or for a lesser term.

(vi)    To, subject to Article V, Section 5.9, borrow money and give negotiable or non-negotiable instruments therefor; to enter into other obligations on behalf of the Trust; and to assign, convey, transfer, mortgage, subordinate, pledge, grant security interests in, encumber or hypothecate the assets of the Trust to secure any of the foregoing.

(vii)    To lend money, whether secured or unsecured.

(viii)    To create reserve funds for any purpose.

(ix)    To incur and pay out of the Trust assets any charges or expenses, and disburse any funds of the Trust, which charges, expenses or disbursements are, in the opinion of the Trustees, necessary for or incidental to or desirable for, and are incurred in connection with, the carrying out of any of the purposes of the Trust or the conducting of the business of the Trust, including without limitation taxes and other governmental levies, charges and assessments of whatever kind or nature, imposed upon or against the Trustees in connection with the Trust or upon or against the Trust assets or any part thereof, and for any of the purposes herein.

(x)    To deposit funds or Securities held by the Trust in banks, trust companies, savings and loan associations and other depositories, whether or not such deposits will draw interest, the same to be subject to withdrawal on such terms and in such manner and by such Person or Persons (including any one or more Trustees, officers, agents or representatives) as the Trustees may determine.

(xi)    To possess and exercise all the rights, powers and privileges appertaining to the ownership of all or any interests in, or mortgages or Securities issued or created by, any Person, forming part of the assets of the Trust, to the same extent that an individual might, and, without limiting the generality of the foregoing, to vote or give any consent, request or notice, or waive any notice, either in person or by proxy or power of attorney, with or without power of substitution, to one or more Persons, which proxies and powers of attorney may be for meetings or action generally or for any particular meeting or action, and may include the exercise of discretionary powers.

(xii)    To enter into joint ventures, general or limited partnerships and any other lawful combinations or associations with independent third parties or, subject to Article V, Section 5.1, with Affiliated Programs.

(xiii)    To elect, appoint, engage or employ such officers for the Trust as the Trustees may determine, who may be removed or discharged at the discretion of the Trustees, such officers to have such powers and duties, and to serve such terms and at such compensation, as may be prescribed by the Trustees; to engage or employ any Persons as agents, representatives, employees, or independent contractors (including, without limitation, real estate advisors, investment advisors, transfer agents, registrars, underwriters, accountants, attorneys at law, real estate agents, managers, appraisers, brokers, architects, engineers, construction managers, general contractors or otherwise) in one or more capacities, and to pay compensation from the Trust for services in as many capacities as such Person may be so engaged or employed; and, except as prohibited by law and subject to the supervision of the Trustees, to delegate any of the powers and duties of the Trustees to the Advisor.

(xiv)    To determine the proper accounting treatment for Trust income, loss and capital.

(xv)    To determine from time to time the value of all or any part of the Trust assets and of any Securities, assets, or other consideration to be furnished to or acquired by the Trust, and from time to time to revalue all or any part of the Trust assets in accordance with such appraisals or other information as are, in the Trustees’ sole judgment, necessary and/or satisfactory.

(xvi)    To collect, sue for, and receive all sums of money or other assets coming due to the Trust, and to engage in, intervene in, prosecute, join, defend, compound, compromise, abandon or adjust, by arbitration or otherwise, any actions, suits, proceedings, disputes, claims, controversies, demands or other litigation relating to the Trust, the assets of the Trust or the Trust’s affairs, to enter into agreements therefor, whether or not any suit is commenced or claim accrued or asserted and, in advance of any controversy, to enter into agreements regarding arbitration, adjudication or settlement thereof.

(xvii)    To renew, modify, release, compromise, extend, consolidate, or cancel, in whole or in part, any obligation to or of the Trust.

(xviii)    To purchase and pay for out of the Trust assets insurance contracts and policies insuring the Trust assets against any and all risks and insuring the Trust and/or any or all of the Trustees, the Shareholders, officers, employees, agents, investment advisors or independent contractors of the Trust against any and all claims and liabilities of every nature asserted by any Person arising by reason of any action alleged to have been taken or omitted by the Trust or by any such person as Trustee, Shareholder, officer, employee, agent, investment advisor or independent contractor; provided, however, that the Trustees may purchase and pay for out of Trust assets insurance contracts and policies insuring independent contractors or agents, only if such policies are customarily provided to independent contractors or agents providing the services being rendered in the locality where such services are being rendered; provided, further, that limitations on the acquisition of insurance contracts or policies shall not apply to the Advisor, unless otherwise restricted in the Declaration of Trust.

(xix)    To adopt a fiscal year for the Trust, and from time to time to change such fiscal year.

(xx)    To adopt and use a seal (but the use of a seal shall not be required for the execution of instruments or obligations of the Trust).

(xxi)    To make, perform, and carry out, or cancel and rescind, contracts of every kind for any lawful purpose without limit as to amount, with any Person, firm, trust, association, corporation, municipality, county, parish, state, territory, government or other municipal or governmental subdivisions. These contracts shall be for such duration and upon such terms as the Trustees in their sole discretion shall determine.

(xxii)    To renew, modify, extend, consolidate or cancel, in whole or in part, the Reinvestment Plan.

(xxiii)    To acquire real property (or an interest therein) in the event of a Mortgage foreclosure and perform all acts incidental to the ownership of real property including, without limitation, entering into leases for space located therein.

(xxiv)    To cause the Trust to repurchase Shares from time to time out of surplus funds of the Trust, if any, to further the business of the Trust;

(xxv)    To list the Shares on the American Stock Exchange or any other exchange or market;

(xxvi)    To, in connection with the leveraging of the Trust’s assets, cause the Trust to form and invest in subsidiaries and other investment vehicles and transfer any or all of the Trust’s assets to such entities; provided, however, that such entities shall be operated in a manner which is consistent with the provisions of this Trust Agreement;

(xxvii)    To adopt, implement and from time to time amend these Bylaws in manner consistent with the provisions of the Declaration of Trust; and

(xxviii)    To do all other such acts and things as are incident to the foregoing, and to exercise all powers which are necessary or useful to carry on the business of the Trust, to promote any of the purposes for which the Trust is formed, and to carry out the provisions of the Declaration of Trust and these Bylaws.

(b)    Additional Powers.    The Trustees shall additionally have and exercise all the powers conferred by the laws of Massachusetts upon business trusts or real estate investment trusts formed under such laws, insofar as such laws are not in conflict with the provisions of the Declaration of Trust or these Bylaws.

(c)    Business Opportunities With Affiliated Programs.    The Trustees (including the Independent Trustees) shall periodically monitor the allocation of Mortgage Investments among the Trust and the Affiliated Programs to insure that the allocation method described in the Prospectus is being applied fairly to the Trust.

(d)    Suitable Investment Opportunities.    Before any Trustee, including any Independent Trustee, may take advantage of an investment opportunity that is suitable for the Trust for their own account or present or recommend it to others, they shall present such investment opportunity to the Trust if (i) such opportunity is within the Trust’s investment objectives and policies, (ii) such opportunity is of a character which could be taken by the Trust, and (iii) the Trust has the financial resources to take advantage of such opportunity.

SECTION 3.3. RESIGNATIONS. Any Trustee or other officer may resign at any time. Such resignation shall be made in writing, and shall take effect at the time specified therein, and if no time is specified, at the time of its receipt by the Chairman of the Board or Secretary. The acceptance of a resignation shall not be necessary to make it effective.

SECTION 3.4. REMOVAL OF TRUSTEES. Any one or more of the Trustees may be removed, but only for cause, by action of a majority of the Board of Trustees or as set forth in the Declaration of Trust. A special meeting of the Shareholders for the purpose of removing a Trustee shall be called by an officer of the Trust in accordance with the provisions of Article III, Section 3.7.

SECTION 3.5. NEWLY CREATED TRUSTEESHIPS AND VACANCIES. Newly created trusteeships resulting from an increase in the number of Trustees or vacancies occurring in the Board of Trustees for any reason except the removal of Trustees by Shareholders may be filled by vote of a majority of the Trustees then in office, although less than a quorum exists. Vacancies occurring as a result of the removal of Trustees by Shareholders shall be filled as set forth in the Declaration of Trust. A Trustee elected to fill a vacancy shall be elected to hold office for the unexpired term of his predecessor. The Independent Trustees shall nominate replacements for vacancies among the Independent Trustees’ positions. Upon the resignation or removal of any Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the conveyance of any Trust property held in his name, shall account to the remaining Trustee or Trustees as they require for all property which he holds as Trustee and shall thereupon be discharged as Trustee. Upon the incapacity or death of any Trustee, his legal representative shall perform the acts set forth in the preceding sentence and the discharge mentioned therein shall run to such legal representative and to the incapacitated Trustee, or the estate of the deceased Trustee, as the case may be. Notwithstanding anything to the contrary contained in this Article III, Section 3.5, the filling of vacancies or newly created trusteeships on the Board of Trustees shall be subject to compliance with the requirements of Section 3.1 of this Article III and the Declaration of Trust.

SECTION 3.6. SUCCESSOR AND ADDITIONAL TRUSTEES. The right, title and interest of the Trustees in and to the assets of the Trust shall also vest in successor and additional Trustees upon their qualification, and they shall thereupon have all the rights and obligations of Trustees hereunder. Such right, title and interest shall vest in the Trustees whether or not conveyancing documents have been executed and delivered pursuant to Section 3.5 of this Article III or otherwise.

SECTION 3.7. ACTIONS BY TRUSTEES. The Trustees may act with or without a meeting. A quorum for all meetings of the Trustees shall be a majority of the number of incumbent Trustees, provided that at least a majority of such number are Independent Trustees. Unless specifically provided otherwise in the Declaration of Trust or these Bylaws, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present at such meeting if a quorum is present. Any agreement, deed, mortgage, lease or other instrument or writing executed by any one or more of the Trustees or by any one or more authorized persons shall be valid and binding upon the Trustees and upon the Trust when authorized by action of the Trustees.

SECTION 3.8. ACTION WITHOUT MEETING. Any action required or permitted to be taken at any meeting of the Board of Trustees may be taken without a meeting, provided prior to such action a written consent thereto is signed by a majority of the Board of Trustees, and provided, further, at least a majority of the consenting Trustees are Independent Trustees. Any such written consent shall be filed with the minutes of proceedings of the Trustees.

SECTION 3.9. COMPENSATION. Independent Trustees may receive fixed sums, Common Shares in the Trust or other compensation per year and/or per meeting and/or for any service or activity they perform or engage in as Trustees, as determined by resolution of the Board of Trustees. Additionally, Independent Trustees shall be reimbursed for travel expenses and other out-of-pocket disbursements incurred in connection with attending any meetings. Non-Independent Trustees shall not receive any compensation from the Trust. Nothing herein contained shall be construed to preclude any non-Independent Trustee from serving the Trust in any other capacity as an officer, agent or otherwise, and receiving compensation therefor. Independent Trustees shall not perform any services for the Trust except as Trustees.

SECTION 3.10. TELEPHONIC MEETING. All or any one or more Trustees may participate in a meeting of the Trustees or any committee thereof by means of conference telephone or similar communications equipment by means of which all participants can hear each other and participation in a meeting pursuant to such communication shall constitute presence in person at such meeting.

SECTION 3.11. EXECUTIVE COMMITTEE. The Trustees may appoint an executive committee from among their number consisting of three or more members, a majority of whom shall be Independent Trustees, which shall have such powers, duties and obligations as the Trustees may deem necessary and appropriate, including, without limitation, the power to conduct the business and affairs of the Trust during periods between meetings of the Trustees. The Executive Committee shall report its activities periodically to the Trustees.

ARTICLE IV
OFFICERS

SECTION 4.1. OFFICERS. The officers of the Trust may consist of a Chairman of the Board, a President, a Treasurer and a Secretary, and shall be elected by the Board of Trustees and shall hold office until their successors are elected and qualified. In addition, the Board of Trustees may elect one or more Vice-Presidents and such Assistant Secretaries and Assistant Treasurers as it may deem proper. None of the officers of the Trust need be Trustees. The officers shall be elected at the first meeting of the Board of Trustees after each annual meeting. More than one office may be held by the same person.

SECTION 4.2. OTHER OFFICERS AND AGENTS. The Board of Trustees may appoint such officers and agents as it may deem advisable, who shall hold their offices for such terms and shall exercise such power and perform such duties as shall be determined from time to time by the Board of Trustees.

SECTION 4.3. CHAIRMAN OF THE BOARD. The Chairman of the Board of Trustees, if one is elected, shall be the chief executive officer of the Trust and shall preside at all meetings of the Board of Trustees. He shall have and perform such other duties as from time to time may be assigned to him by the Board of Trustees.

SECTION 4.4. PRESIDENT. The President shall be the chief operating officer of the Trust and shall have the general powers and duties of supervision and management usually vested in the office of President of a corporation. He shall preside at all meetings of the Shareholders if present thereat, and in the absence or non-election of the Chairman of the Board, at all meetings of the Board of Trustees, and shall have general supervision, direction and control of the business of the Trust. Unless the Board of Trustees shall authorize the execution thereof in some other manner, he shall execute bonds, mortgages, and other contracts on behalf of the Trust, and shall cause the seal to be affixed to any instrument requiring it and when so affixed the seal shall be attested by the signature of the Secretary or the Treasurer or an Assistant Secretary or an Assistant Treasurer.

SECTION 4.5. VICE-PRESIDENT. Each Vice-President shall have such powers and shall perform such duties as shall be assigned to him by the Board of Trustees.

SECTION 4.6. TREASURER. The Treasurer shall have custody of the funds and Securities of the Trust and shall keep a full and accurate account of receipts and disbursements in books belonging to the Trust. He shall deposit all moneys and other valuables In the name and to the credit of the Trust in such depositories as may be designated by the Board of Trustees.

The Treasurer shall disburse the funds of the Trust as may be ordered by the Board of Trustees, the Chairman of the Board or the President, taking proper vouchers for such disbursements. He shall render to the President or Board of Trustees at the regular meetings of the Board of Trustees, or whenever they may request it, an account of all his transactions as Treasurer and of the financial condition of the Trust. If required by the Board of Trustees, he shall give the Trust a bond, at the Trust’s expense, for the faithful discharge of his duties in such amount and with such surety as the Board of Trustees shall prescribe.

SECTION 4.7. SECRETARY. The Secretary shall give, or cause to be given, notice of all meetings of Shareholders and Trustees; and all other notices required by law, these Bylaws or the Declaration of Trust, and in case of his absence or refusal or neglect to do so, any such notice may be given by any person thereunto directed by the Chairman of the Board, the President, or by the Trustees or Shareholders, upon whose requisition the meeting is called as provided in the Declaration of Trust and these Bylaws. He shall record all the proceedings of the meetings of the Trust and of Trustees in a book to be kept for that purpose. He shall keep in safe custody the seal of the Trust, and when authorized by the Board of Trustees, affix the same to any instrument requiring it, and when so affixed, it shall be attested by his signature or by the signature of any assistant secretary.

SECTION 4.8. ASSISTANT TREASURERS AND ASSISTANT SECRETARIES. Assistant Treasurers and Assistant Secretaries, if any, shall be elected and shall have such powers and shall perform such duties as shall be assigned to them, respectively, by the Board of Trustees.

ARTICLE V
INVESTMENT POLICY

SECTION 5.1. GENERAL STATEMENT OF POLICY. The Trust intends to invest in Mortgage Investments including: (i) Original Mortgage Investments and (ii) Additional Mortgage Investments. Additional Mortgage Investments (other than uninsured Mortgage Loans originated with the intent of later securitizing such Mortgage Loans) may not comprise, in the aggregate, more than 60% of the Mortgage Investments made by the Trust after the date the Proposals are adopted. The Trust will seek to obtain Originated Mortgages with Participating Interest Payments and, to a lesser extent, Acquired Mortgages with Participating Interest Payments. The Trust shall have the right to acquire or originate Mortgages without first obtaining a real property appraisal, unless a majority of the Independent Trustees determine that such an appraisal is necessary; if obtained, any real property appraisals will be maintained in the Trust’s books and records for at least five years. The foregoing investments are intended to be structured to comply with the Real Estate Investment Trust Provisions of the Code. In addition to the investments referred to above, the Trust may, in the discretion of the Board of Trustees or the Advisor, make the investments described in Section 5.2 below or such other investments that the Board of Trustees or the Advisor deem in good faith to be consistent with the investment objectives and policies of the Trust as set forth in the Consent Statement.

The Trust may make commitments to make investments consistent with the foregoing policies. The Trust may also participate in joint ventures in Mortgages with Affiliated Programs (subject to the terms of this Section 5.1) and in investments with other unaffiliated investors, including unaffiliated investors having investment policies similar to those of the Trust, on the same or different terms. The Advisor may act as advisor to other investors, including investors who have the same investment policies as the Trust.

The Independent Trustees shall review the investment policies of the Trust with sufficient frequency and at least annually to determine that the policies being followed by the Trust are in the best interests of its Shareholders. Such determination by the Independent Trustees and the basis therefor shall be recorded in the minutes of the meeting of Trustees.

The Trust may not enter into transactions with a Sponsor, the Advisor, a Trustee or an Affiliate thereof, except as (i) specified below or (ii) otherwise permitted by Sections 5.7 and 5.8 of this Article V.

The Trust may invest in a joint venture with an Affiliated Program provided (i) the Affiliated Program has similar investment objectives to those of the Trust, (ii) such joint venture is approved by a majority of the Trustees, including a majority of the Independent Trustees, not otherwise interested in such transaction, as being fair and reasonable to the Trust and (iii) the Trust’s participation in such joint venture is on substantially the same terms and conditions as those received by the other joint venturers. In the case of participation with Affiliated Programs, the cost of generating such investments will be shared ratably by the participating Affiliated Program and the Trust.

The Advisor or an Affiliate may purchase Mortgages or interests therein in its own name or in the name of a nominee, a trust or a corporate “nominee” or otherwise and hold title thereto for the purpose of facilitating the acquisition of such Mortgages by the Trust or any other purpose related to the business of the Trust; provided that in the event of the acquisition of such a Mortgage by the Trust from the Advisor or its Affiliates, (i) the purchase price paid by the Trust may not exceed the purchase price paid by the Advisor or its Affiliates, including expenses of acquisition, appropriately reduced (a) to reflect the results of any interest rate hedges placed by the Advisor or its Affiliates on such Mortgages up to the date of acquisition by the Trust, (b) by any mortgage payments received or accrued to the date of acquisition by the Trust to the extent not paid over to the Trust and (c) by all closing costs and Acquisition Fees paid by the Trust and (ii) no compensation or other benefit may accrue to the Advisor or its Affiliates except as otherwise permitted herein and except that they may be reimbursed for the costs incurred to carry the Mortgage (which could include the transactional costs associated with interest rate hedges on such Mortgages including, but not limited to, commodity brokerage commissions, exchange fees, etc.). If the Advisor or an Affiliate has borrowed the funds to make or acquire such Mortgage, the carrying costs payable by the Trust shall include the lesser of interest at the rate charged or the rate which would have been charged for a comparable loan by an unrelated lending institution; if the Advisor or such Affiliate has used its own funds to finance the Mortgage, the carrying costs payable by the Trust shall include interest at a rate not in excess of that which would have been charged by an unrelated lending institution to the Advisor or such Affiliate for short-term borrowings. The Advisor or an Affiliate may purchase other Mortgage Investments upon similar terms and conditions.

The general purpose of the Trust is to acquire assets and to seek income which qualifies under the Real Estate Investment Trust (“REIT”) Provisions of the Code. The Board of Trustees shall endeavor to make Mortgage Investments (including investments yielding “qualified temporary investment income” within the meaning of Section 856(c)(6)(D) of the Code) in such a manner as to comply with the requirements of the REIT Provisions of the Code with respect to the composition of the Trust’s investments and the derivation of its income; provided, however, that for a period of time during which the portfolio of investments is being developed, the Trust’s assets may be invested in investments with income which does not qualify under the REIT Provisions of the Code; and provided further, however, that up to seven percent of the Trust’s assets may be invested in Additional Loans, which are unsecured loans and which therefore do not qualify as real estate assets under the REIT provisions of the Code.

The investment objectives of the Trust are to: (i) preserve and protect the Trust’s invested capital, by investing principally in Mortgage Investments (ii) provide quarterly distributions which may be increased over time as a result of Participating Interest Payments, when obtainable, on Originated Mortgages, based on the cash flow or revenues of the underlying Development; and (iii) provide appreciation by investing in Acquired Mortgages which present the possibility of early disposition or prepayment and investing in Originated Mortgages and, to a lesser extent, Acquired Mortgages which may generate Participating Interest Payments, when obtainable, based on the increased value of the underlying Development upon its refinancing, sale or other disposition.

SECTION 5.2. SPECIFIC INVESTMENTS. In addition to Mortgage Investments, the Trust may invest (through a cash management account maintained at a trust company or otherwise) its assets in investments such as: (a) Securities issued, insured or guaranteed by the United States government or government agencies, (b) savings accounts, (c) certificates of deposit, (d) bank money market accounts, (e) bankers’ acceptances or commercial paper rated A-1 or better by Moody’s Investors Service, Inc., (f) money market funds (including money market funds sponsored by the Sponsor or its Affiliates) having assets in excess of $50 million, (g) other short-term highly liquid investments with banks having a net worth of at least $50 million, (h) investments which yield “qualified temporary investment income” within the meaning of Section 856(c)(6)(D) of the Code, and (i) any combination of the foregoing investments.

SECTION 5.3. REAL PROPERTY. To the extent the Trust invests in real property, a majority of the Trustees shall determine the consideration paid for such real property, based on the fair market value of the property. If a majority of the Independent Trustees determine, or if the real property is acquired from the Advisor, a Trustee, the Sponsors, or Affiliates thereof, such fair market value shall be determined by a qualified independent real estate appraiser selected by the Independent Trustees.

SECTION 5.4. RESERVES. The Trust may retain, as a permanent reserve, any amounts which the Board of Trustees deems reasonable, in cash and in the types of investments described above in Section 5.2 of this Article.

SECTION 5.5. CHANGES IN INVESTMENT POLICIES AND OBJECTIVES. Subject to the investment restrictions in Section 5.6 and 5.7 of this Article, a majority of the Independent Trustees may alter any or all the above-described investment policies if they determine such change to be in the best interests of the Trust. Subject to the preceding terms, the Board of Trustees shall endeavor to invest the Trust’s assets in accordance with the investment policies set forth in this Article.

SECTION 5.6. UNINVESTED ASSETS. To the extent that the Trust has assets not otherwise invested in accordance with Section 5.1 of this Article, the Board of Trustees may invest such assets in the types of investments in which the Trust is permitted to invest pursuant to Section 5.2 of this Article.

SECTION 5.7. RESTRICTIONS. The Board of Trustees shall not:

(a)    invest in any foreign currency or bullion;

(b)    invest in commodities or commodities futures contracts other than interest rate futures, when used solely for hedging purposes;

(c)    invest in real estate contracts of sale, unless such contracts of sale are in recordable form and are appropriately recorded in the chain of title and unless such investment is held as security for Mortgages made or acquired by the Trust;

(d)    engage in any short sale;

(e)    invest in any security in any entity holding investments or engaging in activities prohibited by the Declaration of Trust and these Bylaws;

(f)    issue “redeemable equity securities” (as defined in Section 2(a)(32) of the Investment Company Act of 1940), “face amount certificates of the installment type” as defined in Section 2(a)(15) thereof, or “periodic payment plan certificates” as defined in Section 2(a)(27) thereof;

(g)    invest more than 10% of its total assets in Unimproved Real Property or mortgage loans on Unimproved Real Property;

(h)    issue options or warrants to purchase its Shares to any Person unless (i) the exercise price equals or exceeds the fair market value of the Shares on the date of grant and (ii) the consideration received (which may include services), in the judgment of the Independent Trustees, has a market value equal or exceeding the value of such options or warrants on the date of grant;

(i)    issue options or warrants to purchase its Shares to the Advisor, a Trustee, a Sponsor or an Affiliate thereof, unless such options or warrants (i) are issued on the same terms as such options or warrants are sold to the general public, (ii) do not exceed an amount equal to 10% of the outstanding Shares of the Trust on the date of grant or (iii) issued pursuant to a plan approved by the Shareholders;

(j)    commingle the Trust funds with those of any other person or entity, except that the use of a zero balance or clearing account shall not constitute a commingling of Trust funds and that funds of the Trust and funds of other entities sponsored by a Sponsor or its Affiliates may be held in an account or accounts established and maintained for the purpose of making computerized disbursements and/or short-term investments provided the Trust funds are protected from claims of such other entities and creditors of such other entities;

(k)    except for investments permitted by the Consent Statement, invest in the equity Securities of any non-governmental issuer, including other REITs or limited partnerships for a period in excess of 18 months; and provided, further, that all joint ventures with affiliates of the Advisor, a Trustee, a Sponsor or Affiliate thereof must comply with the provisions of Section 5.1 of this Article V;

(l)    make or invest in any mortgage loans that are subordinate to any mortgage or equity interest of the Advisor, Sponsor, a Trustee or Affiliates thereof; provided, however, that the foregoing shall not prohibit loans to subsidiaries of the Trust; or

(m)    sell property to the Sponsor, the Advisor, a Trustee or Affiliate thereof, except in connection with a joint venture with an Affiliated Program permitted under Article V, Section 5.1 if the Trust is required to grant the Affiliated Program a right of first refusal.

SECTION 5.8. TRANSACTIONS BETWEEN THE TRUST AND AFFILIATED PERSONS. Except for joint ventures with Affiliated Programs as provided for in Article V, Section 5.1, or advisory arrangements with the Advisor as provided for in Article VI of the Declaration of Trust, any transaction between the Trust and a Sponsor, the Advisor, a Trustee or Affiliates thereof shall require approval by a majority of the Trustees, including a majority of the Independent Trustees, not otherwise interested in such transaction, as being fair and reasonable to the Trust and on terms and conditions not less favorable to the Trust than those available from unaffiliated third parties.

In the absence of fraud, no contract, act or other transaction between the Trust and any other Person, or in which the Trust is interested, that is described in the preceding paragraph, shall be invalid, void or voidable even though (a) one or more of the Trustees or officers are directly or indirectly interested in, or connected with, or are trustees, partners, directors, officers or retired officers of such other Person, or (b) one or more of the Trustees or officers of the Trust, individually or jointly with others, is a party or are parties to or directly or indirectly interested in, or connected with, such contract, act or transaction.

SECTION 5.9. TRUST’S RIGHT TO BORROW FUNDS. The Trust is authorized to incur indebtedness up to the Debt Limitation.

The Trust shall not borrow funds from the Sponsor, the Advisor, a Trustee or Affiliate thereof unless a majority of the Trustees, including a majority of the Independent Trustees, not otherwise interested in such transaction approve the transaction as being fair and reasonable and no less favorable to the Trust than loans between unaffiliated lenders and borrowers under the same circumstances.

ARTICLE VI
ADVISOR

SECTION 6.1. EMPLOYMENT. The Board of Trustees may retain an Advisor in accordance with the provisions of the Declaration of Trust and these Bylaws.

SECTION 6.2. TERM. The Board of Trustees shall not enter into any Advisory Agreement with the Advisor unless such contract has a term of no more than one year. It shall be the duty of the Board of Trustees to evaluate the performance of the Advisor before entering into or renewing any Advisory Agreement with the Advisor. The criteria used by the Board of Trustees in its evaluation of the Advisor shall be reflected in the minutes of the meeting of Trustees. The Advisory Agreement with the Advisor shall be terminable (i) without cause by the Advisor or (ii) with or without cause by a majority of the Independent Trustees, each without penalty, and each upon 60 days’ prior written notice to the non-terminating party. In the event of the termination of the Advisory Agreement with the Advisor, the Advisor will cooperate with the Trust and take all reasonable steps requested to assist the Board of Trustees in making an orderly transition of the advisory function. The Trustees shall determine that any successor Advisor possesses sufficient qualifications (a) to perform the advisory function for the Trust and (b) to justify the compensation provided for in its Advisory Agreement.

SECTION 6.3. COMPENSATION. The Independent Trustees shall determine from time to time but at least annually that the compensation which the Trust contracts to pay to the Advisor is reasonable in relation to the nature and quality of the services performed and that such compensation is within the limits prescribed by the NASAA Statement of Policy regarding Real Estate Investment Trusts in effect on the effective date of the Prospectus. Each determination made by the Independent Trustees concerning the reasonableness of the compensation paid to the Advisor shall be recorded in the minutes of the meeting of Trustees and shall be based on the factors set forth below and such other factors as the Independent Trustees deem relevant:

(a)    the size of the advisory fee in relation to the size, composition and profitability of the portfolio of the Trust;

(b)    the success of the Advisor in generating opportunities that meet the investment objectives of the Trust;

(c)    the rates charged to other REITs and to investors other than REITs by advisors performing similar services;

(d)    additional revenues realized by the Advisor and its Affiliates through their relationship with the Trust, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Trust or by others with whom the Trust does business;

(e)    the quality and extent of service and advice furnished by the Advisor;

(f)    the performance of the investment portfolio of the Trust, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations; and

(g)    the quality of the portfolio of the Trust in relationship to the investments generated by the Advisor for its own account.

The Independent Trustees shall review the performance of the Advisor and the compensation paid to it by the Trust to determine that the provisions of the contract with the Advisor are being carried out. The compensation that any Advisor employed by the Trust shall be entitled to receive for serving as investment advisor shall consist of the Asset Management Fee, payable as set forth in the Advisory Agreement. The Advisor shall also be entitled to receive reimbursement for all operating expenses described in Section 6.5 of this Article. The Advisor shall also receive from the Trust, for services rendered to the Trust, the additional compensation set forth in the Advisory Agreement, which compensation shall include, but shall not be limited to, acquisition fees, property management fees, mortgage servicing fees, incentive fees and Shares.

In the case of multiple Advisors, incentive fees paid to such Advisors and Affiliates thereof shall be distributed by a proportional method reasonably designed to reflect the value added to the Trust’s assets by each respective Advisor or Affiliate.

The Independent Trustees shall determine from time to time but at least annually that the total fees and expenses of the Trust are reasonable in light of the investment experience of the Trust, its Net Asset Value, its Net Income, and the fees and expenses of other comparable advisors in real estate. Each such determination shall be recorded in the minutes of the meeting of Trustees.

SECTION 6.4. OTHER ACTIVITIES OF ADVISOR. The Advisor shall not be required to administer the investment activities of the Trust as its sole and exclusive function. The Advisor may have other business interests and may engage in other activities similar or in addition to those relating to the Trust, including the rendering of services and advice to other Persons (including REITS) and the management of other investments (including investments of the Advisor and its Affiliates). The Board of Trustees may request the Advisor to engage in other activities which complement the Trust’s investments and to provide services requested by the borrowers or prospective borrowers from the Trust, and the Advisor may receive compensation or commissions therefor from the Trust or other Persons.

The Advisor shall seek out and present to the Trust whether through its own efforts, or those of third parties retained by it, investment opportunities consistent with the investment policies and objectives of the Trust and such investment policies as the Trustees may adopt from time to time. Except for the allocation of investment opportunities between the Trust and the Affiliated Programs as set forth in the Prospectus, the Advisor shall be obligated to present an investment opportunity to the Trust if (i) such opportunity is of a character which could be taken by the Trust, (ii) such opportunity is compatible with the Trust’s investment objectives and policies and (iii) the Trust has the financial resources to take advantage of such opportunity before the Advisor may take advantage of such opportunity for its own account or present or recommend it to others. Subject to the limitations contained in this Paragraph, the Advisor shall be protected in taking for its own account or recommending to others any such particular investment opportunity.

SECTION 6.5. LIMITATION ON TOTAL OPERATING EXPENSES. The annual Total Operating Expenses of the Trust may not exceed the greater of: (i) 2% of the Average Invested Assets of the Trust or (ii) 25% of the Trust’s Net Income. The Independent Trustees have the fiduciary responsibility of limiting the Trust’s annual Total Operating Expenses to amounts that do not exceed the limitations described above. The Independent Trustees may, however, determine that a higher level of Total Operating Expenses is justified for such period because of unusual or non-recurring expenses. Any such finding by the Independent Trustees and the reasons in support thereof shall be recorded in the minutes of the meeting of Trustees. Within 60 days after the end of any fiscal quarter of the Trust for which Total Operating Expenses (for the 12 months then ended) exceed 2% of the Average Invested Assets of the Trust or 25% of the Trust’s Net Income, whichever is greater, the Trust will send to Shareholders a written disclosure of such fact. If the Independent Trustees determine that such higher Total Operating Expenses are justified, such disclosure will also contain an explanation of the Independent Trustees’ conclusion. In the event the Independent Trustees do not determine that such excess expenses are justified, the Advisor will reimburse the Trust for the excess amount within 60 days after the end of such period.

SECTION 6.6. LIMITATION ON REAL ESTATE COMMISSIONS. If the Trust forecloses on a property servicing a Mortgage and sells such property, the Trust may pay real estate brokerage fees which are reasonable, customary and competitive, taking into consideration the size, type and location of the property (“Competitive

Commission”), which shall not in the aggregate exceed the lesser of the Competitive Commission or an amount equal to 6% of the gross sales price of the property. The amount of such fees payable to the Advisor, a Trustee, a Sponsor or an Affiliate thereof shall not exceed the lesser of (i) one-half of the Competitive Commission or (ii) three percent of the gross sales price of a property and shall be paid only if such person provides a substantial amount of services in the sales effort.

SECTION 6.7. INITIAL INVESTMENT BY AFFILIATES OF THE ADVISOR. Prior to the initial public offering of Shares pursuant to the Prospectus, the Advisor made an Initial Investment of $200,000 in the Trust by acquiring 10,000 Common Shares. The Advisor may only sell Common Shares represented by this Initial Investment through the market on which the Common Shares are normally traded.

ARTICLE VII
SHARES AND SHAREHOLDERS

SECTION 7.1. CERTIFICATES; SHARE LEDGER. The ownership of Shares shall be recorded on the books of the Trust or of a transfer or similar agent for the Trust. Certificates evidencing the Shares shall be issued to Shareholders within a reasonable time after a written request for such certificate is received by the Trust. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, including requiring the Shareholder requesting such issuance to pay the reasonable expenses incurred in connection therewith, the use of facsimile signatures, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent shall be conclusive as to who are the Shareholders and as to the number of Shares of the Trust held from time to time by each such Shareholder.

No certificates for Shares shall be issued in place of any certificate alleged to have been lost, destroyed or wrongfully taken, except, if and to the extent required by the Board of Trustees, upon:

(i)    production of evidence of loss, destruction or wrongful taking;

(ii)    delivery of a bond indemnifying the Trust and its agents against any claim that may be made against it or them on account of the alleged loss, destruction or wrongful taking of the replaced certificate or the issuance of the new certificate;

(iii)    payment of the expenses of the Trust and its agents incurred in connection with the issuance of the new certificate; and

(iv)    compliance with such other reasonable requirements as may be imposed.

SECTION 7.2. TRANSFERS OF SHARES. Except as otherwise provided in the Declaration of Trust, Shares shall be transferable on the records of the Trust upon presentment to the Trust or a transfer agent of such evidence of the payment of transfer taxes and compliance with other provisions of law as the Trust or its transfer agent may require.

SECTION 7.3. DISTRIBUTION REINVESTMENT PLAN. The Trustees may adopt a distribution reinvestment plan on such terms and conditions they shall approve, which plan may be amended from time to time by the Trustees, provided, however, that such plan shall, at a minimum, provide for the following:

(a)    All material information regarding the distribution to the Shareholder and the effect of reinvesting such distribution, including the tax consequences thereof, shall be provided to the Shareholder at least annually; and

(b)    Each Shareholder participating in the Reinvestment Plan shall have a reasonable opportunity to withdraw from the Reinvestment Plan at least annually after receipt of the information required in subparagraph (a) above.

SECTION 7.4. REPORTS. The Trust will mail or deliver, within 120 days after the end of each fiscal year, to Shareholders as of a record date after the end of the Trust’s fiscal year and each other Person who becomes a Shareholder between such record date and the date of mailing or delivery, an annual report of the affairs of the Trust, including annual financial statements of the Trust (balance sheet, statement of income or loss, statement of Shareholders’ equity, and statement of cash flows) accompanied by a report containing an opinion of independent certified public accountants. Such information will be prepared on an accrual basis in accordance with generally accepted accounting principles. The Trust shall also include in its annual report (i) the ratio of the costs of raising capital during the period to the capital raised, (ii) full disclosure of all material terms, factors and circumstances describing any and all transactions with the Advisor, a Trustee, a Sponsor or Affiliates thereof and of fees, commissions, compensation and other benefits paid or accrued to the Advisor, a Trustee, a Sponsor or Affiliates thereof for the fiscal year completed, showing the aggregate amount paid or accrued to each recipient and the services performed for such year (including fees or charges paid or accrued to the Advisor, a Trustee, the Sponsor or Affiliates thereof by third parties doing business with the Trust) and (iii) a statement on distributions to the Shareholders and their sources. The Independent Trustees shall have the duty to examine and comment in the annual report on the fairness of any such transactions with the Advisor, a Trustee, the Sponsor or Affiliates thereof. The Trustees, including the Independent Trustees, shall take reasonable steps to insure that the requirements of this Section 5.9 are satisfied on a timely basis.

ARTICLE VIII
AMENDMENT OF BYLAWS

The Board of Trustees shall have the exclusive power to adopt, alter or repeal any provision of these Bylaws and to make new Bylaws.

ARTICLE IX
MISCELLANEOUS

SECTION 9.1. SEAL. The trust seal shall be circular in form and shall contain the name of the Trust, the year of its creation and the words “TRUST SEAL MASSACHUSETTS.” Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

SECTION 9.2. FISCAL YEAR. The fiscal year of the Trust shall be determined by resolution of the Board of Trustees.

SECTION 9.3. CHECKS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Trust shall be signed by such officer or officers, or agent or agents of the Trust, and in such manner, as shall be determined from time to time by resolution of the Board of Trustees.

SECTION 9.4. NOTICE AND WAIVER OF NOTICE. Whenever any notice is required by the Declaration of Trust or these Bylaws to be given, except as otherwise set forth herein or the Declaration of Trust, personal notice is not meant unless expressly stated, and any notice so required shall be deemed to be sufficient if given by depositing the same in the United States mail, postage prepaid, addressed to the person entitled thereto at his address as it appears on the records of the Trust, and such notice shall be deemed to have been given on the day of such mailing. Shareholders not entitled to vote shall not be entitled to receive notice of any meetings or solicitation of Shareholder consent without a meeting except as otherwise provided by statute.

Whenever any notice is required to be given under the provisions of any law, or under the provisions of the Declaration of Trust or these Bylaws, a waiver thereon in writing signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed proper notice.

SECTION 9.5. SUCCESSORS IN INTEREST. These Bylaws shall be binding upon and inure to the benefit of the undersigned Trustees and their successors, assigns, heirs, distributees and legal representatives, and every Shareholder and his successors, assigns, heirs, distributees and legal representatives.

SECTION 9.6. SEVERABILITY. If any provision of these Bylaws shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such jurisdiction and shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of these Bylaws in any jurisdiction.

Appendix C

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF TRUSTEES

I.	PURPOSE

The Audit Committee is established by and amongst the Board of Trustees for the primary purpose of assisting the board in:

•	overseeing the integrity of the Company’s financial statements,

•	overseeing the Company’s compliance with legal and regulatory requirements,

•	overseeing the independent auditor’s qualifications and independence,

•	overseeing the performance of the company’s independent auditor, and

•	overseeing the Company’s system of disclosure controls and system of internal controls regarding finance, accounting, legal compliance, and ethics that management and the Board have established.

Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Audit Committee should also provide an open avenue of communication among the independent auditors, financial and senior management, and the Board of Trustees.

The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting, or other advisors as deemed appropriate to perform its duties and responsibilities.

The Company shall provide appropriate funding, as determined by the Audit Committee, for compensation to the independent auditor and to any advisers that the audit committee chooses to engage.

The Audit Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in Section III of this Charter. The Audit Committee will report regularly to the Board of Trustees regarding the execution of its duties and responsibilities.

II.	COMPOSITION AND MEETINGS

The Audit Committee shall be comprised of three or more trustees as determined by the Board, each of whom shall be independent trustees (as defined by all applicable rules and regulations), and free from any relationship (including disallowed compensatory arrangements) that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. Each trustee shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment, and shall meet the director independence requirements for serving on the Committee as set forth in the corporate governance standards of the American Stock Exchange. All members of the Committee shall have a working familiarity with basic finance and accounting practices. The board shall determine whether at least one member of the Committee qualifies as an “audit committee financial expert” in compliance with the criteria established by the SEC and other relevant regulations. The Company will disclose, in periodic filings as required by the SEC, (i) the name of the “audit committee financial expert” and whether or not he or she is independent, or (ii) the reason for the absence of a current “audit committee financial expert”. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant. The Board has determined that simultaneous service on more than one Audit Committee would not impair the ability of any trustee to effectively serve on the Company’s audit committee.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. Each regularly scheduled meeting shall conclude with an executive session of the Committee absent members of management and on such terms and conditions as the Committee may elect. As part of its job to foster open communication, the Committee should meet periodically with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee should meet quarterly with the independent auditors and management to discuss the annual audited financial statements and quarterly financial statements, including the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”.

III.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports/Accounting Information Review

1.	Review this Charter periodically, at least annually, and recommend to the Board of Trustees any necessary amendments as conditions dictate.

2.	Review and discuss with management the Company’s annual financial statements, quarterly financial statements, and all internal controls reports (or summaries thereof). Review other relevant reports or financial information submitted by the Company to any governmental body, or the public, including management certifications as required by the Sarbanes-Oxley Act of 2002 (Sections 302, 404 and 906) and relevant reports rendered by the independent auditors (or summaries thereof).

3.	Recommend to the Board whether the financial statements should be included in the Annual Report on Form 10-K. Review with financial management and the independent auditors the 10-Q prior to its filing (or prior to the release of earnings).

4.	Review earnings press releases with management, including review of “pro-forma” or “adjusted” non-GAAP information.

5.	Discuss with management financial information and earnings guidance provided to analysts and rating agencies. Such discussions may be on general terms (i.e., discussion of the types of information to be disclosed and the type of presentation to be made).

Independent Auditors

6.	Appoint (subject to shareholder ratification, if applicable), compensate, and oversee the work performed by the independent auditor for the purpose of preparing or issuing an audit report or related work. Review the performance of the independent auditors and remove the independent auditors if circumstances warrant. The independent auditors shall report directly to the audit committee and the audit committee shall oversee the resolution of disagreements between management and the independent auditors in the event that they arise. The committee will review the experience and qualifications of senior members of the independent audit team annually and ensure that all partner rotation requirements, as promulgated by applicable rules and regulations, are executed. The committee will also consider whether the auditor’s performance of permissible nonaudit services is compatible with the auditor’s independence.

7.	Review with the independent auditor any problems or difficulties and management’s response; review the independent auditor’s attestation and report on management’s internal control report; and hold timely discussions with the independent auditors regarding the following:

•	all critical accounting policies and practices;

•	all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

•	other material written communications between the independent auditor and management including, but not limited to, the management letter and schedule of unadjusted differences; and

•	an analysis of the auditor’s judgment as to the quality of the Company’s accounting principles, setting forth significant reporting issues and judgments made in connection with the preparation of the financial statements.

8.	At least annually, obtain and review a report by the independent auditor describing:

•	the firm’s internal quality control procedures;

•	any material issues raised by the most recent internal quality-control review, peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

•	(to assess the auditor’s independence) all relationships between the independent auditor and the Company.

9.	Review and preapprove both audit and nonaudit services to be provided by the independent auditor (other than with respect to de minimis exceptions permitted by the Sarbanes-Oxley Act of 2002). This duty may be delegated to one or more designated members of the audit committee with any such preapproval reported to the audit committee at its next regularly scheduled meeting. Approval of nonaudit services shall be disclosed to investors in periodic reports required by Section 13(a) of the Securities Exchange Act of 1934.

10.	Set clear hiring policies, compliant with governing laws or regulations, for employees or former employees of the independent auditor.

Financial Reporting Processes and Accounting Policies

11.	In consultation with the independent auditors, review the integrity of the organization’s financial reporting processes (both internal and external), and the internal control structure (including disclosure controls).

12.	Review with management major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies.

13.	Review analyses prepared by management (and the independent auditor as noted in item 7 above) setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

14.	Review with management the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

15.	Establish and maintain procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting, or auditing matters.

16.	Establish and maintain procedures for the confidential, anonymous submission by Company employees regarding questionable accounting or auditing matters.

Legal Compliance and Risk Management

17.	Review, with the organization’s counsel, any legal matter that could have a significant impact on the organization’s financial statements.

18.	Discuss policies with respect to risk assessment and risk management. Such discussions should include the Company’s major financial and accounting risk exposures and the steps management has undertaken to control them.

Other Responsibilities

19.	Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

20.	Prepare the report that the SEC requires be included in the Company’s annual proxy statement.

21.	Annually, perform a self-assessment relative to the Audit Committee’s purpose, duties and responsibilities outlined herein.

22.	Perform any other activities consistent with this Charter, the Company’s by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

23.	Oversee compliance with the Company’s Code of Conduct and oversee and review such code and recommend changes as necessary.

Dear Shareholder:

Please take note of the important information enclosed with this proxy. There are a number of issues related to the operation of American Mortgage Acceptance Company (“AMAC”) that require your immediate attention.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

You can vote your shares by Internet. Follow the instructions on the reverse side of the proxy card if you wish to do so.

If you choose to vote by mail, please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it, and return your proxy in the enclosed postage-paid envelope.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

American Mortgage Acceptance Company

DETACH HERE

ZAMA42

AMERICAN MORTGAGE ACCEPTANCE COMPANY

625 Madison Avenue
New York, New York 10022

SOLICITED BY THE BOARD OF TRUSTEES
FOR THE ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Stuart J. Boesky and Alan P. Hirmes, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all common shares of American Mortgage Acceptance Company (“AMAC”) held of record by the undersigned on April 1, 2005, at the Annual Meeting of Shareholders to be held on June 8, 2005, and any adjournments thereof.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” THE PROPOSALS AS DESCRIBED IN THE PROXY STATEMENT AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

AMERICAN MORTGAGE
ACCEPTANCE COMPANY
 C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet

Log on to the Internet and go to http://www.eproxyvote.com/amc

If you vote over the Internet, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

ZAMA41

X	Please mark	4966
votes as in
this example.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS

1.	Election of Trustees. Nominees: (01) Stuart J. Boesky, (02) Alan P. Hirmes, (03) Scott M. Mannes, (04) Stanley R. Perla, and (05) Richard M. Rosan			2.	The approval of an amendment and restatement of our Company’s Second Amended and Restated Declaration of Trust which reflects the following significant amendments:
						FOR	AGAINST	ABSTAIN
				2a.	The transfer of provisions with respect to our investment policy from our declaration of trust to our bylaws:

			MARK HERE	2b.	The transfer of provisions with respect to our debt policy from our declaration of trust to our bylaws:
	FOR	WITHHELD	FOR ADDRESS
	ALL	FROM ALL	CHANGE AND
	NOMINEES	NOMINEES	NOTE BELOW
				2c.	The transfer of provisions with respect to our operating procedures from our declaration of trust to our bylaws:

				2d.	The reduction in the vote required to approve a conversion transaction or a roll-up from 80% to a majority vote:
For all nominees except as noted above

3.

Approval of any postponements or adjournments of the annual meeting if necessary to permit further solicitation of proxies if there are not sufficient votes at the time of the annual meeting to approve proposals 1 & 2:

						FOR	AGAINST	ABSTAIN

				4.	In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting.

Please sign exactly as name appears hereon. Joint owners should each sign. Executors, administrators, trustees, and guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.

Signature:	Date:	Signature:	Date: